UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2006

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Premier Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Stock Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus Premier Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Cap Value Fund
Dreyfus Premier Strategic Income Fund

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
34	Financial Highlights
36	Notes to Financial Statements
43	Report of Independent Registered
Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
Bond Market Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund achieved total returns of 4.79% for its Investor shares and 5.06% for its BASIC shares.1 The fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”),achieved a total return of 5.19% for the same period.2

Mounting inflationary pressures, rising interest rates and higher energy and commodity prices resulted in relatively lackluster returns from most sectors of the fixed-income market during the first half of the reporting period. However, returns improved markedly during the second half when a slowing economy, falling energy prices and contained inflationary pressures prompted the Federal Reserve Board (the “Fed”) to end its campaign of raising short-term interest rates. We attribute the difference between the fund’s and benchmark’s performance to fees and expenses that are not reflected in the Index’s results.

What is the fund’s investment approach?

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 550 securities as compared to 6,500 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index.As of October 31, 2006, the average duration of the fund was approximately 4.52 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Several key macroeconomic factors influenced the bond market’s performance over the course of the reporting period, including a generally strong economy, healthy corporate earnings, lower unemployment rates, subdued inflation and rising short-term interest rates. Following a period of sluggish fourth quarter GDP growth, the U.S. economy bounced back in the first quarter of 2006 with an annualized 5.6% growth rate. Economic growth was bolstered by a rebound in corporate spending, low unemployment and rising consumer confidence. In this environment, fixed-income investors became worried that the Fed might raise short-term interest rates higher than previously expected, and bond prices fell. Indeed, the Fed continued to raise short-term interest rates at its meetings in January, March, May and June, driving the overnight federal funds rate to 5.25% .

However, beginning in mid-summer, energy prices fell sharply, employment gains moderated and inflationary pressures eased. In contrast to earlier fears of a potentially overheated economy, investors grew increasingly concerned that a cooling U.S. housing market might adversely affect consumer spending and derail economic growth. Citing economic concerns and expectations of lower inflation, the Fed left rates unchanged in August, September and October, sparking a rally in the fixed-income markets. In fact, the rate of economic growth slowed to a 2.6% annualized rate in the second quarter and an estimated 1.6% in the third quarter.

Mortgage-backed securities, which comprised approximately one-third of the Index, ranked among the reporting period’s stronger contributors to performance. Mortgage-backed securities produced especially attractive returns during the first half of the reporting period, when fewer homeowners refinanced their homes in the rising interest-rate environment, market volatility subsided toward historically low levels and demand remained robust from banks and overseas investors. Commercial mortgage-backed securities also fared well, buoyed by the strong economy, low default rates and increased mergers-and-acquisi-

4

tions activity. Favorable business conditions also supported the corporate bond market, where the insurance, tobacco and capital goods industries fared particularly well, but the home construction, gaming and non-cable media areas disappointed. To a lesser degree, U.S. government agencies and U.S. Treasury securities also contributed positively to the fund’s performance, driven by robust demand from overseas investors, which helped limit price declines.

Finally, another noteworthy development during the reporting period was the reintroduction of the 30-year bond by the U.S. Treasury in February 2006. Thirty-year Treasury bonds were last issued in 2001, after which they were discontinued in light of the then-prevailing federal budget surplus.While initial trading results have been mixed, the longer-term influence of 30-year securities on the overall bond market remains to be seen.

What is the fund’s current strategy?

As always, we intend to continue to employ our strategy of closely monitoring the Index in an attempt to replicate its return. Accordingly, as of October 31, 2006, approximately 35% of the fund’s assets were invested in mortgage-backed securities, 25% to U.S.Treasury securities, 24% to corporate bonds and asset-backed securities, 10% to U.S. government agency bonds and 6% to securitized assets. In addition, the majority of the fund’s corporate securities were BBB-rated as of the reporting period’s end, which is closely aligned with the overall credit quality of the Index.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

BASIC shares	5.06%	4.31%	6.03%
Investor shares	4.79%	4.05%	5.77%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in both the BASIC shares and Investor shares of Dreyfus Bond
Market Index Fund on 10/31/96 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses on both BASIC and
Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 2.06	$ .77
Ending value (after expenses)	$1,044.70	$1,046.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 2.04	$ .77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Basic shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—98.3%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.4%
Boeing,
Debs.	7.25	6/15/25	150,000	179,841
Boeing,
Debs.	8.10	11/15/06	25,000	25,021
Northrop Grumman,
Debs.	7.75	3/1/16	540,000	631,905
Raytheon,
Debs.	7.20	8/15/27	150,000	177,207
United Technologies,
Sr. Notes	4.88	5/1/15	500,000	487,280
United Technologies,
Debs.	8.75	3/1/21	50,000	66,088
				1,567,342
Agricultural—.1%
Archer-Daniels-Midland,
Debs.	7.13	3/1/13	300,000	329,501
Airlines—.0%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	150,071	155,961
Asset-Backed Ctfs./
Auto Receivables—.5%
BMW Vehicle Owner Trust,
Ser. 2005-A, Cl. A4	4.28	2/25/10	1,800,000	1,781,196
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	350,000	349,963
				2,131,159
Asset-Backed Ctfs./Credit Cards—.3%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1	3.45	10/17/11	950,000	919,661
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000	484,429
				1,404,090
Asset-Backed Ctfs./
Home Equity Loans—.2%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000	194,508
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000	569,849

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Peco Energy Transition Trust,
Ser. 1999-A, Cl. A7	6.13	3/1/09	235,000	237,647
				1,002,004
Automobile Manufacturers—.4%
Chrysler,
Debs.	7.45	3/1/27	50,000	53,862
DaimlerChrysler N.A. Holding,
Gtd. Notes	4.05	6/4/08	1,225,000	1,198,241
DaimlerChrysler N.A. Holding,
Gtd. Notes	7.30	1/15/12	400,000	427,278
				1,679,381
Banks—3.6%
Abbey National,
Sub. Debs.	7.95	10/26/29	350,000	445,128
Bank of America,
Unscd. Notes	5.13	11/15/14	350,000 [a]	347,166
Bank of America,
Sub. Notes	7.80	2/15/10	500,000	539,624
Bank One,
Sub. Notes	5.90	11/15/11	500,000 [a]	513,691
Bayerische Landesbank/New York,
Sub. Notes	5.88	12/1/08	300,000	304,355
BB & T,
Sub. Notes	4.75	10/1/12	325,000	317,387
Dresdner Bank-New York,
Sub. Debs.	7.25	9/15/15	145,000	163,161
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	251,540
FleetBoston Financial,
Sub. Notes	7.38	12/1/09	175,000	186,061
HSBC Holdings,
Sub. Notes	6.50	5/2/36	250,000	271,775
HSBC Holdings,
Sub. Notes	7.50	7/15/09	200,000	212,236
KeyBank N.A.,
Sub. Debs.	6.95	2/1/28	100,000	112,478
KFW International Finance,
Gtd. Debs.	8.00	2/15/10	35,000	38,023

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
KFW,
Gov’t Gtd. Notes	3.25	3/30/09	1,250,000	1,203,653
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	350,000 [a]	334,022
Korea Development Bank,
Notes	5.50	11/13/12	350,000	353,781
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Notes, Ser. 6	3.88	9/4/08	1,175,000	1,151,939
National City Bank/Cleveland, OH,
Bonds	4.50	3/15/10	1,275,000	1,245,831
NationsBank,
Sub. Notes	7.80	9/15/16	160,000	187,385
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	55,000	57,608
PNC Funding,
Gtd. Notes	5.25	11/15/15	225,000	222,206
Royal Bank of Scotland Group,
Sub. Notes	6.38	2/1/11	410,000	428,366
Sanwa Finance Aruba,
Bank Gtd. Notes	8.35	7/15/09	150,000	161,381
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	510,968
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	500,000 [b]	490,677
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000	197,517
SunTrust Bank,
Sub. Notes	5.00	9/1/15	400,000	389,214
U.S. Bank N.A.,
Sub. Notes	6.38	8/1/11	100,000	105,142
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000	390,174
Wachovia Bank N.A.,
Sub. Notes	5.00	8/15/15	250,000	242,803
Washington Mutual Bank/Henderson,
NV, Sub. Notes	5.13	1/15/15	400,000	387,481
Wells Fargo & Co.,
Notes	5.25	12/1/07	1,600,000	1,599,943
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	442,408

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Wells Fargo Bank N.A.,
Sub. Notes	5.75	5/16/16	750,000	772,001
Wells Fargo Capital I,
Gtd. Cap. Secs.	7.96	12/15/26	30,000	31,241
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	466,330
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	250,000	256,841
				15,331,537
Building & Construction—.2%
D.R. Horton,
Unsub. Notes	6.50	4/15/16	140,000	139,749
Masco,
Bonds	4.80	6/15/15	300,000	275,272
Pulte Homes,
Sr. Notes	5.25	1/15/14	500,000	480,438
				895,459
Chemicals—.3%
Lubrizol,
Sr. Notes	5.50	10/1/14	150,000 [a]	147,145
Potash of Saskatchewan,
Unscd. Notes	7.75	5/31/11	200,000	218,706
Praxair,
Unscd. Notes	2.75	6/15/08	900,000	867,280
				1,233,131
Commercial & Professional Services—.2%
R.R. Donnelley & Sons,
Notes	4.95	5/15/10	750,000	729,564
Commercial Mortgage
Pass-Through Ctfs.—4.8%
Asset Securitization,
Ser. 1997-D4, Cl. A1D	7.49	4/14/29	192,818	193,875
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000	959,303
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	600,000	635,604
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000	875,232

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2,
Cl. A2	7.08	7/15/31	250,000	260,103
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	450,000	479,864
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	250,000	270,006
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.23	7/15/44	500,000 [c]	500,688
Commercial Mortgage Pass-Through
Ctfs., Ser. 2005-LP5, Cl. A2	4.63	5/10/43	1,500,000	1,479,965
Credit Suisse Mortgage Capital
Ctfs., Ser. 2006-C3, Cl. A3	5.83	6/15/38	500,000 [c]	522,062
CS First Boston Mortgage
Securities, Ser. 2002-CKP1,
Cl. A3	6.44	12/15/35	675,000	714,062
CS First Boston Mortgage
Securities, Ser. 1999-C1,
Cl. A2	7.29	9/15/41	1,018,984	1,063,213
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	850,000	892,536
GMAC Commercial Mortgage
Securities, Ser. 1998-C2,
Cl. A2	6.42	5/15/35	900,252	914,929
GMAC Commercial Mortgage
Securities, Ser. 1998-C1,
Cl. A2	6.70	5/15/30	154,345	156,656
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000 [c]	996,616
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000	753,980
Heller Financial Commercial
Mortgage Asset, Ser. 1999-PH1,
Cl. A2	6.85	5/15/31	674,210	693,207
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000	947,906

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000 [c]	585,267
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000 [c]	506,746
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C2, Cl. A2	7.33	10/15/32	200,000	209,712
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000	483,415
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000 [c]	271,064
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	1,100,000	1,186,769
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000 [c]	499,723
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000	965,633
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000	491,755
Salomon Brothers Mortgage
Securities VII, Ser. 2000-C1,
Cl. A2	7.52	12/18/09	300,000	317,955
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000 [c]	789,944
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	796,834
				20,414,624
Consumer Products—.2%
Avon Products,
Notes	4.20	7/15/18	250,000	220,530
Procter & Gamble,
Unsub. Notes	6.88	9/15/09	750,000	786,044
				1,006,574
Diversified Financial Services—4.6%
Bear Stearns Cos.,
Notes	4.00	1/31/08	2,500,000	2,464,675

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Capital One Bank,
Notes	4.25	12/1/08	275,000	269,626
CIT Group,
Sr. Notes	5.50	11/30/07	1,350,000 [a]	1,353,850
Citigroup,
Sub. Notes	5.00	9/15/14	1,000,000	978,325
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	750,000	779,459
Citigroup,
Debs.	6.63	1/15/28	100,000	110,981
Countrywide Capital I,
Gtd. Cap. Secs.	8.00	12/15/26	200,000	200,370
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000 [a]	710,501
Credit Suisse FB USA,
Notes	5.50	8/15/13	1,000,000	1,014,641
MBNA American Bank, N.A.,
Sub. Notes	6.75	3/15/08	100,000	101,851
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	368,244
General Electric Capital,
Notes, Ser. A	5.45	1/15/13	650,000	660,613
General Electric Capital,
Notes, Ser. A	6.75	3/15/32	400,000	463,372
General Electric Capital,
Debs.	8.30	9/20/09	15,000	16,271
Goldman Sachs Group,
Gtd. Notes	6.35	2/15/34	350,000	358,558
Goldman Sachs Group,
Notes	6.60	1/15/12	1,000,000	1,059,378
Goldman Sachs Group,
Notes	7.35	10/1/09	100,000	105,967
Household Finance,
Notes	4.75	7/15/13	700,000	680,042
Household Finance,
Notes	8.00	7/15/10	630,000	688,063
International Lease Finance,
Sr. Notes	5.00	4/15/10	1,200,000	1,191,508

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	194,874
JPMorgan Chase & Co.,
Sr. Notes	4.00	2/1/08	1,000,000	983,584
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000	1,058,737
Lehman Brothers Holdings,
Notes	6.63	1/18/12	650,000	691,404
Merrill Lynch & Co.,
Notes	5.45	7/15/14	565,000	568,785
Merrill Lynch & Co.,
Notes	6.88	11/15/18	150,000	168,248
Morgan Stanley,
Notes	7.25	4/1/32	300,000	351,851
National Rural Utilities
Cooperative Finance, Coll.
Trust Notes	4.38	10/1/10	600,000	584,458
Residential Capital,
Sr. Unscd. Notes	6.38	6/30/10	435,000	441,832
SLM,
Notes, Ser. A	5.00	4/15/15	700,000	678,268
Toyota Motor Credit,
Unscd. Notes	4.35	12/15/10	150,000	146,578
UBS Paine Webber Group,
Sr. Notes	6.55	4/15/08	150,000	152,450
				19,597,364
Diversified Metals
& Mining—.2%
Alcan,
Debs.	7.25	3/15/31	350,000	398,014
Alcoa,
Notes	6.00	1/15/12	150,000	155,042
Inco,
Bonds	7.20	9/15/32	100,000	106,286
Noranda,
Notes	5.50	6/15/17	165,000 [a]	158,291
				817,633

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities—1.3%
Cincinnati Gas & Electric,
Notes	5.70	9/15/12	185,000	187,347
Consolidated Edison of New York,
Notes	6.20	6/15/36	200,000	212,272
Constellation Energy Group,
Notes	7.60	4/1/32	250,000	298,285
Dominion Resources,
Sr. Notes	6.30	3/15/33	100,000	102,663
Exelon,
Notes	4.90	6/15/15	500,000	473,585
FirstEnergy,
Notes, Ser. C	7.38	11/15/31	120,000	140,800
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	250,000	250,333
Hydro-Quebec,
Gov’t Gtd. Notes, Ser. HH	8.50	12/1/29	200,000	283,092
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	30,665
MidAmerican Energy Holdings,
Sr. Notes	5.88	10/1/12	350,000	358,600
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	146,391
Ohio Power,
Sr. Notes, Ser. F	5.50	2/15/13	400,000	401,586
Oncor Electric Delivery,
Scd. Notes	7.00	5/1/32	250,000	278,738
Pacific Gas & Electric,
Unscd. Bonds	6.05	3/1/34	100,000	102,495
PPL Electric Utilities,
Scd. Bonds	6.25	8/15/09	300,000	308,060
Progress Energy,
Sr. Notes	7.10	3/1/11	500,000	535,885
Public Service Company of
Colorado, First Mortgage Bonds	7.88	10/1/12	350,000	395,713
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	226,768
Southern California Edison,
Notes	6.65	4/1/29	100,000 [a]	109,581
Southern Power,
Sr. Notes, Ser. D	4.88	7/15/15	300,000	285,098

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000 [a]	495,566
				5,623,523
Environmental Control—.0%
USA Waste Services,
Sr. Notes	7.00	7/15/28	150,000	165,623
Food & Beverages—.9%
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000	340,457
Coca-Cola Enterprises,
Debs.	6.70	10/15/36	250,000	282,755
Coca-Cola Enterprises,
Debs.	8.50	2/1/22	100,000	128,515
ConAgra Foods,
Sr. Notes	7.00	10/1/28	350,000	381,289
General Mills,
Unscd. Notes	6.00	2/15/12	125,000	128,747
H.J. Heinz,
Debs.	6.38	7/15/28	100,000	99,291
Hershey,
Notes	5.30	9/1/11	750,000	757,404
Hershey,
Debs.	8.80	2/15/21	30,000	39,227
Kroger,
Gtd. Notes	7.25	6/1/09	550,000	574,217
Nabisco,
Debs.	7.55	6/15/15	40,000	45,726
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000 [a]	211,561
Sara Lee,
Notes	6.25	9/15/11	300,000	304,266
SYSCO,
Sr. Notes	5.38	9/21/35	350,000	338,039
Tyson Foods,
Sr. Unscd. Notes	6.60	4/1/16	90,000	93,030
				3,724,524
Foreign/Governmental—2.8%
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	750,000	733,659

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
European Investment Bank,
Notes	4.63	5/15/14	500,000	492,560
European Investment Bank,
Bonds	4.63	10/20/15	350,000	343,501
Inter-American Development Bank,
Bonds	5.75	2/26/08	1,600,000	1,615,149
International Bank for
Reconstruction & Development,
Bonds	5.00	4/1/16	700,000	706,516
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	175,000	225,037
Malaysia,
Notes	8.75	6/1/09	330,000	358,008
Province of British Columbia,
Bonds, Ser. USD-2	6.50	1/15/26	25,000	28,865
Province of Manitoba,
Debs., Ser. CB	8.80	1/15/20	10,000	13,311
Province of Ontario,
Unscd. Bonds	3.63	10/21/09	1,200,000	1,157,827
Province of Ontario,
Sr. Unsub. Bonds	5.50	10/1/08	500,000	504,606
Province of Quebec,
Unscd. Notes	4.60	5/26/15	700,000 [a]	676,265
Province of Quebec,
Debs., Ser. NJ	7.50	7/15/23	200,000	248,466
Republic of Chile,
Bonds	5.50	1/15/13	350,000	354,760
Republic of Finland,
Bonds	6.95	2/15/26	25,000	30,232
Republic of Italy,
Notes	5.38	6/15/33	550,000	551,516
Republic of Italy,
Debs.	6.88	9/27/23	70,000	81,902
Republic of Korea,
Unsub. Notes	8.88	4/15/08	840,000 [a]	887,758
Republic of Poland,
Unsub. Notes	5.25	1/15/14	250,000	251,586
Republic of South Africa,
Notes	6.50	6/2/14	170,000	178,925

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
United Mexican States,
Notes, Ser. A	6.75	9/27/34	550,000 [a]	594,000
United Mexican States,
Notes	9.88	2/1/10	1,525,000	1,746,125
				11,780,574
Health Care—.7%
Bristol-Myers Squibb,
Notes	5.75	10/1/11	250,000	255,282
Eli Lilly & Co.,
Notes	7.13	6/1/25	200,000	236,282
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	500,000 [a]	475,113
Johnson & Johnson,
Debs.	4.95	5/15/33	170,000	162,387
Merck & Co.,
Debs.	6.40	3/1/28	150,000	161,590
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000	486,674
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	83,463
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000	292,828
WellPoint,
Unscd. Bonds	5.25	1/15/16	375,000	369,998
Anthem,
Bonds	6.80	8/1/12	300,000	320,892
Wyeth,
Bonds	6.50	2/1/34	200,000	219,762
				3,064,271
Machinery—.2%
Deere & Co.,
Sr. Notes	6.95	4/25/14	625,000	688,809
Manufacturing—.2%
General Electric,
Notes	5.00	2/1/13	500,000	496,252
Tyco International Group,
Gtd. Notes	6.88	1/15/29	235,000	264,542
				760,794

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—.9%
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000	397,892
Clear Channel Communications,
Notes	4.25	5/15/09	750,000	723,863
Comcast Cable Communications,
Sr. Notes	6.75	1/30/11	600,000	631,598
COX Communications,
Bonds	5.50	10/1/15	450,000	435,671
News America Holdings,
Debs.	8.25	8/10/18	150,000	178,140
News America,
Gtd. Notes	6.20	12/15/34	250,000	244,931
Time Warner,
Gtd. Debs.	6.95	1/15/28	325,000	341,852
Viacom,
Gtd. Debs.	5.50	5/15/33	250,000	214,320
Viacom,
Sr. Notes	6.88	4/30/36	150,000	151,518
Walt Disney,
Sr. Notes	7.00	3/1/32	150,000 [a]	175,616
Walt Disney,
Debs.	7.55	7/15/93	100,000	118,273
				3,613,674
Oil & Gas—1.3%
Amerada Hess,
Bonds	7.88	10/1/29	125,000	148,951
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000	316,398
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	356,114
Canadian Natural Resources,
Notes	4.90	12/1/14	350,000 [a]	331,343
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	517,241
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	338,516
Duke Capital,
Sr. Notes	8.00	10/1/19	225,000	264,834
Enterprise Products Operating,
Sr. Notes, Ser. B	5.60	10/15/14	335,000	331,110

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Kinder Morgan Finance,
Gtd. Notes	6.40	1/5/36	275,000	250,301
PanCanadian Petroleum,
Bonds	7.20	11/1/31	150,000	169,037
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	200,000 [b]	197,750
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	440,000
Phillips Petroleum,
Notes	8.75	5/25/10	200,000	223,265
Sempra Energy,
Notes	7.95	3/1/10	500,000	540,310
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	513,142
Trans-Canada Pipelines,
Bonds	5.85	3/15/36	200,000 [a]	200,123
Transocean,
Unscd. Notes	7.50	4/15/31	150,000	176,604
Valero Energy,
Sr. Unscd. Notes	7.50	4/15/32	70,000	81,822
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	200,000	191,364
				5,588,225
Paper & Forest Products—.2%
International Paper,
Notes	6.75	9/1/11	200,000	213,111
International Paper,
Notes	7.63	1/15/07	10,000	10,028
MeadWestvaco,
Gtd. Notes	6.85	4/1/12	500,000 [a]	523,894
Weyerhaeuser,
Debs.	7.38	3/15/32	200,000	210,746
				957,779
Property & Casualty
Insurance—1.2%
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	60,018
Allstate,
Sr. Notes	5.55	5/9/35	175,000	169,515

The Fund 21

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
American International Group,
Notes	2.88	5/15/08	2,000,000	1,933,350
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	70,000	81,592
AXA,
Sub. Notes	8.60	12/15/30	165,000	217,366
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	200,000	194,618
CNA Financial,
Unscd. Notes	6.50	8/15/16	100,000	104,774
GE Global Insurance Holdings,
Notes	7.00	2/15/26	150,000	166,184
Marsh & McLennan Cos.,
Sr. Notes	5.88	8/1/33	200,000	179,689
MetLife,
Sr. Notes	6.13	12/1/11	260,000	270,528
Nationwide Financial Services,
Sr. Notes	6.25	11/15/11	350,000	364,347
Progressive,
Sr. Notes	6.63	3/1/29	100,000	112,341
Prudential Financial,
Notes, Ser. B	4.75	4/1/14	350,000	335,912
Safeco Capital Trust I,
Gtd. Cap. Secs.	8.07	7/15/37	300,000	315,407
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	200,000	200,828
Torchmark,
Debs.	8.25	8/15/09	150,000	161,240
				4,867,709
Real Estate Investment Trusts—.4%
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	130,000	131,456
EOP Operating,
Gtd. Notes	4.75	3/15/14	300,000 [a]	286,014
ERP Operating,
Unscd. Notes	5.20	4/1/13	600,000 [a]	593,453
iStar Financial,
Sr. Unscd. Notes, Ser. 1	5.88	3/15/16	185,000	184,721

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts (continued)
Simon Property Group,
Notes	6.35	8/28/12	400,000	419,320
				1,614,964
Retail—.4%
Federated Department Stores,
Debs.	7.45	7/15/17	350,000	384,232
J.C. Penney,
Sr. Unscd. Notes	8.00	3/1/10	350,000	376,182
May Department Stores,
Notes	6.70	7/15/34	200,000 [a]	201,866
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000	147,272
Wal-Mart Stores,
Bonds	5.25	9/1/35	400,000	377,602
				1,487,154
State/Government
General Obligations—.1%
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	450,000	434,651
Technology—.4%
First Data,
Sr. Notes	5.63	11/1/11	250,000	255,778
International Business Machines,
Debs., Ser. A	7.50	6/15/13	75,000	84,486
International Business Machines,
Debs.	8.38	11/1/19	300,000	378,852
Oracle,
Notes	5.00	1/15/11	1,000,000	994,137
				1,713,253
Telecommunications—2.2%
America Movil,
Unscd. Notes	6.38	3/1/35	100,000	98,373
AT & T Wireless Services,
Sr. Notes	7.88	3/1/11	1,125,000	1,234,554
AT & T Wireless Services,
Notes	8.13	5/1/12	250,000	282,486
BellSouth Telecommunications,
Debs.	6.38	6/1/28	550,000	555,768

The Fund 23

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($

Telecommunications (continued)
British Telecommunications,
Bonds	8.88	12/15/30	150,000	203,813
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000	506,677
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	300,000	373,742
Embarq,
Notes	8.00	6/1/36	150,000	159,979
France Telecom,
Notes	8.50	3/1/31	220,000	293,182
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	250,000	291,389
Motorola,
Debs.	7.50	5/15/25	150,000	175,422
New Jersey Bell Telephone,
Debs.	8.00	6/1/22	25,000	28,124
Pacific-Bell,
Debs.	7.13	3/15/26	310,000	338,534
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000 [a]	794,048
Sprint Capital,
Gtd. Bonds	7.63	1/30/11	1,500,000	1,618,185
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000 [a]	190,848
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000	216,598
Verizon Global Funding,
Notes	7.25	12/1/10	500,000	537,143
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000	549,991
Verizon Global Funding,
Notes	7.75	12/1/30	200,000	234,429
Vodafone Group,
Sr. Notes	7.75	2/15/10	580,000	622,907
				9,306,192
Textiles & Apparel—.0%
Mohawk Industries,
Sr. Unscd. Notes	6.13	1/15/16	70,000	69,798

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Transportation—.2%
Burlington Northern Santa Fe,
Debs.	7.00	12/15/25	100,000	114,060
Canadian National Railway,
Notes	6.90	7/15/28	100,000	115,716
FedEx,
Notes	9.65	6/15/12	225,000	270,987
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	9,880
Norfolk Southern,
Sr. Notes	7.80	5/15/27	250,000 [a]	310,580
Union Pacific,
Debs.	6.63	2/1/29	200,000	220,720
United Parcel Service of America,
Sr. Unsub. Debs.	8.38	4/1/30	10,000 [c]	13,489
				1,055,432
U.S. Government Agencies—10.2%
Federal Farm Credit Bank,
Bonds	5.13	8/25/16	350,000	355,917
Federal Home Loan Bank,
Bonds, Ser. 455	3.00	4/15/09	2,250,000	2,160,749
Federal Home Loan Bank,
Bonds, Ser. 501	3.63	1/15/08	1,000,000	983,598
Federal Home Loan Bank,
Bonds, Ser. 498	3.88	1/15/10	1,500,000	1,461,966
Federal Home Loan Bank,
Bonds, Ser. 567	4.38	9/17/10	1,650,000	1,624,078
Federal Home Loan Bank,
Bonds, Ser. 432	4.50	9/16/13	1,000,000	975,195
Federal Home Loan Bank,
Bonds, Ser. 609	4.63	1/18/08	3,000,000	2,985,450
Federal Home Loan Bank,
Sr. Notes, Ser. 100	5.80	9/2/08	3,850,000	3,903,242
Federal Home Loan Mortgage Corp.,
Notes	3.63	9/15/08	1,000,000	977,675
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000	2,293,659
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	2,825,000	2,714,458

The Fund 25

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	1,245,334
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	997,035
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,000,000	1,012,180
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	513,841
Federal Home Loan Mortgage Corp.,
Notes	5.50	8/20/19	500,000	497,470
Federal Home Loan Mortgage Corp.,
Sub. Notes	5.88	3/21/11	650,000	671,380
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	650,000	756,556
Federal National Mortgage
Association, Notes	4.63	1/15/08	1,250,000	1,243,864
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	1,473,372
Federal National Mortgage
Association, Notes	5.25	1/15/09	5,525,000	5,568,648
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	1,008,424
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	1,279,771
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	1,230,088
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,300,000	1,495,140
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,450,000	1,552,244
Financing (FICO),
Bonds	8.60	9/26/19	40,000	53,430
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000	721,803
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	742,999
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	450,000	477,191
				42,976,757

26

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—34.6%
Federal Home Loan Mortgage Corp.:
6.00%	1,250,000 [d]	1,258,594
4.00%, 9/1/08—9/1/18	1,468,560	1,396,584
4.50%, 5/1/10—9/1/35	7,822,609	7,531,793
5.00%, 11/1/07—4/1/36	20,258,667	19,714,607
5.50%, 9/1/09—8/1/36	16,473,204	16,343,363
6.00%, 12/1/13—7/1/36	6,890,363	6,956,280
6.50%, 3/1/11—9/1/36	3,201,380	3,274,062
7.00%, 9/1/11—7/1/34	687,101	709,161
7.50%, 7/1/10—11/1/33	346,896	359,881
8.00%, 5/1/26—10/1/31	133,604	140,594
8.50%, 6/1/30	4,316	4,633
Federal National Mortgage Association:
6.50%	1,000,000 [d]	1,019,370
4.00%, 9/1/18—10/1/20	2,070,803	1,965,133
4.50%, 4/1/18—8/1/35	6,529,693	6,275,649
5.00%, 5/1/10—2/1/36	21,403,333	20,803,321
5.50%, 1/1/17—6/1/36	25,335,738	25,120,342
6.00%, 6/1/11—10/1/36	12,699,504	12,809,419
6.50%, 1/1/11—7/1/36	4,095,410	4,197,745
7.00%, 8/1/08—5/1/36	1,426,860	1,471,367
7.50%, 8/1/15—3/1/32	352,788	368,374
8.00%, 5/1/27—10/1/30	49,302	52,130
8.50%, 2/1/25	6,862	7,370
9.00%, 10/1/30	6,559	7,160
Government National Mortgage Association I:
4.50%, 6/15/19—8/15/33	993,401	957,428
5.00%, 3/15/18—9/15/35	3,543,334	3,464,094
5.50%, 2/15/33—1/15/36	5,073,352	5,057,272
6.00%, 4/15/17—2/15/36	3,590,502	3,644,438
6.50%, 9/15/08—11/15/33	884,765	911,086
7.00%, 10/15/11—8/15/32	394,026	407,612
7.50%, 12/15/26—10/15/32	190,339	198,807
8.00%, 8/15/24—3/15/32	76,552	81,166
8.50%, 10/15/26	20,021	21,507
9.00%, 2/15/22—2/15/23	24,759	26,751
		146,557,093
U.S. Government Securities—24.1%
U.S. Treasury Bonds:
4.50%, 2/15/36	950,000 [a]	917,196
5.38%, 2/15/31	1,560,000 [a]	1,694,185

The Fund 27

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
5.50%, 8/15/28	2,750,000 [a]	3,010,821
6.25%, 5/15/30	700,000 [a]	845,469
7.13%, 2/15/23	5,925,000 [a]	7,459,948
7.25%, 5/15/16	4,300,000 [a]	5,162,017
7.88%, 2/15/21	3,130,000 [a]	4,121,575
8.75%, 5/15/20	1,925,000 [a]	2,684,022
8.88%, 8/15/17	4,160,000 [a]	5,629,329
9.00%, 11/15/18	650,000 [a]	904,059
11.25%, 2/15/15	25,000 [a]	36,338
12.00%, 8/15/13	1,445,000 [a]	1,624,327
12.50%, 8/15/14	40,000 [a]	48,178
14.00%, 11/15/11	30,000	30,108
U.S. Treasury Notes:
3.00%, 11/15/07	7,400,000 [a]	7,261,257
3.25%, 8/15/07	500,000 [a]	493,496
3.50%, 2/15/10	5,950,000 [a]	5,754,537
3.88%, 5/15/10	7,220,000 [a]	7,057,839
4.00%, 2/15/14	6,000,000 [a]	5,782,032
4.38%, 8/15/12	4,025,000 [a]	3,989,624
4.75%, 11/15/08	5,100,000 [a]	5,107,176
4.75%, 3/31/11	1,800,000 [a]	1,812,728
4.88%, 4/30/11	1,000,000 [a]	1,012,227
4.88%, 7/31/11	1,500,000 [a]	1,519,102
5.00%, 8/15/11	3,250,000 [a]	3,316,778
5.13%, 5/15/16	1,000,000 [a]	1,039,844
5.63%, 5/15/08	8,400,000 [a]	8,510,258
6.00%, 8/15/09	11,275,000 [a]	11,678,002
6.50%, 2/15/10	3,350,000 [a]	3,542,628
		102,045,100
Total Bonds and Notes
(cost $418,894,331)		416,391,223

Other Investment—1.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,894,000)	7,894,000 [e]	7,894,000

28

Investment of Cash Collateral
for Securities Loaned—26.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $110,347,516)	110,347,516 [e]	110,347,516

Total Investments (cost $537,135,847)	126.3%	534,632,739
Liabilities, Less Cash and Receivables	(26.3%)	(111,394,024)
Net Assets	100.0%	423,238,715

[a]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $110,591,232 and the total market value of the collateral held by the fund is $113,551,254, consisting
	of cash collateral of $110,347,516, U.S. Government and agency securities valued at $718,125, and Letters of
Credit valued at $2,485,613.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities
	amounted to $688,427 or .2% of net assets.
[c]	Variable rate security—interest rate subject to periodic change.
[d]	Purchased on a forward commitment basis.
[e]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government Agencies/		Asset/Mortgage-Backed	5.8
Mortgage-Backed	34.6	Foreign/Governmental	2.8
U.S. Government & Agencies	34.3	State/Government
Money Market Investments	28.0	General Obligations	.1
Corporate Bonds	20.7		126.3

† Based on net assets.
See notes to financial statements.

The Fund 29

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $110,591,232)—Note 1(b):
Unaffiliated issuers	418,894,331	416,391,223
Affiliated issuers	118,241,516	118,241,516
Dividends and interest receivable		4,356,939
Receivable for investment securities sold		207,903
Receivable for shares of Capital Stock subscribed		228,628
		539,426,209

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		99,203
Liability for securities on loan—Note 1(b)		110,347,516
Payable for investment securities purchased		4,855,291
Payable for shares of Capital Stock redeemed		764,150
Cash overdraft due to Custodian		121,334
		116,187,494

Net Assets ($)		423,238,715

Composition of Net Assets ($):
Paid-in capital		429,001,123
Accumulated undistributed investment income—net		17,511
Accumulated net realized gain (loss) on investments		(3,276,811)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,503,108)

Net Assets ($)		423,238,715

Net Asset Value Per Share
	Investor Shares	BASIC Shares

Net Assets ($)	225,506,669	197,732,046
Shares Outstanding	22,505,008	19,723,864

Net Asset Value Per Share ($)	10.02	10.03

See notes to financial statements.
30

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Interest	19,978,044
Cash dividends;
Affiliated issuers	163,654
Income on securities lending	34,646
Total Income	20,176,344
Expenses:
Management fee—Note 3(a)	613,960
Distribution fee (Investor Shares)—Note 3(b)	544,259
Loan commitment fees—Note 2	4,148
Total Expenses	1,162,367
Investment Income—Net	19,013,977

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,189,646)
Net unrealized appreciation (depreciation) on investments	2,968,192
Net Realized and Unrealized Gain (Loss) on Investments	778,546
Net Increase in Net Assets Resulting from Operations	19,792,523

See notes to financial statements.

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	19,013,977	16,555,401
Net realized gain (loss) on investments	(2,189,646)	(307,318)
Net unrealized appreciation
(depreciation) on investments	2,968,192	(12,810,346)
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,792,523	3,437,737

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(9,992,584)	(8,764,561)
BASIC shares	(9,277,623)	(8,424,804)
Net realized gain on investments:
Investor shares	—	(253,303)
BASIC shares	—	(216,262)
Total Dividends	(19,270,207)	(17,658,930)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares	93,843,024	78,579,906
BASIC shares	63,013,482	92,424,445
Dividends reinvested:
Investor shares	9,704,360	8,748,535
BASIC shares	4,836,534	5,552,384
Cost of shares redeemed:
Investor shares	(90,029,048)	(76,276,839)
BASIC shares	(58,179,698)	(75,339,955)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	23,188,654	33,688,476
Total Increase (Decrease) in Net Assets	23,710,970	19,467,283

Net Assets ($):
Beginning of Period	399,527,745	380,060,462
End of Period	423,238,715	399,527,745
Undistributed investment income—net	17,511	18,164

32

	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Investor Shares
Shares sold	9,444,052	7,683,793
Shares issued for dividends reinvested	977,490	855,770
Shares redeemed	(9,058,685)	(7,452,715)
Net Increase (Decrease) in Shares Outstanding	1,362,857	1,086,848

BASIC Shares
Shares sold	6,347,381	9,018,818
Shares issued for dividends reinvested	486,775	542,487
Shares redeemed	(5,859,485)	(7,346,836)
Net Increase (Decrease) in Shares Outstanding	974,671	2,214,469

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.01	10.38	10.35	10.38	10.34
Investment Operations:
Investment income—net [a]	.45	.41	.41	.40	.51
Net realized and unrealized
gain (loss) on investments	.02	(.34)	.10	.02	.05
Total from Investment Operations	.47	.07	.51	.42	.56
Distributions:
Dividends from investment income—net	(.46)	(.43)	(.43)	(.45)	(.52)
Dividends from net realized
gain on investments	—	(.01)	(.05)	(.00)[b]	—
Total Distributions	(.46)	(.44)	(.48)	(.45)	(.52)
Net asset value, end of period	10.02	10.01	10.38	10.35	10.38

Total Return (%)	4.79	.72	5.02	4.10	5.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	4.53	4.06	3.94	3.77	5.04
Portfolio Turnover Rate	31.05	46.96	44.84	99.57	37.69

Net Assets, end of period ($ x 1,000)	225,507	211,701	208,234	218,731	110,923

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01.

See notes to financial statements.
34

		Year Ended October 31,

BASIC Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.02	10.39	10.36	10.39	10.35
Investment Operations:
Investment income—net [a]	.47	.44	.43	.43	.54
Net realized and unrealized
gain (loss) on investments	.02	(.34)	.11	.02	.05
Total from Investment Operations	.49	.10	.54	.45	.59
Distributions:
Dividends from investment income—net	(.48)	(.46)	(.46)	(.48)	(.55)
Dividends from net realized
gain on investments	—	(.01)	(.05)	(.00)[b]	—
Total Distributions	(.48)	(.47)	(.51)	(.48)	(.55)
Net asset value, end of period	10.03	10.02	10.39	10.36	10.39

Total Return (%)	5.06	.97	5.29	4.36	5.95

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.78	4.31	4.19	4.06	5.32
Portfolio Turnover Rate	31.05	46.96	44.84	99.57	37.69

Net Assets, end of period ($ x 1,000)	197,732	187,827	171,827	140,249	103,194

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01.

See notes to financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 150 million shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the

36

quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in registered investment companies are valued at their net asset value. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It’s the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness

38

of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,511, accumulated capital losses $3,375,019 and unrealized depreciation $2,404,900.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any realized subsequent to October 31, 2006. If not applied, $953,347 of the carryover expires in fiscal 2013 and $2,421,672 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $19,270,207 and $17,189,456 and long-term capital gains $0 and $469,474, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, the fund increased accumulated undistributed investment income-net by $255,577 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. For the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The

40

Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to the Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended October 31, 2006, the Investor shares were charged $544,259 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $51,958 and Rule 12b-1 distribution plan fees $47,245.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $148,460,801 and $124,470,748, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $537,037,639; accordingly, accumulated net unrealized depreciation on investments was $2,404,900, consisting of $3,074,478 gross unrealized appreciation and $5,479,378 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 96.08% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying “interest related dividends”.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

48

For More	Information

Dreyfus	Transfer Agent &
Bond Market Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Midcap Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Midcap Stock Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide,which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John O’Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced total returns of 10.34% for Class A shares, 9.51% for Class B shares, 9.43% for Class C shares, 10.56% for Class R shares and 10.03% for Class T shares.1 The fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 13.43% for the same period.2

We attribute the market’s gains to continued U.S. and global economic growth in an environment of rising interest rates, high oil prices and perceptions of slowing economic fundamentals. Most companies posted strong earnings, driving their stock prices higher.While midcap stocks benefited from the rally, they were outperformed during the reporting period’s second half by their large-cap counterparts, which became more appealing to investors as economic uncertainty increased.The fund participated in the midcap market’s rise, with particularly strong returns in the health care and consumer cyclical sectors. However, the fund’s performance trailed its benchmark, largely due to comparatively weak returns in the energy and industrials sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue its goal, the fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies.When selecting securities, we use a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. We identify and rank stocks based on several characteristics, including: value, or a stock’s price relative to its perceived intrinsic worth; growth, the sustainability or growth of earnings; and financial profile, which refers to the financial health of the company.The fund’s investment process is

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 400 Index.

What other factors influenced the fund’s performance?

Markets proved volatile during the reporting period, climbing from November 2005 through April 2006, retreating in May and June 2006, and rising again during the final four months of the reporting period.As they had for some time, midcap stocks generally outperformed their large-cap counterparts during the first half of the reporting period. However, midcap stocks subsequently trailed their large-cap counterparts as investors adopted more defensive positions in a slowing economy.

Several of the fund’s better-performing holdings were concentrated in the health care sector, where specialized medical service providers Magellan Health Services,Laboratory Corporation of America Holdings, Universal Health Services and DaVita contributed to relatively strong returns. Among consumer cyclical stocks, the fund’s performance benefited from retail holdings, such as American Eagle Outfitters and Abercrombie & Fitch, both of which produced strong earnings growth. Lodging provider Choice Hotels International rose on the strength of a rebound in business and leisure travel. In the industrials area, heavy machinery maker Terex saw increasing demand for mining and road construction equipment, which further bolstered the fund’s returns.

The fund roughly matched or slightly exceeded the benchmark’s robust gains in the technology and financials sectors.Among technology holdings, semiconductor equipment maker Lam Research and fiber optic cable producer Amphenol contributed positively to performance. Investments in insurer American Financial Group and a diverse group of real estate investment trusts (REITs), such as Archstone-Smith Trust, enabled the fund to keep pace with its benchmark in the financials area.

Despite these successes, the fund’s overall gains proved more modest than its benchmark, in part because our disciplined, valuation-conscious investment approach proved less effective in a more volatile environment. A few individual holdings also produced disappointing returns. For

4

example,the fund established new positions in a few energy stocks which proved poorly timed as commodity prices fell late in the reporting period.These included independent oil and gas producer Noble Energy, which the fund later sold, and services provider FMC Technologies. Similarly, the fund established a position in shipping logistics company Expeditors International of Washington just prior to the summer market slump. Among other industrial holdings, heating and cooling products distributor Watsco, later sold, and homebuilder NVR were both hurt by declines in housing-related stocks. In the consumer staples area, chicken producers Pilgrim’s Pride and Gold Kist were undermined by avian flu concerns, leading the fund to sell these positions. Finally, in the consumer discretionary sector, visual content provider Getty Images lost ground after the company reported lower-than-expected earnings causing the fund to sell this position.

What is the fund’s current strategy?

In light of uncertain prospect regarding future rates of economic growth, we currently are focusing on companies that we believe are likely to deliver consistently positive financial results under a variety of economic conditions.At the same time, we continue to find intriguing investment opportunities with dynamic growth potential in the midcap sector.While we have reduced the fund’s exposure to certain industry sub-sectors, such as housing, that remain under pressure, we remain committed to its sector-neutral investment approach.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus
Premier Midcap Stock Fund on 10/31/96 to a $10,000 investment made in the Standard & Poor’s MidCap 400
Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		3.99%	9.18%	9.74%
without sales charge		10.34%	10.49%	10.39%
Class B shares
with applicable redemption charge †	1/16/98	6.37%	9.40%	—	7.20%††
without redemption	1/16/98	9.51%	9.68%	—	7.20%††
Class C shares
with applicable redemption charge †††	1/16/98	8.65%	9.66%	—	6.96%
without redemption	1/16/98	9.43%	9.66%	—	6.96%
Class R shares		10.56%	10.76%	10.67%
Class T shares
with applicable sales charge (4.5%)	8/16/99	5.10%	9.21%	—	6.49%
without sales charge	8/16/99	10.03%	10.21%	—	7.17%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Stock Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.69	$ 10.39	$ 10.39	$ 5.46	$ 7.92
Ending value (after expenses)	$966.20	$962.80	$962.30	$967.80	$964.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.87	$ 10.66	$ 10.66	$ 5.60	$ 8.13
Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,019.66	$1,017.14

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.10% for Class R and 1.60% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—100.0%	Shares	Value ($)

Consumer Cyclical—11.9%
Abercrombie & Fitch, Cl. A	22,750	1,743,787
American Eagle Outfitters	41,050	1,880,090
AnnTaylor Stores	15,000 [a]	660,300
Brinker International	25,000	1,160,750
Carmax	22,350 [a]	990,105
CBRL Group	11,200	491,792
CDW	10,450	686,252
Choice Hotels International	16,550	693,776
Dick’s Sporting Goods	12,500 [a]	622,000
Dollar Tree Stores	31,950 [a]	993,326
Dress Barn	38,350 [a]	832,962
Family Dollar Stores	15,000	441,750
Jones Apparel Group	13,800	460,920
Longs Drug Stores	20,600	886,624
MSC Industrial Direct, Cl. A	18,900	773,388
Office Depot	24,150 [a]	1,014,058
Polo Ralph Lauren	11,300	802,300
Sonic	28,800 [a]	655,200
United Auto Group	30,700	705,486
WESCO International	10,750 [a]	701,652
Williams-Sonoma	32,100	1,091,721
		18,288,239
Consumer Hard Goods—2.5%
Autoliv	12,000	682,440
Cummins	7,650	971,397
Herman Miller	17,550	601,614
Speedway Motorsports	10,250	386,117
Thor Industries	13,300	582,806
Toro	15,200	656,032
		3,880,406
Consumer Staples—1.7%
Hormel Foods	35,750	1,290,933
Pactiv	21,450 [a]	661,518
Pepsi Bottling Group	19,950	630,819
		2,583,270

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Financial—18.0%
A.G. Edwards	13,850		790,142
AMB Property	20,800		1,214,928
American Financial Group/OH	28,000		1,340,080
AmeriCredit	47,750	[a]	1,220,967
Archstone-Smith Trust	10,500		632,205
Assurant	11,750		618,755
BankUnited Financial, Cl. A	22,550		608,174
BRE Properties, Cl. A	13,200		875,160
CapitalSource	36,250		1,005,575
CBOT Holdings, Cl. A	2,350		348,740
City National/Beverly Hills, CA	18,700		1,244,672
Compass Bancshares	15,300		860,778
Crescent Real Estate EQT	35,000		763,000
Dime Bancorp (warrants 12/26/50)	68,300	[a]	7,513
Downey Financial	11,150		768,012
Fidelity National Financial	28,400		633,320
FirstFed Financial	13,800	[a]	852,426
HCC Insurance Holdings	41,700		1,403,622
HRPT Properties Trust	50,250		597,975
Hudson City Bancorp	64,550		886,271
IndyMac Bancorp	21,250		965,812
IntercontinentalExchange	7,000	[a]	590,940
Investment Technology Group	9,950	[a]	464,665
KKR Financial	15,400		413,182
Knight Capital Group, Cl. A	32,600	[a]	607,990
LaSalle Hotel Properties	14,300		604,175
New Century Financial	15,900		626,142
PMI Group	15,550		663,208
Radian Group	22,900		1,220,570
StanCorp Financial Group	21,600		986,904
Sunstone Hotel Investors	20,950		617,187
SVB Financial Group	15,000	[a]	690,300
TCF Financial	28,650		745,760
Unitrin	26,100		1,120,473
Whitney Holding	24,150		788,739
			27,778,362

10

Common Stocks (continued)	Shares	Value ($)

Health Care—10.4%
AmerisourceBergen	18,200	859,040
Beckman Coulter	21,200	1,220,484
Biogen Idec	19,850 [a]	944,860
Cephalon	18,200 [a]	1,277,276
Dentsply International	49,200	1,538,976
Edwards Lifesciences	13,200 [a]	566,676
HealthSpring	22,700	457,178
Henry Schein	21,800 [a]	1,083,242
IDEXX Laboratories	7,100 [a]	590,791
Invitrogen	20,100 [a]	1,166,001
King Pharmaceuticals	42,850 [a]	716,881
Laboratory Corp. of America
Holdings	15,900 [a]	1,088,991
Magellan Health Services	18,150 [a]	792,066
Pediatrix Medical Group	17,100 [a]	768,303
Sepracor	15,000 [a]	776,400
Sierra Health Services	31,600 [a]	1,081,984
Universal Health Services, Cl. B	22,150	1,172,842
		16,101,991
Industrial—14.9%
Acuity Brands	16,000	792,640
Applied Industrial Technologies	36,900	1,060,506
C.H. Robinson Worldwide	39,350	1,642,469
Crane	23,900	930,666
EMCOR Group	9,950 [a]	588,543
Energizer Holdings	9,950 [a]	777,593
Expeditors International Washington	32,550	1,543,195
Flowserve	15,100 [a]	800,300
FTI Consulting	23,700 [a]	673,317
Graco	18,200	741,832
Granite Construction	15,700	817,970
Joy Global	12,200	477,142
Korn/Ferry International	28,000 [a]	619,080
Laureate Education	10,900 [a]	574,648
Manpower	28,000	1,897,560
NVR	1,350 [a]	758,025

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Overseas Shipholding Group	8,800	550,440
Pacer International	24,700	758,043
Precision Castparts	17,600	1,197,856
Republic Services	33,650	1,379,986
Ryder System	19,900	1,047,735
Terex	10,700 [a]	553,832
Thomas & Betts	19,500 [a]	1,004,835
Trinity Industries	15,900	573,354
Wabtec	18,500	580,715
YRC Worldwide	16,350 [a]	633,399
		22,975,681
Information Services—5.7%
American Reprographics	23,250 [a]	825,375
Catalina Marketing	23,900	605,865
CheckFree	13,400 [a]	529,032
ChoicePoint	22,250 [a]	809,678
Cognizant Technology Solutions, Cl. A	30,150 [a]	2,269,692
Convergys	38,350 [a]	813,403
Dun & Bradstreet	17,400 [a]	1,343,976
Equifax	24,600	935,538
John H. Harland	15,350	627,662
		8,760,221
Materials—6.9%
Airgas	38,950	1,472,699
Albemarle	8,450	549,504
Commercial Metals	29,350	781,004
H.B. Fuller	25,800	639,582
IPSCO	6,900	630,936
Lyondell Chemical	58,000	1,488,860
Peabody Energy	36,800	1,544,496
Quanex	19,700	660,147
Sonoco Products	22,700	805,396
Steel Dynamics	14,400	865,584

12

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Temple-Inland	18,700	737,528
Universal Forest Products	10,750	487,835
		10,663,571
Oil & Gas Producers—7.7%
Alon USA Energy	22,550	632,979
Cimarex Energy	27,800	1,001,356
FMC Technologies	11,200 [a]	677,040
Frontier Oil	20,450	601,230
Newfield Exploration	39,150 [a]	1,596,928
ONEOK	22,700	945,001
Patterson-UTI Energy	35,200	816,640
SEACOR Holdings	5,300 [a]	474,244
St. Mary Land & Exploration	18,950	706,646
Superior Energy Services	24,800 [a]	776,240
Swift Energy	12,400 [a]	579,328
Tetra Technologies	21,200 [a]	549,080
Unit	13,600 [a]	630,904
Veritas DGC	11,750 [a]	846,118
W & T Offshore	31,750	1,072,197
		11,905,931
Technology—12.6%
ADTRAN	29,400	680,316
Altera	24,300 [a]	448,092
Amphenol, Cl. A	18,900	1,283,310
Arrow Electronics	37,300 [a]	1,113,405
Cadence Design Systems	67,050 [a]	1,197,513
Harris	28,800	1,226,880
Hyperion Solutions	21,200 [a]	792,880
Imation	24,700	1,130,519
Intersil, Cl. A	30,200	708,190
Lam Research	31,450 [a]	1,555,202
Lexmark International, Cl. A	11,700 [a]	744,003
McAfee	33,100 [a]	957,583

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
MEMC Electronic Materials	32,050 [a]	1,137,775
Microchip Technology	58,550	1,928,051
MicroStrategy, Cl. A	5,400 [a]	644,490
NCR	16,000 [a]	664,320
Novellus Systems	30,300 [a]	837,795
Tektronix	17,750	539,068
Transaction Systems Architects	23,850 [a]	803,984
Western Digital	54,550 [a]	997,174
		19,390,550
Telecommunications—.6%
NII Holdings	13,200 [a]	858,396
Utilities—7.1%
AGL Resources	37,500	1,406,250
Alliant Energy	40,650	1,558,927
Atmos Energy	15,750	483,998
IDACORP	25,900	1,021,237
OGE Energy	41,400	1,597,212
Pepco Holdings	39,600	1,006,632
Pinnacle West Capital	23,500	1,123,535
UGI	38,950	1,032,175
WGL Holdings	14,600	473,770
WPS Resources	24,050	1,279,700
		10,983,436
Total Common Stocks
(cost $143,000,763)		154,170,054

14

Other Investment—.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $426,000)		426,000 [b]	426,000

Total Investments (cost $143,426,763)		100.3%	154,596,054

Liabilities, Less Cash and Receivables		(.3%)	(481,825)

Net Assets		100.0%	154,114,229

[a] Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Financial	18.0	Materials	6.9
Industrial	14.9	Information Services	5.7
Technology	12.6	Consumer Hard Goods	2.5
Consumer Cyclical	11.9	Consumer Staples	1.7
Health Care	10.4	Telecommunications	.6
Oil & Gas Producers	7.7	Money Market Investment	.3
Utilities	7.1		100.3

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			143,000,763 154,170,054
Affiliated issuers				426,000	426,000
Receivable for investment securities sold					2,140,040
Receivable for shares of Capital Stock subscribed					119,206
Dividends and interest receivable					94,210
				156,949,510

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					197,786
Cash overdraft due to Custodian					13,828
Payable for investment securities purchased					2,053,559
Payable for shares of Capital Stock redeemed					569,923
Interest payable—Note 2					185
					2,835,281

Net Assets ($)				154,114,229

Composition of Net Assets ($):
Paid-in capital				118,905,451
Accumulated undistributed investment income—net					9,639
Accumulated net realized gain income on investments					24,029,848
Accumulated net unrealized appreciation
(depreciation) on investments					11,169,291

Net Assets ($)				154,114,229

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	82,640,984	25,435,448	13,072,436	31,446,114	1,519,247
Shares Outstanding	5,074,099	1,722,159	883,366	1,869,479	95,657

Net Asset Value
Per Share ($)	16.29	14.77	14.80	16.82	15.88

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,067,637
Affiliated issuers	34,745
Income from securities lending	11,021
Total Income	2,113,403
Expenses:
Management fee—Note 3(a)	1,858,015
Distribution and service plan fees—Note 3(b)	685,751
Interest expense—Note 2	4,582
Loan commitment fees—Note 2	1,729
Total Expenses	2,550,077
Investment (Loss)—Net	(436,674)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	24,616,802
Net unrealized appreciation (depreciation) on investments	(7,404,594)
Net Realized and Unrealized Gain (Loss) on Investments	17,212,208
Net Increase in Net Assets Resulting from Operations	16,775,534

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment (loss)—net	(436,674)	(652,477)
Net realized gain (loss) on investments	24,616,802	48,609,744
Net unrealized appreciation
(depreciation) on investments	(7,404,594)	(17,779,779)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,775,534	30,177,488

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(24,555,778)	(2,444,137)
Class B shares	(9,829,717)	(752,920)
Class C shares	(4,579,972)	(306,980)
Class R shares	(8,637,239)	(688,497)
Class T shares	(396,296)	(28,405)
Total Dividends	(47,999,002)	(4,220,939)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	24,146,625	26,659,128
Class B shares	1,300,038	2,265,657
Class C shares	2,547,136	2,814,159
Class R shares	3,537,933	3,278,612
Class T shares	577,812	622,153
Dividends reinvested:
Class A shares	22,225,409	2,298,869
Class B shares	9,117,589	683,221
Class C shares	3,036,943	214,569
Class R shares	8,202,459	627,042
Class T shares	381,157	28,207
Cost of shares redeemed:
Class A shares	(41,684,164)	(108,753,353)
Class B shares	(12,157,110)	(13,791,300)
Class C shares	(5,902,720)	(4,207,941)
Class R shares	(6,631,390)	(15,531,480)
Class T shares	(573,152)	(1,015,043)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	8,124,565	(103,807,500)
Total Increase (Decrease) in Net Assets	(23,098,903)	(77,850,951)

Net Assets ($):
Beginning of Period	177,213,132	255,064,083
End of Period	154,114,229	177,213,132
Undistributed investment income—net	9,639	11,388

18

	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	1,461,720	1,371,436
Shares issued for dividends reinvested	1,433,118	122,021
Shares redeemed	(2,464,110)	(5,589,471)
Net Increase (Decrease) in Shares Outstanding	430,728	(4,096,014)

Class B [a]
Shares sold	83,551	122,026
Shares issued for dividends reinvested	643,332	38,469
Shares redeemed	(806,012)	(753,064)
Net Increase (Decrease) in Shares Outstanding	(79,129)	(592,569)

Class C
Shares sold	173,594	153,451
Shares issued for dividends reinvested	214,002	12,054
Shares redeemed	(380,361)	(229,793)
Net Increase (Decrease) in Shares Outstanding	7,235	(64,288)

Class R
Shares sold	208,707	164,945
Shares issued for dividends reinvested	513,195	32,642
Shares redeemed	(393,976)	(790,894)
Net Increase (Decrease) in Shares Outstanding	327,926	(593,307)

Class T
Shares sold	35,292	32,424
Shares issued for dividends reinvested	25,137	1,519
Shares redeemed	(34,804)	(52,239)
Net Increase (Decrease) in Shares Outstanding	25,625	(18,296)

a During the period ended October 31, 2006, 321,000 Class B shares representing $4,937,127 were automatically converted to 293,276 Class A shares and during the period ended October 31, 2005, 382,760 Class B shares representing $7,006,551 were automatically converted to 360,131 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.14	18.02	16.68	13.16	13.73
Investment Operations:
Investment (loss)—net [a]	(.02)	(.03)	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	1.80	2.48	1.37	3.55	(.54)
Total from Investment Operations	1.78	2.45	1.34	3.52	(.57)
Distributions:
Dividends from net realized
gain on investments	(5.63)	(.33)	—	—	—
Net asset value, end of period	16.29	20.14	18.02	16.68	13.16

Total Return (%) [b]	10.34	13.70	8.10	26.67	(4.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment (loss)
to average net assets	(.10)	(.14)	(.17)	(.24)	(.24)
Portfolio Turnover Rate	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period ($ x 1,000)	82,641	93,533	157,483	146,958	105,449
[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.

See notes to financial statements.
20

		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	18.87	17.03	15.87	12.62	13.26
Investment Operations:
Investment (loss)—net [a]	(.13)	(.17)	(.15)	(.13)	(.14)
Net realized and unrealized
gain (loss) on investments	1.66	2.34	1.31	3.38	(.50)
Total from Investment Operations	1.53	2.17	1.16	3.25	(.64)
Distributions:
Dividends from net realized
gain on investments	(5.63)	(.33)	—	—	—
Net asset value, end of period	14.77	18.87	17.03	15.87	12.62

Total Return (%) [b]	9.51	12.84	7.31	25.75	(4.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.85)	(.92)	(.91)	(.98)	(.98)
Portfolio Turnover Rate	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period ($ x 1,000)	25,435	33,992	40,755	50,866	42,067
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	18.90	17.06	15.90	12.64	13.29
Investment Operations:
Investment (loss)—net [a]	(.13)	(.17)	(.15)	(.13)	(.14)
Net realized and unrealized
gain (loss) on investments	1.66	2.34	1.31	3.39	(.51)
Total from Investment Operations	1.53	2.17	1.16	3.26	(.65)
Distributions:
Dividends from net realized
gain on investments	(5.63)	(.33)	—	—	—
Net asset value, end of period	14.80	18.90	17.06	15.90	12.64

Total Return (%) [b]	9.43	12.88	7.30	25.79	(4.89)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.85)	(.93)	(.92)	(.99)	(.99)
Portfolio Turnover Rate	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period ($ x 1,000)	13,072	16,563	16,041	16,164	11,587

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.59	18.37	16.95	13.35	13.89
Investment Operations:
Investment income—net [a]	.03	.02	.02	.01	.00[b]
Net realized and unrealized
gain (loss) on investments	1.83	2.53	1.40	3.59	(.54)
Total from Investment Operations	1.86	2.55	1.42	3.60	(.54)
Distributions:
Dividends from net realized
gain on investments	(5.63)	(.33)	—	—	—
Net asset value, end of period	16.82	20.59	18.37	16.95	13.35

Total Return (%)	10.56	13.99	8.38	26.97	(3.89)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income
to average net assets	.15	.08	.09	.04	.02
Portfolio Turnover Rate	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period ($ x 1,000)	31,446	31,738	39,215	59,256	73,575
[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.81	17.77	16.49	13.05	13.64
Investment Operations:
Investment (loss)—net [a]	(.06)	(.08)	(.07)	(.07)	(.12)
Net realized and unrealized
gain (loss) on investments	1.76	2.45	1.35	3.51	(.47)
Total from Investment Operations	1.70	2.37	1.28	3.44	(.59)
Distributions:
Dividends from net realized
gain on investments	(5.63)	(.33)	—	—	—
Net asset value, end of period	15.88	19.81	17.77	16.49	13.05

Total Return (%) [b]	10.03	13.44	7.83	26.28	(4.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of net investment (loss)
to average net assets	(.36)	(.43)	(.42)	(.49)	(.83)
Portfolio Turnover Rate	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period ($ x 1,000)	1,519	1,388	1,570	1,486	734

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to seek capital appreci-ation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

• By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

• With the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

• By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

• For Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

26

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trad-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

ing in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

28

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,369,208, undistributed capital gains $20,756,606 and unrealized appreciation $11,082,964.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $12,994,623 and $0 and long-term capital gains $35,004,379 and $4,220,939, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investments trusts, the fund increased accumulated undistributed investment income-net by $434,925 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2006, was approximately $84,400, with a related weighted average annualized interest rate of 5.43% .

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The

30

Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board Meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2006, the Distributor retained $11,508 and $1,700 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $56,405 and $2,348 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2006, Class A, Class B, Class C and Class T shares were charged $222,375, $230,250, $111,600 and $3,788, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $76,750, $37,200 and $3,788, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the

32

operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $146,581, Rule 12b-1 distribution plans fees $42,660 and service plan fees $8,545.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $243,246,680 and $283,382,246, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $143,513,090; accordingly, accumulated net unrealized appreciation on investments was $11,082,964, consisting of $15,422,396 gross unrealized appreciation and $4,339,432 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $4.1124 per share as a long-term capital gain distribution of the $5.5800 per share paid on December 20, 2005, and also designates $.0035 per share as a long-term capital gain distribution of the $.0510 per share paid on March 29, 2006.The fund also hereby designates 17.67% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,010,117 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
36

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

38

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Midcap Stock Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Sean Fitzgibbon, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced a total return of 16.01% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),the fund’s benchmark, produced a total return of 16.33% for the same period.2

Despite uncertainties regarding inflationary pressures, stocks generally rose on the strength of robust corporate earnings growth, with every sector in the S&P 500 Index posting double-digit gains. The fund roughly matched the benchmark’s robust performance, generating particularly attractive returns in the telecommunications services, basic materials, industrials and consumer discretionary sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.At the end of the reporting period, the fund held positions in approximately 93 stocks across 9 economic sectors.

What other factors influenced the fund’s performance?

The market’s advance during the reporting period was held in check by inflation, interest-rate and economic concerns. As a result, stock prices proved volatile. The market rose modestly during the first half of the period, then declined sharply in May and June 2006 before climbing again in the summer and early fall.During the market’s springtime slump,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investor sentiment generally shifted in favor of relatively defensive, large-cap stocks, a trend that undermined the fund’s performance compared to the benchmark. However, better relative performance for the fund over the remainder of the reporting period largely made up for this shortfall.

The fund achieved some of its greatest gains in the sectors that led the benchmark.Telecommunications holdings delivered particularly strong returns, despite the fund’s relatively light sector exposure, as a result of a focus on AT&T, one of the sector’s strongest individual performers. The fund outperformed the benchmark in the basic materials sector due to strong individual stock selections, such as steel manufacturer Steel Dynamics and metal mining and production company Phelps Dodge. Good individual stock selections also boosted returns among industrial stocks. Top holdings included diversified equipment maker Emerson Electric, which delivered better-than-expected earnings, and aerospace contractor Lockheed Martin, which the fund sold before the end of the reporting period.

Several other holdings also generated notable contributions to the fund’s performance. In the consumer discretionary sector, McDonald’s and Hilton Hotels both produced strong returns, while in the retailing area, gains in JC Penney helped offset weakness in the Home Depot.Among conglomerates, the fund benefited from the merger of two holdings, Thermo Electron and Fischer Scientific International. In the technology sector, computer maker Hewlett-Packard captured greater market share, bolstering its stock price and the fund’s performance.

Of course, the fund experienced disappointments as well. Most notably, its emphasis in the energy sector on oilfield services companies, such as Nabors Industries Ltd. and National Oilwell Varco, hurt performance when commodity prices declined.These setbacks were offset somewhat by gains in other energy holdings, such as Marathon Oil.Among financial stocks, holdings such as AmeriCredit and Capital One Financial suffered from concerns over future consumer credit quality. However, the fund roughly matched the benchmark’s returns in the financial sector due to strong gains in brokerage firms, such as JPMorgan Chase & Co.,

4

Morgan Stanley and Lehman Brothers Holdings. Finally, in the health care sector, ocular device maker Advanced Medical Optics declined when it announced a disappointing earnings outlook.

What is the fund’s current strategy?

As of October 31, 2006, we believe that stock market valuations stand at reasonable levels in light of the outlook for a continuation of moderate economic growth.Although large-cap stocks currently trade at a discount to their smaller-cap counterparts, we have seen evidence of accelerating earnings growth among large caps, while smaller companies appear to be experiencing decelerating growth.These factors lead us to believe that large-cap stocks currently offer particularly attractive investment opportunities.

Among the market’s various sectors, we believe technology stocks are especially well positioned to benefit from a healthy corporate spending environment. Accordingly, we have allocated a greater percentage of the fund’s assets to technology stocks than the benchmark.The fund also holds a modestly overweighted position in the energy sector, where we see strong long-term fundamentals for drillers and oilfield services companies. In contrast, we have trimmed the fund’s consumer discretionary exposure due to the potential for weakening consumer spending.The fund also holds relatively light exposure to banks, which appear vulnerable to declining profit margins.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation in effect through April 4, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Fund	16.01%	5.54%	7.15%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance information reflects the performance of the fund’s previously existing Retail shares (which were not subject to any Rule 12b-1 fee) through December 15,1997, and the fund’s single class of shares (which are subject to a 0.10% Rule 12b-1 fee) from December 16, 1997, through October 31, 2006.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/96 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000† $ 4.90 Ending value (after expenses) $1,046.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 4.84
Ending value (after expenses)	$1,020.42

† Expenses are equal to the fund’s annualized expense ratio of .95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—99.8%	Shares	Value ($)

Consumer Discretionary—9.2%
Circuit City Stores	239,650	6,465,757
Coach	116,990 [a]	4,637,483
Fortune Brands	54,520	4,195,314
Hilton Hotels	326,100	9,430,812
J.C. Penney	84,060 [b]	6,323,834
McDonald’s	311,664	13,064,955
Omnicom Group	149,360	15,152,572
Target	264,330	15,643,049
Walt Disney	370,230	11,647,436
		86,561,212
Consumer Staples—8.4%
Altria Group	382,210	31,085,139
Cadbury Schweppes, ADR	342,320 [b]	13,894,769
Kroger	495,330 [b]	11,139,972
PepsiCo	245,090	15,548,509
SUPERVALU	213,030	7,115,202
		78,783,591
Energy—10.9%
Chesapeake Energy	208,910	6,777,040
Chevron	106,170	7,134,624
ConocoPhillips	300,040	18,074,409
ENSCO International	203,440 [b]	9,962,457
Exxon Mobil	139,510	9,963,804
Hess	116,790	4,951,896
Marathon Oil	125,250	10,821,600
Nabors Industries	248,910 [a]	7,686,341
National Oilwell Varco	156,880 [a]	9,475,552
Weatherford International	207,120 [a]	8,508,490
XTO Energy	202,550	9,450,983
		102,807,196
Exchange Traded Funds—.5%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	34,355 [b]	4,733,775
Financial—20.4%
Allstate	170,310	10,450,222
Ambac Financial Group	110,330	9,211,452

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
American International Group	125,540	8,432,522
Bank of America	509,150	27,427,911
Bank of New York	187,920	6,458,810
Chubb	173,600	9,226,840
CIT Group	91,960	4,786,518
Citigroup	327,950	16,449,972
E*TRADE FINANCIAL	270,590 [a]	6,299,335
Hartford Financial Services Group	99,680	8,689,106
JPMorgan Chase & Co.	440,010	20,874,074
Lehman Brothers Holdings	110,350	8,589,644
Merrill Lynch & Co.	161,860	14,149,801
MetLife	141,960	8,110,175
Morgan Stanley	241,140	18,430,330
PNC Financial Services Group	64,310	4,503,629
U.S. Bancorp	284,500	9,627,480
		191,717,821
Health Care—14.4%
AmerisourceBergen	189,610	8,949,592
Amgen	228,200 [a]	17,322,662
Baxter International	255,470	11,743,956
Becton, Dickinson & Co.	72,820 [b]	5,099,585
Celgene	107,510 [a]	5,745,334
CIGNA	59,110	6,914,688
Fisher Scientific International	129,530 [a]	11,090,359
Novartis, ADR	118,980	7,225,655
Pfizer	359,234	9,573,586
Sanofi-Aventis, ADR	207,120	8,841,953
Schering-Plough	653,300	14,464,062
Thermo Electron	125,450 [a]	5,378,041
WellPoint	150,050 [a]	11,451,816
Wyeth	236,870	12,087,476
		135,888,765
Industrial—10.7%
Eaton	136,290	9,871,485
Emerson Electric	111,620	9,420,728
General Electric	772,880	27,135,817

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Goodrich	136,090	6,000,208
L-3 Communications Holdings	132,210	10,645,549
Textron	159,470	14,500,607
Tyco International	493,770	14,531,651
US Airways Group	177,681 [a]	8,859,175
		100,965,220
Information Technology—17.8%
Accenture, Cl. A	234,920	7,731,217
Amphenol, Cl. A	110,060	7,473,074
Apple Computer	125,850 [a]	10,203,918
Cisco Systems	801,040 [a]	19,329,095
Cognizant Technology Solutions, Cl. A	69,340 [a]	5,219,915
Google, Cl. A	37,520 [a]	17,874,153
Hewlett-Packard	408,340	15,819,092
International Business Machines	206,720	19,086,458
Mettler-Toledo International	75,010 [a]	5,149,437
Microsoft	788,520	22,638,409
Motorola	392,360	9,047,822
National Semiconductor	452,330	10,987,096
Oracle	312,180 [a]	5,765,965
Texas Instruments	386,080	11,651,894
		167,977,545
Materials—2.4%
Phelps Dodge	108,520	10,893,238
Rohm & Haas	147,530	7,645,005
Steel Dynamics	69,740 [b]	4,192,071
		22,730,314
Telecommunication Services—1.5%
AT & T	415,540	14,232,245
Utilities—3.6%
Constellation Energy Group	131,360	8,196,864
PG & E	267,610	11,544,695
Sempra Energy	260,080	13,794,643
		33,536,202
Total Common Stocks
(cost $787,930,900)		939,933,886

10

Other Investment—.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,323,000)		3,323,000 [c]	3,323,000

Investment of Cash Collateral
for Securities Loaned—2.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $26,827,617)		26,827,617 [c]	26,827,617

Total Investments (cost $818,081,517)		103.1%	970,084,503

Liabilities, Less Cash and Receivables		(3.1%)	(28,993,847)

Net Assets		100.0%	941,090,656

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $25,923,976 and the total market value of the collateral held by the fund is $26,827,617.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †
	Value (%)		Value (%)

Financial	20.4	Utilities	3.6
Information Technology	17.8	Money Market Investments	3.3
Health Care	14.4	Materials	2.4
Energy	10.9	Telecommunication Services	1.5
Industrial	10.7	Exchange Traded Funds	.5
Consumer Discretionary	9.2
Consumer Staples	8.4		103.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $25,923,976)—Note 1(b):
Unaffiliated issuers	787,930,900	939,933,886
Affiliated issuers	30,150,617	30,150,617
Cash		264,557
Receivable for investment securities sold		15,219,577
Dividends and interest receivable		510,186
Receivable for shares of Capital Stock subscribed		4,676
		986,083,499

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		760,238
Liability for securities on loan—Note 1(b)		26,827,617
Payable for investment securities purchased		15,281,804
Payable for shares of Capital Stock redeemed		2,123,184
		44,992,843

Net Assets ($)		941,090,656

Composition of Net Assets ($):
Paid-in capital		703,769,437
Accumulated undistributed investment income—net		1,576,280
Accumulated net realized gain (loss) on investments		83,741,953
Accumulated net unrealized appreciation
(depreciation) on investments		152,002,986

Net Assets ($)		941,090,656

Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		25,193,167
Net Asset Value, offering and redemption price per share ($)		37.35

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $58,447 foreign taxes withheld at source):
Unaffiliated issuers	16,761,674
Affiliated issuers	156,254
Interest	76,080
Income from securities lending	26,485
Total Income	17,020,493
Expenses:
Management fee—Note 3(a)	8,584,368
Distribution fees—Note 3(b)	953,819
Loan commitment fees—Note 2	10,901
Interest expense—Note 2	3,619
Total Expenses	9,552,707
Less—reduction in management fee
due to undertaking—Note 3(a)	(687,631)
Net Expenses	8,865,076
Investment Income—Net	8,155,417

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	133,013,208
Net unrealized appreciation (depreciation) on investments	4,154,782
Net Realized and Unrealized Gain (Loss) on Investments	137,167,990
Net Increase in Net Assets Resulting from Operations	145,323,407

a On November 30, 2005, the fund had a redemption-in-kind with total proceeds in the amount of $108,823,950. The net realized gain of the transaction of $18,302,417 will not be realized for tax purposes.

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	8,155,417	12,464,115
Net realized gain (loss) on investments	133,013,208	174,300,681
Net unrealized appreciation
(depreciation) on investments	4,154,782	(75,561,955)
Net Increase (Decrease) in Net Assets
Resulting from Operations	145,323,407	111,202,841

Dividends to Shareholders from ($):
Investment income—net	(9,603,187)	(12,094,805)

Capital Stock Transactions ($):
Net proceeds from shares sold	39,501,889	37,753,554
Dividends reinvested	8,890,284	11,217,917
Cost of shares redeemed	(318,959,730)	(317,485,159)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(270,567,557)	(268,513,688)
Total Increase (Decrease) in Net Assets	(134,847,337)	(169,405,652)

Net Assets ($):
Beginning of Period	1,075,937,993	1,245,343,645
End of Period	941,090,656	1,075,937,993
Undistributed investment income—net	1,576,280	3,024,050

Capital Share Transactions (Shares):
Shares sold	1,132,453	1,185,850
Shares issued for dividends reinvested	259,223	356,546
Shares redeemed	(9,280,855)	(9,947,373)
Net Increase (Decrease) in Shares Outstanding	(7,889,179)	(8,404,977)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	32.52	30.02	28.64	25.06	29.57
Investment Operations:
Investment income—net [a]	.29	.34	.19	.17	.12
Net realized and unrealized
gain (loss) on investments	4.88	2.46	1.38	3.58	(4.53)
Total from Investment Operations	5.17	2.80	1.57	3.75	(4.41)
Distributions:
Dividends from investment
income—net	(.34)	(.30)	(.19)	(.17)	(.10)
Net asset value, end of period	37.35	32.52	30.02	28.64	25.06

Total Return (%)	16.01	9.37	5.54	14.99	(14.96)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net expense
to average net assets	.93	.90	.93	1.00	1.00
Ratio of net investment income
to average net assets	.86	1.06	.66	.66	.41
Portfolio Turnover Rate	96.40	68.42	79.49	50.96	41.46

Net Assets, end of period
($ x 1,000)	941,091	1,075,938	1,245,344	1,464,281	1,560,441

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which

16

the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in

18

the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,576,280, undistributed capital gains $85,726,452 and unrealized appreciation $150,018,487.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $9,603,187 and $12,094,805, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net realized gains from redemption-in-kind, the fund decreased accumulated net realized gain (loss) on investments by $18,302,417 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2006 was approximately $72,600, with a related weighted average annualized interest rate of 4.99% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of

20

the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets from November 1, 2005 through April 4, 2006. Effective April 4, 2006, the Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net assets, until April 4, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $687,631 during the period ended October 31, 2006.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate Mellon Financial and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2006, the fund was charged $953,819 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $719,276 and Rule 12b-1 distribution plan fees $79,454, which are offset against an expense reimbursement currently in effect in the amount of $38,492.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $921,541,674 and $1,188,682,552, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $820,066,016; accordingly, accumulated net unrealized appreciation on investments was $150,018,487, consisting of $154,800,885 gross unrealized appreciation and $4,782,398 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”) of The Dreyfus/ Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,603,187 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

28

For More	Information

Dreyfus	Transfer Agent &
Disciplined Stock Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Large Company Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Large Company Stock Fund, covering the 12-month period from November

1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced total returns of 15.81% for Class A shares, 14.97% for Class B shares, 14.97% for Class C shares, 16.14% for Class R shares and 15.54% for Class T shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 16.33% .2

Robust corporate earnings drove stocks higher during much of the reporting period, despite concerns about high oil prices and rising short-term interest rates. Every sector in the S&P 500 Index posted double-digit gains.The fund participated in the market’s rise, benefiting from particularly robust returns in the telecommunications services, basic materials, industrials and consumer discretionary sectors. However, disappointing returns among a few individual holdings caused the fund’s returns to lag slightly behind the benchmark.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. Stocks are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with performance determined by a large number of securities. At the end of the reporting period, the fund held positions in approximately 93 stocks across 10 economic sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Stock prices proved volatile due to investors’ changing perceptions of economic and inflation trends during the reporting period. The stock market climbed from November 2005 through April 2006, declined in May and June, then rose again in the closing months of the reporting period. During the market’s springtime decline, investors tended to favor relatively defensive large-cap stocks, which hurt the fund’s returns relative to the benchmark. However, the fund’s gains during the remainder of the reporting period largely made up for this underperformance.

The telecommunications services sector led the market’s advance and ranked among the fund’s better-performing sectors. The fund compensated for its underweighted sector exposure by focusing on AT&T, a particularly strong performer. In the basic materials area, the fund outperformed its benchmark with strong stock selections, such as steel manufacturer Steel Dynamics and metal mining and production company Phelps Dodge. Among industrial stocks, diversified equipment maker Emerson Electric posted better than expected earnings and contributed more than any other single holding to the fund’s overall gains. The industrial sector’s returns also benefited from holdings in aerospace contractor Lockheed Martin.

In addition, stocks in several other areas contributed positively to the fund’s positive performance. Among conglomerates, returns benefited from the merger of two holdings,Thermo Electron and Fischer Scientific International. Consumer discretionary holdings McDonald’s and Hilton Hotels both produced strong returns, while, among retailers, weakness in the Home Depot was offset by gains in JC Penney. Computer hardware maker Hewlett-Packard increased its market share, bolstering the fund’s performance in the technology area.

On the other hand, the fund’s emphasis on oilfield services companies, such as Nabors Industries Ltd. and National Oilwell Varco, hurt performance when oil and gas prices declined sharply.The fund compensated for these setbacks to a degree with gains in other energy holdings, such as Marathon Oil. In the financials sector, holdings such as AmeriCredit and Capital One Financial lost ground in response to consumer credit-

4

quality concerns. Nevertheless, strong gains in brokerage holdings, such as JPMorgan Chase & Co. and Morgan Stanley, enabled the fund to roughly match the benchmark’s financials sector returns. Finally, the stock price of ocular device maker Advanced Medical Optics declined due to a disappointing earnings outlook.

What is the fund’s current strategy?

As of the end of the reporting period, the fund maintained relatively heavy exposure to the technology sector, which we expect to benefit from rising corporate spending. We also have allocated a modestly greater percentage of the fund’s assets than the benchmark to the energy sector, where we see favorable long-term fundamentals for drillers and oilfield services companies. On the other hand, we have reduced the fund’s consumer discretionary exposure in light of the potential for weakening consumer spending.We also have positioned the fund with relatively light exposure to banks, which we believe could encounter declining profit margins.

More generally, we believe that the stock market currently is reasonably valued given the economy’s apparent strength.While we see evidence of accelerating earnings growth among large-cap stocks, smaller companies appear to be experiencing decelerating growth. At the same time, large-cap stocks currently trade at a discount to their smaller-cap counterparts.Accordingly, we believe that large-cap stocks continue to offer particularly attractive investment opportunities.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation in effect through April 4, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A and Class R shares of Dreyfus Premier Large
Company Stock Fund on 10/31/96 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock
Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for
Class B, Class C and Class T shares will vary from the performance of Class A and Class R shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		9.15%	4.27%	6.55%
without sales charge		15.81%	5.51%	7.18%
Class B shares
with applicable redemption charge †	1/16/98	10.97%	4.41%	—	3.76%††
without redemption	1/16/98	14.97%	4.74%	—	3.76%††
Class C shares
with applicable redemption charge †††	1/16/98	13.97%	4.73%	—	3.52%
without redemption	1/16/98	14.97%	4.73%	—	3.52%
Class R shares		16.14%	5.78%	7.45%
Class T shares
with applicable sales charge (4.5%)	8/16/99	10.33%	4.27%	—	(0.37)%
without sales charge	8/16/99	15.54%	5.24%	—	0.27%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Large Company Stock Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.42	$ 9.27	$ 9.27	$ 4.13	$ 6.70
Ending value (after expenses)	$1,046.30	$1,042.60	$1,042.60	$1,047.60	$1,045.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.35	$ 9.15	$ 9.15	$ 4.08	$ 6.61
Ending value (after expenses)	$1,019.91	$1,016.13	$1,016.13	$1,021.17	$1,018.65

† Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class B, 1.80% for Class C, .80% for Class R and 1.30% for Class T, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—99.7%	Shares	Value ($)

Consumer Discretionary—9.2%
Circuit City Stores	20,000	539,600
Coach	9,780 [a]	387,679
Fortune Brands	4,650	357,818
Hilton Hotels	27,350	790,962
J.C. Penney	6,980	525,105
McDonald’s	26,145	1,095,998
Omnicom Group	12,560	1,274,212
Target	22,040	1,304,327
Walt Disney	30,970	974,316
		7,250,017
Consumer Staples—8.4%
Altria Group	32,060	2,607,439
Cadbury Schweppes, ADR	28,710	1,165,339
Kroger	41,550	934,460
PepsiCo	20,500	1,300,520
SUPERVALU	17,890	597,526
		6,605,284
Energy—10.9%
Chesapeake Energy	17,520	568,349
Chevron	8,730	586,656
ConocoPhillips	25,150	1,515,036
ENSCO International	16,980	831,511
Exxon Mobil	11,680	834,186
Hess	9,770	414,248
Marathon Oil	10,490	906,336
Nabors Industries	20,830 [a]	643,230
National Oilwell Varco	13,160 [a]	794,864
Weatherford International	17,370 [a]	713,559
XTO Energy	16,950	790,887
		8,598,862
Financial—20.5%
Allstate	14,280	876,220
Ambac Financial Group	9,210	768,943

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
American International Group	10,517	706,427
Bank of America	42,710	2,300,788
Bank of New York	15,720	540,296
Chubb	14,560	773,864
CIT Group	7,690	400,265
Citigroup	27,510	1,379,902
E*TRADE FINANCIAL	22,700 [a]	528,456
Hartford Financial Services Group	8,300	723,511
JPMorgan Chase & Co.	36,910	1,751,010
Lehman Brothers Holdings	9,350	727,804
Merrill Lynch & Co.	13,540	1,183,667
MetLife	11,910	680,418
Morgan Stanley	20,230	1,546,179
PNC Financial Services Group	5,450	381,664
U.S. Bancorp	23,860	807,422
		16,076,836
Health Care—14.5%
AmerisourceBergen	15,900	750,480
Amgen	19,090 [a]	1,449,122
Baxter International	21,470	986,976
Becton, Dickinson & Co.	6,010	420,880
Celgene	9,070 [a]	484,701
CIGNA	5,010	586,070
Fisher Scientific International	10,850 [a]	928,977
Novartis, ADR	9,910	601,834
Pfizer	30,133	803,044
Sanofi-Aventis, ADR	17,310	738,964
Schering-Plough	54,720	1,211,501
Thermo Electron	10,510 [a]	450,564
WellPoint	12,680 [a]	967,738
Wyeth	19,870	1,013,966
		11,394,817

10

Common Stocks (continued)	Shares	Value ($)

Industrial—10.8%
Eaton	11,510	833,669
Emerson Electric	9,420	795,048
General Electric	64,830	2,276,181
Goodrich	11,410	503,067
L-3 Communications Holdings	11,090	892,967
Textron	13,470	1,224,827
Tyco International	41,420	1,218,991
US Airways Group	14,968 [a]	746,304
		8,491,054
Information Technology—17.9%
Accenture, Cl. A	19,730	649,314
Amphenol, Cl. A	9,240	627,396
Apple Computer	10,610 [a]	860,259
Cisco Systems	67,190 [a]	1,621,295
Cognizant Technology
Solutions, Cl. A	5,900 [a]	444,152
Google, Cl. A	3,190 [a]	1,519,684
Hewlett-Packard	32,300	1,251,302
International Business Machines	17,430	1,609,312
Mettler-Toledo International	6,200 [a]	425,630
Microsoft	66,230	1,901,463
Motorola	32,910	758,905
National Semiconductor	37,940	921,563
Oracle	26,200 [a]	483,914
Texas Instruments	32,350	976,323
		14,050,512
Materials—2.4%
Phelps Dodge	9,170	920,485
Rohm & Haas	12,370	641,013
Steel Dynamics	5,750	345,633
		1,907,131

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)		Shares	Value ($)

Telecommunication Services—1.5%
AT & T		34,850	1,193,612
Utilities—3.6%
Constellation Energy Group		11,080	691,392
PG & E		22,450	968,493
Sempra Energy		21,840	1,158,394
			2,818,279

Total Investments (cost $67,792,877)		99.7%	78,386,404
Cash and Receivables (Net)		.3%	258,546
Net Assets		100.0%	78,644,950

ADR—American Depository Receipts
[a] Non-income producing security.

Portfolio Summary	(Unaudited) †
	Value (%)		Value (%)

Financial	20.5	Consumer Staples	8.4
Information Technology	17.9	Utilities	3.6
Health Care	14.5	Materials	2.4
Energy	10.9	Telecommunication Services	1.5
Industrial	10.8
Consumer Discretionary	9.2		99.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			67,792,877 78,386,404
Receivable for investment securities sold					2,049,573
Receivable for shares of Capital Stock subscribed					49,392
Dividends and interest receivable					40,967
Other assets					6,394
				80,532,730

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					82,579
Payable for investment securities purchased					1,270,122
Loan payable—Note 2					320,000
Payable for shares of Capital Stock redeemed					174,519
Cash overdraft due to custodian					40,444
Interest payable—Note 2					116
					1,887,780

Net Assets ($)				78,644,950

Composition of Net Assets ($):
Paid-in capital				108,088,969
Accumulated undistributed investment income—net					199,225
Accumulated net realized gain (loss) on investments				(40,236,771)
Accumulated net unrealized appreciation
(depreciation) on investments				10,593,527

Net Assets ($)				78,644,950

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	47,927,583	14,558,098	7,068,843	8,645,183	445,243
Shares Outstanding	1,994,149	637,811	309,702	355,458	18,791

Net Asset Value
Per Share ($)	24.03	22.83	22.82	24.32	23.69

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $5,111 foreign taxes withheld at source):
Unaffiliated issuers	1,439,009
Affiliated issuers	11,501
Interest	5,409
Income from securities lending	1,515
Total Income	1,457,434
Expenses:
Management fee—Note 3(a)	737,387
Distribution and service fees—Note 3(b)	398,099
Loan commitment fees—Note 2	850
Interest expense—Note 2	347
Total Expenses	1,136,683
Less—reduction in management fee
due to undertaking—Note 3(a)	(81,932)
Net Expenses	1,054,751
Investment Income—Net	402,683

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,230,682
Net unrealized appreciation (depreciation) on investments	319,822
Net Realized and Unrealized Gain (Loss) on Investments	11,550,504
Net Increase in Net Assets Resulting from Operations	11,953,187

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	402,683	528,250
Net realized gain (loss) on investments	11,230,682	12,660,023
Net unrealized appreciation
(depreciation) on investments	319,822	(4,743,230)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,953,187	8,445,043

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(147,997)	(385,725)
Class B shares	(2,891)	(331,291)
Class C shares	(1,036)	(74,570)
Class R shares	(50,558)	(121,684)
Class T shares	(976)	(6,720)
Total Dividends	(203,458)	(919,990)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	15,725,845	14,696,718
Class B shares	863,570	782,012
Class C shares	257,064	449,474
Class R shares	67,397	75,824
Class T shares	113,417	15,222
Dividends reinvested:
Class A shares	130,402	333,900
Class B shares	2,577	294,164
Class C shares	481	38,412
Class R shares	40,797	98,131
Class T shares	925	6,268
Cost of shares redeemed:
Class A shares	(13,877,083)	(11,296,199)
Class B shares	(18,469,375)	(20,497,120)
Class C shares	(2,625,660)	(3,119,732)
Class R shares	(1,427,958)	(2,266,057)
Class T shares	(352,917)	(123,182)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,550,518)	(20,512,165)
Total Increase (Decrease) in Net Assets	(7,800,789)	(12,987,112)

Net Assets ($):
Beginning of Period	86,445,739	99,432,851
End of Period	78,644,950	86,445,739
Undistributed investment income—net	199,225	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	701,209	717,471
Shares issued for dividends reinvested	5,811	16,591
Shares redeemed	(618,524)	(550,490)
Net Increase (Decrease) in Shares Outstanding	88,496	183,572

Class B [a]
Shares sold	39,843	40,084
Shares issued for dividends reinvested	117	15,096
Shares redeemed	(866,755)	(1,046,221)
Net Increase (Decrease) in Shares Outstanding	(826,795)	(991,041)

Class C
Shares sold	11,627	22,965
Shares issued for dividends reinvested	22	1,971
Shares redeemed	(123,981)	(159,580)
Net Increase (Decrease) in Shares Outstanding	(112,332)	(134,644)

Class R
Shares sold	2,954	3,660
Shares issued for dividends reinvested	1,809	4,842
Shares redeemed	(63,005)	(109,291)
Net Increase (Decrease) in Shares Outstanding	(58,242)	(100,789)

Class T
Shares sold	5,009	754
Shares issued for dividends reinvested	40	314
Shares redeemed	(15,892)	(6,085)
Net Increase (Decrease) in Shares Outstanding	(10,843)	(5,017)

[a]	During the period ended October 31, 2006, 545,180 Class B shares representing $11,620,398 were automatically converted to 519,447 Class A shares and during the period ended October 31, 2005, 589,395 Class B shares representing $11,568,442 were automatically converted to 564,119 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.81	19.27	18.23	15.90	18.71
Investment Operations:
Investment income—net [a]	.16	.17	.10	.08	.05
Net realized and unrealized
gain (loss) on investments	3.14	1.59	1.00	2.26	(2.86)
Total from Investment Operations	3.30	1.76	1.10	2.34	(2.81)
Distributions:
Dividends from investment income—net	(.08)	(.22)	(.06)	(.01)	—
Net asset value, end of period	24.03	20.81	19.27	18.23	15.90

Total Return (%) [b]	15.81	9.23	6.05	14.71	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net expenses
to average net assets	1.05	1.05	1.08	1.15	1.15
Ratio of net investment income
to average net assets	.71	.84	.51	.50	.26
Portfolio Turnover Rate	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period ($ x 1,000)	47,928	39,665	33,185	98,320	95,930

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.85	18.45	17.54	15.40	18.26
Investment Operations:
Investment income (loss)—net [a]	.00[b]	.04	(.05)	(.04)	(.09)
Net realized and unrealized
gain (loss) on investments	2.98	1.50	.98	2.18	(2.77)
Total from Investment Operations	2.98	1.54	.93	2.14	(2.86)
Distributions:
Dividends from investment income—net	.00[b]	(.14)	(.02)	—	—
Net asset value, end of period	22.83	19.85	18.45	17.54	15.40

Total Return (%) [c]	14.97	8.42	5.34	13.83	(15.66)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.80	1.80	1.83	1.90	1.90
Ratio of net investment income
(loss) to average net assets	.02	.21	(.25)	(.25)	(.49)
Portfolio Turnover Rate	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period ($ x 1,000)	14,558	29,078	45,297	55,336	54,937

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.86	18.45	17.54	15.40	18.27
Investment Operations:
Investment income (loss)—net [a]	.00[b]	.03	(.05)	(.04)	(.09)
Net realized and unrealized
gain (loss) on investments	2.96	1.52	.98	2.18	(2.78)
Total from Investment Operations	2.96	1.55	.93	2.14	(2.87)
Distributions:
Dividends from investment income—net	.00[b]	(.14)	(.02)	—	—
Net asset value, end of period	22.82	19.86	18.45	17.54	15.40

Total Return (%) [c]	14.97	8.42	5.28	13.90	(15.71)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.80	1.80	1.83	1.90	1.90
Ratio of net investment income
(loss) to average net assets	(.01)	.17	(.25)	(.24)	(.50)
Portfolio Turnover Rate	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period ($ x 1,000)	7,069	8,380	10,271	13,094	14,133

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.06	19.47	18.40	16.02	18.81
Investment Operations:
Investment income—net [a]	.22	.24	.14	.13	.09
Net realized and unrealized
gain (loss) on investments	3.17	1.60	1.02	2.27	(2.88)
Total from Investment Operations	3.39	1.84	1.16	2.40	(2.79)
Distributions:
Dividends from investment income—net	(.13)	(.25)	(.09)	(.02)	—
Net asset value, end of period	24.32	21.06	19.47	18.40	16.02

Total Return (%)	16.14	9.50	6.35	14.98	(14.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.90	.90	.90	.90
Ratio of net expenses
to average net assets	.80	.80	.83	.90	.90
Ratio of net investment income
to average net assets	.97	1.17	.75	.76	.51
Portfolio Turnover Rate	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period ($ x 1,000)	8,645	8,713	10,019	11,492	12,379

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

		Year Ended October 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.54	19.04	18.04	15.77	18.61
Investment Operations:
Investment income—net [a]	.11	.13	.05	.04	.00[b]
Net realized and unrealized gain
(loss) on investments	3.08	1.56	1.00	2.23	(2.84)
Total from Investment Operations	3.19	1.69	1.05	2.27	(2.84)
Distributions:
Dividends from investment income—net	(.04)	(.19)	(.05)	—	—
Net asset value, end of period	23.69	20.54	19.04	18.04	15.77

Total Return (%) [c]	15.54	8.93	5.82	14.40	(15.26)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.40	1.40	1.40	1.40	1.40
Ratio of net expenses
to average net assets	1.30	1.30	1.33	1.40	1.40
Ratio of net investment income
to average net assets	.49	.64	.25	.27	.01
Portfolio Turnover Rate	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period ($ x 1,000)	445	609	660	734	936

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

• By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

• With the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

• By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

• For Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

24

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $199,225, accumulated capital losses $40,022,887 and unrealized appreciation $10,379,643.

The accumulated capital losses carryover is available for federal income tax purposes to be applied against future net securities profits, if any, real-

26

ized subsequent to October 31, 2006. If not applied, $28,479,081 of the carryover expires in fiscal 2010 and $11,543,806 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were as follows: ordinary income $203,458 and $919,990, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2006, was approximately $6,300, with a related weighted average annualized interest rate of 5.49% .

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets from November 1, 2005 through April 4, 2007.The reduction in management fee, pursuant to the undertaking, amounted to $81,932 during the period ended October 31, 2006.

During the period ended October 31, 2006, the Distributor retained $5,733 and $37 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $56,393 and $116 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

28

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts,if any,to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2006, Class A, Class B, Class C and Class T shares were charged $110,688, $157,391, $56,290 and $1,251, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $52,464, $18,764 and $1,251, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $60,379, Rule 12b-1 distribution plan fees $24,001, shareholder services plan fees $4,664, which are offset against an expense reimbursement currently in effect in the amount of $6,465.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $79,902,119 and $99,443,200, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $68,006,761; accordingly, accumulated net unrealized appreciation on investments was $10,379,643, consisting of $10,877,480 gross unrealized appreciation and $497,837 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Large Company Stock Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not yet received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $203,458 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

36

For More Information

Dreyfus Premier	Transfer Agent &
Large Company Stock Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered
Public Accounting Firm
20	Important Tax Information
21	Board Members Information
23	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
Government Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Government Money Market Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 2006, Dreyfus Institutional Government Money Market Fund produced a 4.48% yield and, after taking into account the effects of compounding, an effective yield of 4.58% ..1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk. To pursue its goal, the fund normally invests at least 80% of its assets in money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities. The fund may also invest in repurchase agreements, including tri-party repurchase agreements.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

In May, surging energy prices and hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S. Treasury security prices. In addition, although a lower-than-expected number of jobs was created during the month, the unemployment rate fell to 4.6%, stoking concerns that wage inflation might accelerate. Hence, concerned investors revised upward their inflation and interest-rate expectations, and they widely expected the Fed’s rate hike to 5% in May.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

June saw a further shift in market sentiment, as investors became increasingly risk-averse due to intensifying inflationary pressures and new signs of potential economic weakness. Accordingly, the Fed’s June 29 rate hike to 5.25% came as no surprise. However, the outlook for subsequent action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy.

Investors’ economic concerns intensified when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.At its meeting on August 8 the Fed left short-term interest rates unchanged at 5.25%, the first pause after more than two years of steady rate hikes. In a press release following the meeting, the Fed stated that economic growth had abated from the strong pace earlier in the year as earlier interest rate increases and higher energy prices took hold.

The softening of the housing market became more pronounced in September, and the Fed again decided to leave overnight interest rates unchanged.While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel and weaker-than-expected job gains helped to put a lid on two of the main drivers of the market’s inflation fears.At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation were to remain above the Fed’s comfort zone.The

4

Fed’s inflation-related concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

Early in the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it currently makes little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted. As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Government Money Market Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,024.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,023.69

† Expenses are equal to the fund’s annualized expense ratio of .30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—45.3%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Bank
4/11/08	5.24	25,000,000 [a]	24,989,503
Federal Home Loan Bank System:
4/9/07	5.19	110,000	108,754
4/12/07	5.19	250,000	247,090
4/19/07	5.20	150,000	148,447
4/26/07	5.19	200,000	197,855
4/30/07	5.22	500,000	494,470
Federal Home Loan Mortgage Corp.:
12/29/06	5.25	500,000	498,193
3/15/07	5.15	3,328,000	3,323,239
4/13/07	5.24	23,966,000	23,414,756
4/25/07	5.25	500,000	494,549
Federal National Mortgage Association:
1/16/07	5.21	215,000	214,816
2/28/07	5.25	30,000,000	29,492,267
Total U.S. Government Agencies
(cost $83,623,939)			83,623,939

Repurchase Agreements—55.0%

Barclays Financial LLC
dated 10/31/06, due 11/1/06 in the
amount of $17,402,552 (fully collateralized
by $17,915,000 U.S. Treasury Notes,
2.75%-3.125%, due 5/15/07-8/15/07,
value $17,748,919)	5.28	17,400,000	17,400,000
Citigroup Global Markets Holdings Inc.
dated 10/31/06, due 11/1/06 in the
amount of $28,004,021 (fully collateralized
by $20,025,000 U.S. Treasury Bonds,
8.75%, due 5/15/20, value $28,561,125)	5.17	28,000,000	28,000,000
Credit Suisse (USA) Inc.
dated 10/31/06, due 11/1/06 in the
amount of $28,004,091 (fully collateralized
by $28,835,000 U.S. Treasury Notes,
4.125%, due 8/15/10,
value $28,564,559)	5.26	28,000,000	28,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)
		Annualized
		Yield on
		Date of	Principal
Repurchase Agreements (continued)		Purchase (%)	Amount ($)	Value ($)

Goldman, Sachs & Co.
dated 10/31/06, due 11/1/06 in the
amount of $28,004,006 (fully collateralized
by $21,554,000 U.S. Treasury Bonds,
7.875%, due 2/15/21,
value $28,560,507)		5.15	28,000,000	28,000,000
Total Repurchase Agreements
(cost $101,400,000)				101,400,000

Total Investments (cost $185,023,939)			100.3%	185,023,939
Liabilities, Less Cash and Receivables			(.3%)	(615,137)
Net Assets			100.0%	184,408,802

[a] Variable rate security—interest rate subject to periodic change.

Portfolio Summary	(Unaudited) †
	Value (%)			Value (%)

Repurchase Agreements	55.0	U.S. Government Agencies		45.3
				100.3

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $101,400,000)—Note 1(b)	185,023,939	185,023,939
Cash		13,411
Interest receivable		121,234
		185,158,584

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		11,432
Dividends payable		738,350
		749,782

Net Assets ($)		184,408,802

Composition of Net Assets ($):
Paid-in capital		184,440,200
Accumulated net realized gain (loss) on investments		(31,398)

Net Assets ($)		184,408,802

Shares Outstanding
(2 billion shares of $.001 par value of Capital Stock authorized)		184,440,200
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	8,593,207
Expenses:
Management fee—Note 3(a)	270,240
Shareholder servicing costs—Note 3(b)	270,240
Total Expenses	540,480
Investment Income—Net	8,052,727

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	11,233
Net Increase in Net Assets Resulting from Operations	8,063,960

See notes to financial statements.
10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	8,052,727	6,071,431
Net realized gain (loss) on investments	11,233	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,063,960	6,071,431

Dividends to Shareholders from ($):
Investment income—net	(8,052,727)	(6,071,431)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,338,873,747	2,264,738,490
Dividends reinvested	—	7
Cost of shares redeemed	(1,337,485,859)	(2,290,537,754)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,387,888	(25,799,257)
Total Increase (Decrease) in Net Assets	1,399,121	(25,799,257)

Net Assets ($):
Beginning of Period	183,009,681	208,808,938
End of Period	184,408,802	183,009,681

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.045	.026	.009	.009	.016
Distributions:
Dividends from investment income—net	(.045)	(.026)	(.009)	(.009)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.58	2.58	.89	.93	1.66

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	4.47	2.57	.83	.97	1.65

Net Assets, end of period ($ x 1,000)	184,409	183,010	208,809	329,410	822,496

See notes to financial statements.
12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

14

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $31,398 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2006 and October 31, 2005, were all ordinary income.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and the Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a reg-

16

ularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out of pocket expenses. With respect to Board meetings, the chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2006, the fund was charged $270,240 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $5,716 and shareholder services plan fees $5,716.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Plan of Reorganization:

At a meeting of the Board of Directors of the Company held on October 26, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of the fund and Dreyfus Government Cash Management (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for Administrative shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of the Acquiring Fund’s Administrative shares to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of December 15, 2006 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved, the Reorganization is expected to become effective on or about March 23, 2007. In anticipation of the Reorganization, effective on or about December 13, 2006, the fund will be closed to any investments for new accounts.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Government Money Market Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 19

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

20

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 21

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

22

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 23

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

24

For More	Information

Dreyfus Institutional	Transfer Agent &
Government Money	Dividend Disbursing Agent
Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered
Public Accounting Firm
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
Prime Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Prime Money Market Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the 12-month period ended October 31, 2006, Dreyfus Institutional Prime Money Market Fund produced a 4.55% yield and, after taking into account the effects of compounding, an effective yield of 4.65% .1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with the stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by U.S. or foreign banks or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

In May, hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S. Treasury security prices. In addition, the unemployment rate fell to 4.6%, stoking concerns that wage inflation might accelerate. Hence, concerned investors revised upward their inflation and interest-rate expectations, and they

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

widely expected the Fed’s rate hike in May to 5%. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for future action subsequently became cloudier as investors worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth.

These economic concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The softening of the housing market became more pronounced in September, and the Fed again decided to leave overnight interest rates unchanged.While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel and weaker-than-expected job gains helped to put a lid on two of the main drivers of the market’s inflation fears.At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation were to remain above the Fed’s comfort zone.The Fed’s inflation-related concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

4

Early in the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it currently makes little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted. As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Prime Money Market Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,025.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,023.69

† Expenses are equal to the fund’s annualized expense ratio of .30%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
	Principal
Negotiable Bank Certificates of Deposit—4.8%	Amount ($)	Value ($)

Citibank (South Dakota) N.A., Sioux Falls
5.33%, 12/1/06	10,000,000	10,000,000
Wilmington Trust Co., DE
5.31%, 4/5/07	10,000,000	10,000,806
Total Negotiable Bank Certificates of Deposit
(cost $20,000,806)		20,000,806

Commercial Paper—88.3%

Abbey National North America LLC
5.30%, 11/1/06	15,000,000	15,000,000
Atlantis One Funding Corp.
5.32%, 2/5/07	10,000,000 [a]	9,860,800
Barclays U.S. Funding Corp.
5.32%, 1/18/07	15,000,000	14,829,375
Bear Stearns Cos. Inc.
5.38%, 3/20/07	10,000,000	9,797,678
Beethoven Funding Corp.
5.31%, 11/21/06	15,000,000 [a]	14,956,083
CAFCO LLC
5.43%, 11/3/06	15,000,000 [a]	14,995,542
CC (USA) Inc.
5.34%, 11/22/06	15,000,000 [a]	14,953,888
CHARTA LLC
5.34%, 11/15/06	15,000,000 [a]	14,969,258
CIESCO LLC
5.33%, 12/5/06	15,000,000 [a]	14,925,483
CRC Funding LLC
5.34%, 12/1/06	15,000,000 [a]	14,934,188
Daimler Chrysler Revolving Auto Conduit LLC
5.33%, 12/8/06	3,361,000	3,342,830
Deutsche Bank Financial LLC
5.30%, 11/1/06	15,000,000	15,000,000
FCAR Owner Trust, Ser. I
5.31%—5.36%, 1/4/07—4/25/07	15,000,000	14,779,969
General Electric Capital Corp.
5.34%, 11/22/06	18,000,000	17,944,665

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

K2 (USA) LLC
5.43%, 11/2/06	15,000,000 [a]	14,997,767
Mane Funding Corp.
5.30%, 12/20/06	15,000,000 [a]	14,892,608
Nordea North America Inc.
5.42%, 11/1/06	15,000,000	15,000,000
Premier Asset Collateralized Entity LLC
5.34%, 12/11/06	10,000,000 [a]	9,941,445
Prudential Funding LLC
5.29%, 11/1/06	15,000,000	15,000,000
Sanpaolo IMI U.S. Financial Co.
5.33%, 11/24/06	19,000,000	18,936,149
Sigma Finance Inc.
5.42%, 11/2/06	15,000,000 [a]	14,997,771
Simba Funding Corp.
5.30%, 12/13/06	15,000,000 [a]	14,907,950
Societe Generale N.A. Inc.
5.33%, 12/8/06	15,000,000	14,918,985
Toyota Motor Credit Corp.
5.32%—5.34%, 11/20/06—12/7/06	17,000,000 [a]	16,930,475
UBS Finance Delaware LLC
5.28%, 11/1/06	15,000,000	15,000,000
Unicredit Delaware Inc.
5.33%, 11/28/06	10,000,000	9,960,513
Total Commercial Paper
(cost $365,773,422)		365,773,422

Corporate Notes—2.4%

Links Finance LLC
5.33%, 10/30/07
(cost $9,999,005)	10,000,000 [a,b]	9,999,005

8

		Principal
Repurchase Agreements—4.8%		Amount ($)	Value ($)

Goldman, Sachs & Co.
5.23%, dated 10/31/06, due 11/1/06 in the amount
of $20,002,906 (fully collateralized by $19,695,0000
Federal Home Loan Bank System, Bonds, 3.25%-4.27%,
due 11/28/06-1/17/12, value $19,327,602 and
1,093,000 Federal Home Loan Mortgage Corp., Notes,
5.30%, due 5/12/20, value $1,076,857)
(cost $20,000,000)		20,000,000	20,000,000

Total Investments (cost $415,773,233)		100.3%	415,773,233

Liabilities, Less Cash and Receivables		(.3%)	(1,290,083)

Net Assets		100.0%	414,483,150

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities
	amounted to $196,262,263 or 47.4% of net assets.
[b]	Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	39.4	Asset-Backed/Single Seller	4.4
Asset-Backed/		Asset-Backed/Securities
Multi-Seller Programs	18.0	Arbitrage Vehicles	3.6
Asset-Backed/Structured		Insurance	3.6
Investment Vehicles	15.7	Brokerage Firms	2.4
Finance	8.4
Repurchase Agreements	4.8		100.3

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including Repurchase
Agreements of $20,000,000)—Note 1(b)	415,773,233	415,773,233
Cash		471,431
Interest receivable		136,240
		416,380,904

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		97,154
Dividend payable		1,800,600
		1,897,754

Net Assets ($)		414,483,150

Composition of Net Assets ($):
Paid-in capital		414,483,361
Accumulated net realized gain (loss) on investments		(211)

Net Assets ($)		414,483,150

Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)		414,483,361
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	17,233,174
Expenses:
Management fee—Note 3(a)	526,707
Shareholder servicing costs—Note 3(b)	526,707
Total Expenses	1,053,414
Investment Income—Net, representing net
increase in net assets resulting from operations	16,179,760

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	16,179,760	10,338,944
Net realized gain (loss) on investments	—	(211)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,179,760	10,338,733

Dividends to Shareholders from ($):
Investment income—net	(16,179,760)	(10,344,206)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	2,140,317,994	3,044,637,478
Dividends reinvested	809,843	793,476
Cost of shares redeemed	(2,031,421,302)	(3,233,102,830)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	109,706,535	(187,671,876)
Total Increase (Decrease) in Net Assets	109,706,535	(187,677,349)

Net Assets ($):
Beginning of Period	304,776,615	492,453,964
End of Period	414,483,150	304,776,615

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.046	.026	.009	.010	.017
Distributions:
Dividends from investment income—net	(.046)	(.026)	(.009)	(.010)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.65	2.64	.93	.98	1.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	4.61	2.56	.93	.98	1.66

Net Assets, end of period ($ x 1,000)	414,483	304,777	492,454	562,529	790,952

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of prin-cipal.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim peri-

14

ods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $211 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were all ordinary income.

16

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2006, the fund was charged $526,707 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $48,577 and shareholder servicing plan fees $48,577.

18

NOTE 4—Plan of Reorganization:

At a meeting of the Board of Directors of the Company held on October 26, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of the fund and Dreyfus Cash Management Plus, Inc. (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for Administrative shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of the Acquiring Fund’s Administrative shares to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of December 15, 2006 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved the Reorganization is expected to become effective on or about March 23, 2007. In anticipation of the Reorganization, effective on or about December 13, 2006, the fund will be closed to any investments for new accounts.

The Fund 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
20

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 92.72% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

The Fund 21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
22

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 23

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

24

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 25

For More	Information

Dreyfus Institutional	Transfer Agent &
Prime Money Market Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
18	Report of Independent Registered
Public Accounting Firm
19	Important Tax Information
20	Board Members Information
22	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
U.S. Treasury Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended October 31, 2006, Dreyfus Institutional U.S. Treasury Money Market Fund produced a 4.32% yield and, after taking into account the effects of compounding, an effective yield of 4.41% ..1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk.To pursue this goal, the fund invests exclusively in a portfolio of direct obligations of U.S.Treasury as well as repurchase agreements that are secured by U.S.Treasuries.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

In May, surging energy prices and hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S. Treasury security prices. In addition, although a lower-than-expected number of jobs was created during the month, the unemployment rate fell to 4.6%, stoking concerns that wage inflation might accelerate. Hence, concerned investors revised upward their inflation and interest-rate expectations, and they widely expected the Fed’s rate hike to 5% in May.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

June saw a further shift in market sentiment, as investors became increasingly risk-averse due to intensifying inflationary pressures and new signs of potential economic weakness. Accordingly, the Fed’s June 29 rate hike to 5.25% came as no surprise. However, the outlook for subsequent action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy.

Investors’ economic concerns intensified when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.While there was no scheduled meeting for July, at its meeting on August 8 the Fed left short-term interest rates unchanged at 5.25%, the first pause after more than two years of steady rate hikes. In a press release following the meeting, the Fed stated that economic growth had abated from the strong pace earlier in the year as earlier interest rate increases and higher energy prices took hold.

The softening of the housing market became more pronounced in September, and the Fed again decided to leave overnight interest rates unchanged.While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel and weaker-than-expected job gains helped to put a lid on two of the main drivers of the market’s inflation fears.At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation were to remain above the Fed’s comfort zone.The

4

Fed’s inflation-related concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

Throughout the reporting period, we have maintained the fund’s weighted average maturity in a range we consider shorter than industry averages.With yield differences along the U.S.Treasury money market yield curve near historically narrow levels, it has made little sense to us to establish a longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted.As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional U.S.Treasury Money Market Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,024.00
COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.53
Ending value (after expenses)	$1,023.69

† Expenses are equal to the fund’s annualized expense ratio of .30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
		Annualized
		Yield on
		Date of	Principal
U.S. Treasury Bills—26.8%		Purchase (%)	Amount ($)	Value ($)

3/15/07
(cost $73,634,875)		5.01	75,000,000	73,634,875

Repurchase Agreements—73.7%

Barclays Financial LLC
dated 10/31/06, due 11/1/06 in the amount of
$43,506,344 (fully collateralized by $44,131,000
U.S. Treasury Notes, 3.125%-3.50%,
due 11/15/06-5/15/07, value $44,370,261)		5.25	43,500,000	43,500,000
Citigroup Global Markets Holdings Inc.
dated 10/31/06, due 11/1/06 in the amount of
$53,007,611 (fully collateralized by $111,005,679
U.S. Treasury Strips, due 5/15/15-2/15/25,
value $54,060,000)		5.17	53,000,000	53,000,000
Credit Suisse (USA) Inc.
dated 10/31/06, due 11/1/06 in the amount of
$53,007,744 (fully collateralized by $54,575,000
U.S. Treasury Notes, 4.125%, due 8/15/10,
value $54,063,146)		5.26	53,000,000	53,000,000
Goldman, Sachs & Co.
dated 10/31/06, due 11/1/06 in the amount of
$53,007,582 (fully collateralized by $39,426,000
U.S. Treasury Bonds, 7.875%-8.875%,
due 2/15/19-2/15/21, value $54,060,571)		5.15	53,000,000	53,000,000
Total Repurchase Agreements
(cost $202,500,000)				202,500,000

Total Investments (cost $276,134,875)			100.5%	276,134,875

Liabilities, Less Cash and Receivables			(.5%)	(1,379,395)

Net Assets			100.0%	274,755,480

Portfolio Summary	(Unaudited) †

	Value (%)			Value (%)

Repurchase Agreements	73.7	U.S. Treasury Bills		26.8
				100.5

† Based on net assets.

See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $202,500,000)—Note 1(b)	276,134,875	276,134,875
Interest receivable		29,281
		276,164,156

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		74,386
Dividend payable		1,158,788
Cash overdraft due to Custodian		175,502
		1,408,676

Net Assets ($)		274,755,480

Composition of Net Assets ($):
Paid-in capital		274,759,498
Accumulated net realized gain (loss) on investments		(4,018)

Net Assets ($)		274,755,480

Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)		274,759,498
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
8

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	12,246,666
Expenses:
Management fee—Note 3(a)	397,904
Shareholder servicing costs—Note 3(b)	397,904
Total Expenses	795,808
Investment Income—Net	11,450,858

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(2,962)
Net Incease in Net Assets Resulting from Operations	11,447,896

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	11,450,858	6,819,460
Net realized gain (loss) on investments	(2,962)	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,447,896	6,819,460

Dividends to Shareholders from ($):
Investment income—net	(11,450,858)	(6,830,927)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,949,591,246	2,207,242,612
Dividends reinvested	23,035	15,240
Cost of shares redeemed	(1,931,658,844)	(2,295,289,925)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	17,955,437	(88,032,073)
Total Increase (Decrease) in Net Assets	17,952,475	(88,043,540)

Net Assets ($):
Beginning of Period	256,803,005	344,846,545
End of Period	274,755,480	256,803,005

See notes to financial statements.
10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.043	.024	.008	.009	.016
Distributions:
Dividends from investment income—net	(.043)	(.024)	(.008)	(.009)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.41	2.45	.84	.88	1.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	4.32	2.37	.84	.89	1.56

Net Assets, end of period ($ x 1,000)	274,755	256,803	344,847	541,549	615,142

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional U.S.Treasury Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures

12

about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $4,018 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $1,056 of the carryover expires in fiscal 2012 and $2,962 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were all ordinary income.

14

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out of pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2006, the fund was charged $397,904 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $37,193 and shareholder services plan fees $37,193.

16

NOTE 4—Plan of Reorganization:

At a meeting of the Board of Directors of the Company held on October 26, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of the fund and Dreyfus Treasury Cash Management (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for Administrative shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of the Acquiring Fund’s Administrative shares to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of December 15, 2006 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved, the Reorganization is expected to become effective on or about March 23, 2007. In anticipation of the Reorganization, effective on or about December 13, 2006, the fund will be closed to any investments for new accounts.

The Fund 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S.Treasury Money Market Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S.Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
18

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

The Fund 19

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
20

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 21

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

22

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 23

NOTES

For More	Information

Dreyfus Institutional	Transfer Agent &
U.S. Treasury	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
Money Market Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the 12-month period ended October 31, 2006, the fund’s Investor shares produced a yield of 4.16%, and its Class R shares produced a yield of 4.36% . Taking into account the effects of compounding, the effective yields for the fund’s Investor shares and Class R shares were 4.25% and 4.45%, respectively.1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

In May, hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S.Treasury security prices. In addition, the unemployment rate fell to 4.6%, stoking concerns that

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

wage inflation might accelerate. Hence, concerned investors revised upward their inflation and interest-rate expectations, and they widely expected the Fed’s rate hike in May to 5%. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for future action subsequently became cloudier as investors worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth.

These economic concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The softening of the housing market became more pronounced in September, and the Fed again decided to leave overnight interest rates unchanged.While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel and weaker-than-expected job gains helped to put a lid on two of the main drivers of the market’s inflation fears.At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation were to remain above the Fed’s comfort zone.The Fed’s inflation-related concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

4

Early in the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it currently makes little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted.As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.57	$ 2.55
Ending value (after expenses)	$1,023.30	$1,024.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.57	$ 2.55
Ending value (after expenses)	$1,021.68	$1,022.68

† Expenses are equal to the fund's annualized expense ratio of .70% for Investor shares and .50% for Class R shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
	Principal
Negotiable Bank Certificates of Deposit—3.2%	Amount ($)	Value ($)

Wilmington Trust Co., DE
5.32%, 2/5/07
(cost $15,000,000)	15,000,000	15,000,000

Commercial Paper—83.4%

Atlantis One Funding Corp.
5.32%, 2/5/07	15,000,000 [a]	14,791,200
Bank of America Corp.
5.31%, 4/2/07	5,000,000	4,890,855
Barclays U.S. Funding Corp.
5.42%, 11/1/06	15,000,000	15,000,000
Bear Stearns Cos. Inc.
5.38%, 3/20/07	15,000,000	14,696,517
Beethoven Funding Corp.
5.31%, 12/13/06	15,032,000 [a]	14,939,666
CAFCO LLC
5.33%, 11/13/06	18,000,000 [a]	17,968,380
CHARTA LLC
5.34%, 11/15/06	18,000,000 [a]	17,963,110
CIESCO LLC
5.33%, 12/5/06	18,000,000 [a]	17,910,580
Citigroup Funding Inc.
5.33%, 12/7/06	15,000,000	14,921,100
CRC Funding LLC
5.34%, 12/1/06	14,000,000 [a]	13,938,575
Deutsche Bank Financial LLC
5.30%, 11/1/06	15,000,000	15,000,000
FCAR Owner Trust, Ser. I
5.31%, 1/4/07	20,000,000	19,813,689
General Electric Capital Corp.
5.34%, 11/22/06	20,000,000	19,938,517
Govco Inc.
5.33%, 12/8/06	18,000,000 [a]	17,902,690
Harrier Finance Funding Ltd.
5.33%, 12/8/06	15,000,000 [a]	14,918,831
K2 (USA) LLC
5.43%, 11/2/06	15,000,000 [a]	14,997,767
Nordea North America Inc.
5.42%, 11/1/06	18,000,000	18,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Premier Asset Collateralized Entity LLC
5.33%, 12/11/06	15,000,000 [a]	14,912,333
Sanpaolo IMI U.S. Financial Co.
5.33%, 11/24/06—12/1/06	20,000,000	19,917,447
Santander Central Hispano Finance (Delaware) Inc.
5.34%, 4/27/07	20,000,000	19,488,667
Simba Funding Corp.
5.30%, 12/14/06	15,000,000 [a]	14,905,848
Societe Generale N.A. Inc.
5.33%, 12/8/06	15,000,000	14,918,985
Toyota Motor Credit Corp.
5.34%, 11/20/06	15,000,000 [a]	14,958,319
UBS Finance Delaware LLC
5.28%, 11/1/06	15,000,000	15,000,000
Unicredit Delaware Inc.
5.33%, 11/28/06	11,236,000	11,191,632
Total Commercial Paper
(cost $392,884,708)		392,884,708

Corporate Notes—3.2%

Links Finance LLC
5.33%, 10/30/07
(cost $14,998,508)	15,000,000 [a,b]	14,998,508

Short-Term Bank Notes—2.6%

World Savings Bank, FSB
5.42%, 11/1/06
(cost $12,000,000)	12,000,000	12,000,000

Time Deposits—1.3%

Branch Banking & Trust Co. (Grand Cayman)
5.31%, 11/1/06
(cost $6,000,000)	6,000,000	6,000,000

8

		Principal
Repurchase Agreements—6.4%		Amount ($)	Value ($)

Greenwich Capital Markets
5.29%, dated 10/31/06, due 11/1/06 in the
amount of $30,004,408 (fully collateralized
by $31,030,000 Federal Home Loan Bank
System, Bonds, 4.375%, due
9/17/10, value $30,600,722)
(cost $30,000,000)		30,000,000	30,000,000

Total Investments (cost $470,883,216)		100.1%	470,883,216

Liabilities, Less Cash and Receivables		(.1%)	(488,747)

Net Assets		100.0%	470,394,469

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities
	amounted to $205,105,807 or 43.6% of net assets.
[b]	Securities payable on demand.Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	42.3	Asset Backed/Single Seller	4.2
Asset-Backed/Multi-Seller Programs	17.6	Asset-Backed/Securities
Asset-Backed/Structured		Arbitrage Vehicles	3.1
Investment Vehicles	12.8	Brokerage Firms	3.1
Finance	10.6
Repurchase Agreements	6.4		100.1

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreements of $30,000,000)—Note 1(b)	470,883,216	470,883,216
Cash		1,500,739
Interest receivable		233,688
		472,617,643

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		269,136
Dividend payable		1,937,441
Payable for Capital Stock redeemed		16,597
		2,223,174

Net Assets ($)		470,394,469

Composition of Net Assets ($):
Paid-in capital		470,395,116
Accumulated net realized gain (loss) on investments		(647)

Net Assets ($)		470,394,469

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	284,622,523	185,771,946
Shares Outstanding	284,620,939	185,774,177

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.
10

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	22,181,223
Expenses:
Management fee—Note 3(a)	2,279,389
Distribution fees (Investor Shares)—Note 3(b)	586,595
Total Expenses	2,865,984
Investment Income—Net	19,315,239

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(44)
Net Increase in Net Assets Resulting from Operations	19,315,195

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	19,315,239	11,021,161
Net realized gain (loss) on investments	(44)	640
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,315,195	11,021,801

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(12,160,141)	(7,167,451)
Class R shares	(7,155,098)	(3,853,710)
Total Dividends	(19,315,239)	(11,021,161)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	536,973,093	533,680,718
Class R shares	695,718,250	697,401,987
Dividends reinvested:
Investor shares	12,118,040	7,136,170
Class R shares	2,462,583	997,836
Cost of shares redeemed:
Investor shares	(572,668,799)	(589,778,644)
Class R shares	(627,794,493)	(762,568,029)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	46,808,674	(113,129,962)
Total Increase (Decrease) in Net Assets	46,808,630	(113,129,322)

Net Assets ($):
Beginning of Period	423,585,839	536,715,161
End of Period	470,394,469	423,585,839

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.042	.022	.005	.006	.016
Distributions:
Dividends from investment income—net	(.042)	(.022)	(.005)	(.006)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.24	2.23	.54	.64	1.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	4.15	2.19	.53	.64	1.63

Net Assets, end of period ($ X 1,000)	284,623	308,202	357,163	379,265	432,816

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.044	.024	.007	.008	.018
Distributions:
Dividends from investment income—net	(.044)	(.024)	(.007)	(.008)	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.45	2.43	.74	.83	1.79

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	4.40	2.38	.72	.84	1.82

Net Assets, end of period ($ X 1,000)	185,772	115,384	179,552	214,112	248,164

See notes to financial statements.
14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use

16

the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $647 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $603 the carryover expires in fiscal 2012 and $44 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were all ordinary income.

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated

18

daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%)

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2006, Investor shares were charged $586,595 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $219,780 and Rule 12b-1 distribution plan fees $49,356.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and broker.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 92.44% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

22

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO, Related Urban Development, a real estate developmen company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 25

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

26

NOTES

For More	Information

Dreyfus	Transfer Agent &
Money Market Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
Municipal Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Reserves, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the 12-month period ended October 31, 2006, the fund produced yields of 2.82% for its Class R shares and 2.62% for its Investor shares. Taking into account the effects of compounding, the fund produced effective yields of 2.86% and 2.65% for its Class R shares and Investor shares, respectively.1

Yields of tax-exempt money market securities generally climbed along with short-term interest rates, as the Federal Reserve Board (the “Fed”) raised the overnight federal funds rate six times during the first eight months of the reporting period before holdings rates steady in the late summer and early fall of 2006.

What is the fund’s investment approach?

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.To pursue its goal, the fund invests at least 80% of its assets in tax-exempt municipal obligations, including short-term municipal debt securities. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper.

The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

What other factors influenced the fund’s performance?

The Fed continued to increase short-term interest rates over the first eight months of the reporting period, driving the overnight federal

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

funds rate to 5.25% by the end of June 2006. The Fed’s moves were part of its ongoing response to robust economic growth, which proved to be especially strong during the first quarter of the year as labor markets strengthened and commodity prices surged higher.As a result, during the spring, investors grew more concerned about inflation. These worries intensified in the wake of hawkish comments from some Fed members, which led investors to conclude that interest rates might climb more than they previously expected.

Inflation concerns began to wane over the summer, however, when U.S. housing markets softened and employment gains moderated.As a result, investors looked forward to a possible end to the Fed’s tightening campaign. The Fed obliged at its meetings in August, September and October by holding the federal funds rate steady, its first pauses in more than two years. Oil and gas prices also fell significantly over the late summer and early fall, helping to ease investors’ inflation fears. It later was announced that the U.S. economy had slowed to an estimated 1.6% annualized growth rate in the third quarter of 2006, down from 2.6% and 5.6% in the second and first quarters, respectively.

Despite these signs of an economic slowdown, the fiscal conditions of most states and municipalities remained sound. Tax receipts generally came in higher than originally projected, reducing state and local governments’ borrowing needs.As a result, the supply of newly issued tax-exempt money market instruments fell compared to the same period one year earlier. At the same time, investor demand remained robust from individuals and institutions seeking competitive tax-exempt yields. In fact, assets invested in tax-exempt money market funds increased substantially over the reporting period.

Although yields of tax-exempt money market instruments rose along with interest rates and in response to supply-and-demand factors, yields of shorter-dated municipal money market securities climbed more sharply than longer-dated securities.This left little difference in the yields of tax-exempt securities with maturities between six months

4

and four years. Investors therefore focused mainly on instruments maturing in six months or less, which put downward pressure on yields at the short end of the maturity range.

Early in the reporting period, we maintained the fund’s weighted average maturity in a range we considered to be in line with industry averages. However, we increased the fund’s weighted average maturity to a modestly longer-than-average position in the spring as it became clearer to us that the Fed was nearing the end of its tightening campaign.To achieve this position, we reduced the fund’s holdings of very short-term variable rate demand notes and increased its exposure to municipal notes and tax-exempt commercial paper. However, because of narrow yield differences along the market’s maturity range, we also reduced the fund’s holdings of municipal bonds with longer maturities.

What is the fund’s current strategy?

Recent Fed comments and evidence of slower economic growth currently suggest to us that variable rate demand notes may be vulnerable to lower interest rates, and we have continued to focus on municipal notes and tax-exempt commercial paper. At the same time, we have maintained the fund’s weighted average maturity in a range that is slightly longer than industry averages. Of course, we are prepared to adjust our strategies as market conditions continue to evolve.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Reserves from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.61	$ 2.59
Ending value (after expenses)	$1,014.50	$1,015.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.62	$ 2.60
Ending value (after expenses)	$1,021.63	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .71% for Investor shares and .51% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
Short-Term	Coupon	Maturity	Principal
Investments—100.4%	Rate (%)	Date	Amount ($)	Value ($)

Alaska—1.5%
Alaska Industrial Development
Authority, IDR (Providence
Medical Office Building Associates
Project) (LOC; KBC Bank)	3.60	11/7/06	1,645,000 [a]	1,645,000
Colorado—2.8%
Castlewood Ranch Metropolitan
District, GO Notes, Refunding
(LOC; U.S. Bank NA)	3.45	12/1/06	1,700,000	1,700,000
Pinery West Metropolitan District
Number 2, GO Notes
(LOC; U.S. Bank NA)	3.25	11/1/07	1,310,000	1,310,000
Florida—14.9%
Eclipse Funding Trust,
COP (Miami-Dade County School
Board Foundation) (Insured;
AMBAC and Liquidity Facility;
U.S. Bank NA)	3.59	11/7/06	3,000,000 [a]	3,000,000
Greater Orlando Aviation
Authority, Airport Facility
Revenue, CP (LOC; Bayerische
Landesbank)	3.55	11/6/06	5,000,000	5,000,000
Sarasota County Public Hospital
District, HR, CP (LOC;
Wachovia Bank)	3.65	12/1/06	3,250,000	3,250,000
West Orange Healthcare District,
Revenue (LOC; SunTrust Bank)	3.58	11/7/06	5,000,000 [a]	5,000,000
Georgia—2.7%
Burke County Development
Authority, PCR, CP (Insured;
AMBAC and Liquidity Facility;
Rabobank Nederland)	3.56	3/2/07	3,000,000	3,000,000
Idaho—1.8%
Idaho,
GO Notes, TAN	4.50	6/29/07	2,000,000	2,010,148
Illinois—19.3%
Cook County,
GO (Putters Program)
(Insured; AMBAC)	3.60	11/7/06	3,000,000 [a]	3,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Finance Authority,
Revenue (Northwestern
University) (Liquidity
Facility; Morgan Stanley Bank)	3.60	11/7/06	4,445,000 [a]	4,445,000
Illinois Health Facilities
Authority, Revenue (Memorial
Medical Center) (LOC; KBC Bank)	3.59	11/7/06	2,400,000 [a]	2,400,000
Illinois Health Facilities
Authority, Revenue
(Rush Presbyterian Saint
Luke’s Medical Center)
(LOC; Northern Trust Co.)	3.59	11/7/06	3,800,000 [a]	3,800,000
Illinois Student Assistance
Commission, Student Loan
Revenue (LOC; Bank One)	3.63	11/7/06	1,400,000 [a]	1,400,000
Jackson-Union Counties Regional
Port District, Port Facilities
Revenue, Refunding (Enron
Transportation Services)
(LOC; Wachovia Bank)	3.57	11/7/06	2,400,000 [a]	2,400,000
Regional Transportation Authority,
GO, Refunding (Liquidity
Facility; DEPFA Bank PLC)	3.60	11/7/06	3,530,000 [a]	3,530,000
Indiana—9.1%
Seymour,
EDR (Pedcor Investments
Project) (LOC; FHLB)	3.64	11/7/06	3,835,000 [a]	3,835,000
Vincennes University Board of
Trustees, Student Fee Revenue
(LOC; JPMorgan Chase Bank)	3.60	11/7/06	2,300,000 [a]	2,300,000
Wabash,
EDR (Wabash Alloys Project)
(LOC; Bank of America)	3.66	11/7/06	3,750,000 [a]	3,750,000
Louisiana—6.4%
Louisiana Public Facilities
Authority, Revenue (GCGK
Investments LLC Project)
(LOC; Amsouth Capital)	3.61	11/7/06	5,000,000 [a]	5,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
Plaquemines Port Harbor and
Terminal District, Port
Facilities Revenue (International
Marine Terminals Project)
(LOC; KBC Bank)	3.50	3/15/07	2,000,000	2,000,000
Massachusetts—1.8%
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Capital Asset Program
Issue) (LOC; Citizens Bank
of Massachusetts)	3.58	11/7/06	1,000,000 [a]	1,000,000
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Capital Asset Program
Issue) (LOC; Citizens Bank
of Massachusetts)	3.58	11/7/06	1,000,000 [a]	1,000,000
Michigan—1.5%
Detroit,
Sewage Disposal System
Second Lien Revenue, CP
(Insured; FGIC and
Liquidity Facility;
DEPFA Bank PLC)	3.78	7/12/07	1,600,000	1,600,000
Minnesota—1.7%
Minnesota Higher Education
Facilities Authority, Revenue
(Saint Olaf College)
(LOC; Bank of Montreal)	3.64	11/1/06	1,900,000 [a]	1,900,000
Mississippi—3.0%
Jackson County,
Port Facility Revenue,
Refunding (Chevron
U.S.A. Inc. Project)	3.64	11/1/06	1,400,000 [a]	1,400,000
Mississippi Development Bank,
CP (LOC; BNP Paribas)	3.80	3/19/07	1,900,000	1,900,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nebraska—2.3%
Lancaster County Hospital
Authority Number 1, Health
Facilities Revenue (Immanuel
Health Systems-Williamsburg
Project) (LOC; ABN-AMRO)	3.65	11/1/06	2,500,000 [a]	2,500,000
New Mexico—2.5%
Santa Fe,
Gross Receipts Tax Revenue
(Wastewater Systems)
(LOC; BNP Paribas)	3.62	11/7/06	2,700,000 [a]	2,700,000
New York—.1%
New York City Transitional Finance
Authority, Revenue (New York
City Recovery) (Liquidity
Facility; JPMorgan Chase Bank)	3.64	11/1/06	100,000 [a]	100,000
North Carolina—2.4%
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project) (Liquidity
Facility; Morgan Stanley Bank)	3.60	11/7/06	2,590,000 [a]	2,590,000
Ohio—4.4%
Summit County Port Authority,
Port Facilities Revenue (Summa
Wellness Institute—Hudson
Project) (LOC; Fifth Third Bank)	3.59	11/7/06	4,810,000 [a]	4,810,000
Pennsylvania—.7%
Luzerne County Convention Center
Authority, Hotel Room Rent Tax
Revenue (LOC; Wachovia Bank)	3.57	11/7/06	800,000 [a]	800,000
South Carolina—2.7%
Spartanburg County School District
Number 1, GO Notes, BAN	5.25	11/16/06	3,000,000	3,002,509
Tennessee—5.0%
Clarksville Public Building
Authority, Pooled Financing
Revenue (Tennessee Municipal
Bond Fund) (LOC; Bank of America)	3.64	11/1/06	1,520,000 [a]	1,520,000
Tennessee School Bond Authority,
CP	3.70	11/9/06	4,000,000	4,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—6.2%
North Central Texas Health
Facilities Development Corp.,
HR (Methodist Hospitals of Dallas)
(Insured; MBIA and Liquidity
Facility; Dexia Credit Local)	3.64	11/1/06	1,600,000 [a]	1,600,000
Texas,
TRAN	4.50	8/31/07	3,200,000	3,224,360
Texas A&M University,
Revenue, CP	3.60	1/18/07	2,000,000	2,000,000
Washington—5.3%
Washington Housing Finance
Commission, MFMR (Wandering
Creek Project) (Insured; FHLMC
and Liquidity Facility; FHLMC)	3.66	11/7/06	4,000,000 [a]	4,000,000
Washington Housing Finance
Commission, Nonprofit Revenue,
Refunding (Wesley Homes
Project) (LOC; Bank Of America)	3.60	11/1/06	1,800,000 [a]	1,800,000
Wisconsin—2.3%
Wisconsin Health and Education
Facilities Authority, Revenue
(Wheaton Franciscan Services
Inc. System) (LOC; Citibank NA)	3.56	11/7/06	2,500,000 [a]	2,500,000

Total Investments (cost $109,722,017)			100.4%	109,722,017
Liabilities, Less Cash and Receivables			(.4%)	(412,585)
Net Assets			100.0%	109,309,432

a Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+,F1	VMIG1,MIG1,P1	SP1+,SP1,A1+,A1	94.5
AAA,AA,A [b]	Aaa,Aa,A [b]	AAA,AA,A [b]	3.1
Not Rated [c]	Not Rated [c]	Not Rated [c]	2.4
			100.0

†	Based on total investments.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	109,722,017	109,722,017
Cash		537,917
Interest receivable		677,019
		110,936,953

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		38,647
Payable for investment securities purchased		1,310,000
Dividends payable		278,835
Interest payable—Note 2		39
		1,627,521

Net Assets ($)		109,309,432

Composition of Net Assets ($):
Paid-in capital		109,310,309
Accumulated net realized gain (loss) on investments		(877)

Net Assets ($)		109,309,432

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	25,896,399	83,413,033
Shares Outstanding	25,897,670	83,414,352

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	3,448,292
Expenses:
Management fee—Note 3(a)	513,958
Distribution fees (Investor Shares)—Note 3(b)	49,758
Interest expense—Note 2	10,127
Total Expenses	573,843
Investment Income—Net	2,874,449

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,910
Net Increase in Net Assets Resulting from Operations	2,876,359

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	2,874,449	1,889,475
Net realized gain (loss) from investments	1,910	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,876,359	1,889,475

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(659,984)	(329,546)
Class R shares	(2,214,465)	(1,559,929)
Total Dividends	(2,874,449)	(1,889,475)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	52,795,315	50,313,039
Class R shares	294,759,690	306,768,966
Dividends reinvested:
Investor shares	651,586	322,055
Class R shares	476,403	211,747
Cost of shares redeemed:
Investor shares	(49,721,247)	(54,844,830)
Class R shares	(277,012,556)	(366,630,677)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,949,191	(63,859,700)
Total Increase (Decrease) in Net Assets	21,951,101	(63,859,700)

Net Assets ($):
Beginning of Period	87,358,331	151,218,031
End of Period	109,309,432	87,358,331

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.026	.015	.004	.004	.009
Distributions:
Dividends from investment income—net	(.026)	(.015)	(.004)	(.004)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.65	1.48	.44	.44	.87

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.71	.70	.71
Ratio of net investment income
to average net assets	2.65	1.44	.43	.45	.86

Net Assets, end of period ($ X 1,000)	25,896	22,170	26,380	31,311	31,902

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.028	.017	.006	.006	.011
Distributions:
Dividends from investment income—net	(.028)	(.017)	(.006)	(.006)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.86	1.69	.64	.65	1.07

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.51	.51	.51	.50	.51
Ratio of net investment income
to average net assets	2.84	1.60	.60	.65	1.07

Net Assets, end of period ($ X 1,000)	83,413	65,188	124,838	249,243	317,102

See notes to financial statements.
18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

20

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $877 is available to be applied against future net securities profit, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were all tax exempt income.

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the line of credit during the period ended October 31, 2006 was approximately $196,932 with a related weighted average annualized interest rate of 5.14% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the

22

audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2006, Investor shares were charged $49,758 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $34,060 and Rule 12b-1 distribution plan fees $4,587.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2006 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2006 calendar year on Form 1099-DIV and their portion of the Fund’s exempt-interest dividends paid for 2006 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2007.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
26

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

28

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 29

For More	Information

Dreyfus	Transfer Agent &
Municipal Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and
Approval of the Fund’s Investment
Management Agreement
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Tax Managed Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Tax Managed Growth Fund, covering the 12-month period from November

1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide,which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced total returns of 13.61% for Class A shares, 12.76% for Class B shares, 12.80% for Class C shares, 13.94% for Class R shares and 13.34% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 16.33% total return for the same period.2

Market rallies toward the beginning and end of the reporting period enabled the U.S. stock market to post attractive returns overall.Although the fund participated to a substantial degree in the market’s overall strength, its relative performance was hindered early in the reporting period by its emphasis on large-cap, multinational companies.

What is the fund’s investment approach?

The fund invests primarily in well-established, multinational companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

What other factors influenced the fund’s performance?

Generally strong economic conditions and robust corporate earnings created a favorable environment for most stocks, with all 10 of the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

S&P 500 Index’s market sectors producing positive absolute returns during the reporting period. However, the stock market’s strength was concentrated mainly in rallies during the first two and final four months of the reporting period, and the market produced only mildly positive returns during the intervening six months.

The market rally in the closing months of 2005 was led by lower-quality, small-cap companies, which investors continued to favor in an environment of robust economic growth. In contrast, the market’s gains during the summer and early fall of 2006 were driven by the type of large, high-quality companies in which the fund primarily invests. Signs of intensifying inflationary pressures and slower economic growth in the spring and summer of 2006 caused many investors to become less tolerant of risks, and they began to turn their attention toward companies that have demonstrated an ability to produce consistent earnings under a variety of economic conditions.

The fund achieved particularly attractive results among consumer discretionary companies. Publisher McGraw-Hill Cos. exceeded analysts’ earnings expectations due to strength in its education and financial publishing divisions. Casual restaurant leader McDonalds advanced after the company slowed its domestic expansion and customers reacted favorably to new, healthier menu items. Media conglomerate News Corp. gained value due to improved advertising sales in its cable and broadcasting networks and the possible resolution of disagreements with a large shareholder.

The fund’s health care companies also fared well. Large pharmaceutical stocks generally rebounded from earlier weakness after addressing product safety and development concerns, helping to boost the stock prices of holdings such as Pfizer and Merck & Co.

On the other hand, the fund’s relative performance was undermined by lackluster results in the consumer staples area, where the fund maintained an overweighted position. The stocks of pharmacy chain Walgreens, retailing giant Wal-Mart and beverage maker PepsiCo achieved modest gains, but they failed to keep pace with the market

4

averages. Likewise, in the industrials area, modestly positive results from shares of shipper United Parcel Service and diversified conglomerate General Electric prevented the sector from matching the S&P 500 Index’s overall return for the reporting period.

In keeping with our tax-managed, buy-and-hold investment approach, we made few changes to the fund’s portfolio during the reporting period.After media holding Viacom split into two separate companies, we sold the slower-growing collection of corporate assets known as CBS Corp.We also eliminated the fund’s positions in household goods provider Colgate Palmolive and media giant Time Warner.

What is the fund’s current strategy?

The long cycle of small-cap outperformance appears to have ended. A cooling housing market and more moderate employment gains suggest to us that investors are likely to remain relatively risk averse in a slower U.S. economy.At the same time, stocks of large, multinational companies remain undervalued compared to historical norms, and their dividend yields are relatively high.Accordingly, we believe that investors may continue to favor larger businesses with track records of consistent earnings, including many of the companies in which the fund invests.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co. pursuant to an agreement in effect until April 4, 2007. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class T shares of
Dreyfus Premier Tax Managed Growth Fund on 11/4/97 (inception date) to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. For comparative purposes, the value of the Index on 10/31/97 is used as the beginning value on 11/4/97. All dividends and capital gain distributions are reinvested. Performance for Class R shares will vary from the performance of Class A, Class B, Class C and Class T shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	11/4/97	7.06%	3.17%	4.05%
without sales charge	11/4/97	13.61%	4.40%	4.74%
Class B shares
with applicable redemption charge †	11/4/97	8.76%	3.29%	4.22%
without redemption	11/4/97	12.76%	3.64%	4.22%
Class C shares
with applicable redemption charge ††	11/4/97	11.80%	3.64%	3.96%
without redemption	11/4/97	12.80%	3.64%	3.96%
Class T shares
with applicable sales charge (4.5%)	11/4/97	8.24%	3.19%	3.94%
without sales charge	11/4/97	13.34%	4.15%	4.48%
Class R shares	5/14/04	13.94%	—	8.26%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Tax Managed Growth Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.62	$ 10.54	$ 10.54	$ 5.57	$ 7.93
Ending value (after expenses)	$1,084.10	$1,080.60	$1,080.10	$1,085.60	$1,083.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.41	$ 10.21	$ 10.21	$ 5.40	$ 7.68
Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,019.86	$1,017.59

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.06% for Class R and 1.51% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—99.3%	Shares	Value ($)

Banks—3.8%
Bank of America	81,896	4,411,738
SunTrust Banks	25,000	1,974,750
		6,386,488
Consumer Services—1.9%
McDonald’s	75,000	3,144,000
Diversified Financial Services—11.5%
American Express	50,000	2,890,500
Ameriprise Financial	15,000	772,500
Citigroup	159,833	8,017,223
JPMorgan Chase & Co.	90,000	4,269,600
Merrill Lynch & Co.	37,000	3,234,540
		19,184,363
Energy—16.2%
BP, ADR	36,000	2,415,600
Chevron	119,000	7,996,800
ConocoPhillips	67,000	4,036,080
Exxon Mobil	168,512	12,035,127
Total, ADR	10,000	681,400
		27,165,007
Food & Staples Retailing—6.4%
Wal-Mart Stores	83,000	4,090,240
Walgreen	153,000	6,683,040
		10,773,280
Food, Beverage & Tobacco—19.7%
Altria Group	129,000	10,491,570
Anheuser-Busch Cos.	45,000	2,133,900
Coca-Cola	175,000	8,176,000
Nestle, ADR	71,800	6,134,592
PepsiCo	95,000	6,026,800
		32,962,862

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Household & Personal Products—4.8%
Estee Lauder Cos., Cl. A	28,000	1,130,920
Procter & Gamble	110,000	6,972,900
		8,103,820
Industrial—9.1%
Emerson Electric	50,000	4,220,000
General Electric	312,000	10,954,320
		15,174,320
Insurance—.7%
American International Group	18,425	1,237,607
Materials—.4%
Praxair	10,000	602,500
Media—7.4%
McGraw-Hill Cos.	134,000	8,598,780
News Corp., Cl. A	161,000	3,356,850
Viacom, Cl. B	11,500 [a]	447,580
		12,403,210
Pharmaceuticals & Biotechnology—9.8%
Abbott Laboratories	70,000	3,325,700
Eli Lilly & Co.	46,000	2,576,460
Johnson & Johnson	100,000	6,740,000
Merck & Co.	18,000	817,560
Pfizer	112,000	2,984,800
		16,444,520
Retailing—.2%
Home Depot	11,000	410,630
Semiconductors & Equipment—3.3%
Intel	257,000	5,484,380

10

Common Stocks (continued)		Shares	Value ($)

Software & Services—2.5%
Microsoft		145,000	4,162,950
Transportation—1.6%
United Parcel Service, Cl. B		35,000	2,637,250

Total Investments (cost $124,154,967)		99.3%	166,277,187
Cash and Receivables (Net)		.7%	1,180,783
Net Assets		100.0%	167,457,970

ADR—American Depository Receipts
[a] Non-income producing security.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Food, Beverage & Tobacco	19.7	Food & Staples Retailing	6.4
Energy	16.2	Household & Personal Products	4.8
Diversified Financial Services	11.5	Banks	3.8
Pharmaceuticals & Biotechnology	9.8	Semiconductors & Equipment	3.3
Industrial	9.1	Other	7.3
Media	7.4		99.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments				124,154,967	166,277,187
Receivable for investment securities sold					1,637,308
Dividends receivable					86,388
Receivable for shares of Capital Stock subscribed					56,444
					168,057,327

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					223,095
Cash overdraft due to Custodian					99,915
Payable for shares of Capital Stock redeemed					275,135
Interest payable—Note 2					1,212
					599,357

Net Assets ($)					167,457,970

Composition of Net Assets ($):
Paid-in capital					149,109,454
Accumulated undistributed investment income—net					1,150,084
Accumulated net realized gain (loss) on investments					(24,923,788)
Accumulated net unrealized appreciation
(depreciation) on investments					42,122,220

Net Assets ($)					167,457,970

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	92,601,161	36,326,068	35,602,585	1,216.19	2,926,940
Shares Outstanding	5,022,239	2,067,422	2,031,349	65.686	161,329

Net Asset Value
Per Share ($)	18.44	17.57	17.53	18.52	18.14

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers (net of $25,594 foreign taxes withheld at source)	4,521,836
Affiliated issuers	9,450
Income from securities lending	6,838
Total Income	4,538,124
Expenses:
Management fee—Note 3(a)	2,001,275
Distribution and service plan fees—Note 3(b)	1,066,273
Interest expense—Note 2	15,535
Loan commitment fees—Note 2	1,951
Total Expenses	3,085,034
Less—reduction in management fee
due to undertaking—Note 3(a)	(127,112)
Net Expenses	2,957,922
Investment Income—Net	1,580,202

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,721,205
Net unrealized appreciation (depreciation) on investments	8,696,888
Net Realized and Unrealized Gain (Loss) on Investments	20,418,093
Net Increase in Net Assets Resulting from Operations	21,998,295

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	1,580,202	2,031,987
Net realized gain (loss) on investments	11,721,205	2,641,231
Net unrealized appreciation
(depreciation) on investments	8,696,888	14,641,550
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,998,295	19,314,768

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(797,828)	(1,156,603)
Class B shares	(339,491)	(250,408)
Class C shares	(265,125)	(203,832)
Class R shares	(9)	(14)
Class T shares	(28,024)	(38,935)
Total Dividends	(1,430,477)	(1,649,792)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	22,719,339	43,639,682
Class B shares	529,332	1,962,002
Class C shares	2,180,314	3,009,460
Class T shares	23,926	48,325
Dividends reinvested:
Class A shares	609,124	874,338
Class B shares	228,934	174,313
Class C shares	167,222	117,279
Class R shares	9	14
Class T shares	24,761	34,777
Cost of shares redeemed:
Class A shares	(46,585,565)	(38,557,432)
Class B shares	(26,957,022)	(53,345,543)
Class C shares	(12,544,820)	(16,392,698)
Class T shares	(1,350,694)	(1,183,504)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(60,955,140)	(59,618,987)
Total Increase (Decrease) in Net Assets	(40,387,322)	(41,954,011)

Net Assets ($):
Beginning of Period	207,845,292	249,799,303
End of Period	167,457,970	207,845,292
Undistributed investment income—net	1,150,084	1,000,359

14

	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,343,691	2,701,140
Shares issued for dividends reinvested	36,230	55,514
Shares redeemed	(2,751,282)	(2,375,710)
Net Increase (Decrease) in Shares Outstanding	(1,371,361)	380,944

Class B [a]
Shares sold	32,503	125,718
Shares issued for dividends reinvested	14,162	11,468
Shares redeemed	(1,666,627)	(3,434,764)
Net Increase (Decrease) in Shares Outstanding	(1,619,962)	(3,297,578)

Class C
Shares sold	133,949	193,094
Shares issued for dividends reinvested	10,380	7,731
Shares redeemed	(777,873)	(1,057,481)
Net Increase (Decrease) in Shares Outstanding	(633,544)	(856,656)

Class R
Shares issued for dividends reinvested	1	1

Class T
Shares sold	1,422	3,049
Shares issued for dividends reinvested	1,492	2,235
Shares redeemed	(80,804)	(74,643)
Net Increase (Decrease) in Shares Outstanding	(77,890)	(69,359)

a During the period ended October 31, 2006, 757,718 Class B shares representing $12,217,559 were automatically converted to 725,344 Class A shares and during the period ended October 31, 2005, 1,539,147 Class B shares representing $25,967,931 were automatically converted to 1,603,882 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.35	15.26	14.86	13.51	15.27
Investment Operations:
Investment income—net [a]	.21	.20	.12	.10	.07
Net realized and unrealized
gain (loss) on investments	2.00	1.08	.40	1.25	(1.83)
Total from Investment Operations	2.21	1.28	.52	1.35	(1.76)
Distributions:
Distributions from investment income—net	(.12)	(.19)	(.12)	—	—
Net asset value, end of period	18.44	16.35	15.26	14.86	13.51

Total Return (%) [b]	13.61	8.41	3.48	9.99	(11.53)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.29	1.36	1.35	1.35	1.35
Ratio of net investment income
to average net assets	1.20	1.22	.77	.74	.44
Portfolio Turnover Rate	—	1.06	.72	3.51	7.25

Net Assets, end of period ($ x 1,000)	92,601	104,506	91,759	80,401	68,183

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	15.68	14.60	14.22	13.03	14.83
Investment Operations:
Investment income (loss)—net [a]	.08	.09	.00[b]	.00[b]	(.05)
Net realized and unrealized
gain (loss) on investments	1.91	1.03	.38	1.19	(1.75)
Total from Investment Operations	1.99	1.12	.38	1.19	(1.80)
Distributions:
Dividends from investment income—net	(.10)	(.04)	(.00)[b]	—	—
Net asset value, end of period	17.57	15.68	14.60	14.22	13.03

Total Return (%) [c]	12.76	7.60	2.77	9.13	(12.14)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.04	2.11	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.47	.60	.02	.01	(.32)
Portfolio Turnover Rate	—	1.06	.72	3.51	7.25

Net Assets, end of period ($ x 1,000)	36,326	57,804	102,007	142,689	146,118

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	15.64	14.59	14.22	13.03	14.82
Investment Operations:
Investment income (loss)—net [a]	.07	.08	.00[b]	.00[b]	(.05)
Net realized and unrealized
gain (loss) on investments	1.92	1.03	.38	1.19	(1.74)
Total from Investment Operations	1.99	1.11	.38	1.19	(1.79)
Distributions:
Dividends from investment income—net	(.10)	(.06)	(.01)	—	—
Net asset value, end of period	17.53	15.64	14.59	14.22	13.03

Total Return (%) [c]	12.80	7.54	2.73	9.13	(12.08)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.04	2.11	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.44	.53	.02	.01	(.31)
Portfolio Turnover Rate	—	1.06	.72	3.51	7.25

Net Assets, end of period ($ x 1,000)	35,603	41,677	51,391	59,007	58,289

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

18

	Year Ended October 31,

Class R Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	16.38	15.28	15.56
Investment Operations:
Investment income—net [b]	.24	.25	.06
Net realized and unrealized
gain (loss) on investments	2.03	1.07	(.34)
Total from Investment Operations	2.27	1.32	(.28)
Distributions:
Dividends from investment income—net	(.13)	(.22)	—
Net asset value, end of period	18.52	16.38	15.28

Total Return (%)	13.94	8.73	(1.80)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	.51[c]
Ratio of net expenses to average net assets	1.04	1.10	.51[c]
Ratio of net investment income
to average net assets	1.41	1.48	.41[c]
Portfolio Turnover Rate	—	1.06	.72

Net Assets, end of period ($ x 1,000)	1	1	1

[a]	From May 14, 2004 (commencement of initial offering) to October 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	16.12	15.04	14.64	13.36	15.12
Investment Operations:
Investment income—net [a]	.16	.17	.08	.07	.03
Net realized and unrealized
gain (loss) on investments	1.98	1.05	.39	1.21	(1.79)
Total from Investment Operations	2.14	1.22	.47	1.28	(1.76)
Distributions:
Dividends from investment income—net	(.12)	(.14)	(.07)	—	—
Net asset value, end of period	18.14	16.12	15.04	14.64	13.36

Total Return (%) [b]	13.34	8.12	3.25	9.58	(11.64)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.61	1.60	1.60	1.60
Ratio of net expenses
to average net assets	1.54	1.61	1.60	1.60	1.60
Ratio of net investment income
to average net assets	.95	1.04	.52	.51	.18
Portfolio Turnover Rate	—	1.06	.72	3.51	7.25

Net Assets, end of period ($ x 1,000)	2,927	3,857	4,641	5,135	5,615

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

• By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

• With the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

• By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

• For Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

22

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

As of October 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held all of the Class R shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,150,084, accumulated capital losses $24,923,788 and unrealized appreciation $42,122,220.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $8,460,297 of the carryover expires in fiscal 2010, $8,603,573 expires in fiscal 2011 and $7,859,918 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were as follows: ordinary income $1,430,477 and $1,649,792, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31,2006,was approximately $295,600, with a related weighted average annualized interest rate of 5.26% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition,

26

Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. From February 7, 2006 through April 4, 2007, Sarofim & Co. has agreed to waive receipt of a portion of its sub-investment advisory fee in the amount of .10% of the funds average daily net assets.The sub-investment advisory fee is paid by Dreyfus out of the management fee Dreyfus receives from the fund. Dreyfus is, in turn, passing the waiver by Sarofim

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

& Co.onto the fund by waiving a portion of the management fee in that amount, .10% of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking by Sarofim & Co., amounted to $127,112 during the period ended October 31, 2006.

During the period ended October 31, 2006, the Distributor retained $6,407 and $92 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $128,818 and $5,158 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2006, Class A, Class B, Class C and Class T shares were charged $245,666, $327,915, $275,497 and $8,029, respectively, pursuant to their respective Plans. During the period ended October 31, 2006, Class B, Class C and Class T shares were charged $109,305, $91,832 and $8,029, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the

28

Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $155,693, Rule 12b-1 distribution plan fees $65,756 and service plan fees $15,800, which are offset against an expense reimbursement currently in effect in the amount of $14,154.

(c) The Company and Dreyfus have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $0 and $62,088,540, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $124,154,967; accordingly, accumulated net unrealized appreciation on investments was $42,122,220, consisting of $49,947,813 gross unrealized appreciation and $7,825,593 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,430,477 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26 and 27, 2006, the Board considered the re-approval, through its annual renewal date of April 4, 2007, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members were referred to information previously provided to them in a presentation from representatives of the Manager at the February 1 and 2, 2006 Board meeting (the “February Meeting”) regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the underlying facts.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the Board members also referenced information provided and discussions at the February Meeting regarding the relationships the Manager has with various intermediaries and the different needs of each, the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

32

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data,which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper.Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and total return performance.The Manager furnished these reports to the Board and also provided a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members noted that the fund’s expense ratio was higher than the Expense Group and Expense Universe medians. A representative of the Manager informed the Board members that the fund’s total expense ratio, as reported by Lipper, was as of October 31, 2005 and did not reflect the voluntary waiver by Sarofim & Co. of a portion of its sub-investment advisory fee (such fee paid by the Manager which, in turn, is waiving the same amount of the fund’s management fee paid by the fund) in the amount of .10% of the value of the fund’s average daily net assets which was put in place as of February 7, 2006 and continues until October 4, 2006.The waiver amount is approximately 33%

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

of the sub-investment advisory fee Sarofim & Co. would otherwise be paid under the Sub-Investment Advisory Agreement with the Manager. Representatives of the Manager, Sarofim & Co. and the Board members agreed that the voluntary waiver by Sarofim & Co. would be extended until April 4, 2007.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of total return performance among groups of funds (the “Performance Group” and the “Performance Universe”); the Performance Group was composed of the same funds included in the Expense Group and the Performance Universe was composed of all retail and institutional large-cap core funds.The Board noted that the fund’s total return performance was below the medians of the Performance Group and Performance Universe on a total return basis for the 1-, 2-, 3-, 4-, and 5-year time periods ended June 30, 2006.

Representatives of the Manager and Sarofim & Co. also presented the Board with the fund’s total return performance and the quartile, percentile and rank of the fund within its Lipper category (as provided by Lipper) for the three- and six-month periods ended June 30, 2006 and noted that the fund’s relative total return had improved to first and second quartile for those periods, respectively. In addition, a representative of the Manager provided the Board members with an in-depth analysis of the fund’s relative performance as compared to other mutual funds with similar risk, market capitalization and other characteristics as well as various indices, noting a significant improvement in the fund’s relative performance for the three- and six-month periods ended June 30, 2006.

The Board discussed with representatives of the Manager and Sarofim

& Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during the period when the fund underperformed the medians of the Lipper comparison groups. A representative of the Manager compared periods when the fund underperformed versus periods when the fund outperformed its Lipper category and comparison group averages, noting that high quality, mega-cap stocks had been

34

out of favor for a long period of time but recently appear to have come back into favor. The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality companies that are predominantly “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. A representative of Sarofim & Co. informed the Board members that Sarofim & Co. believes the valuations of fund portfolio holdings are relatively attractive and provided the aggregate fundamentals of the fund’s portfolio holdings as compared to the Standard and Poor’s 500 Composite Stock Price Index, including, among other things, price/earnings ratios, earnings growth and capital ratios.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co.or their respective affiliates with similar investment objectives, policies and strategies as the fund (collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the Manager’s or Sarofim & Co.’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Sarofim & Co. to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. Information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex had previously been provided to the Board.The methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s prof-

36

itability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver and expense reimbursement arrangements and its effect on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.

• The Board noted that the fund’s recent short-term performance had improved, but remained concerned with the fund’s longer-term per-formance.However,the Board understood that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high quality mega-cap companies, and that, in the long-term, such companies have been out of favor while, in the short-term, such companies have been in favor. While management assured the Board members that portfolio management had been consistent with the strategy description in fund materials and Sarofim & Co.’s stated investment style, the Board determined to continue to closely monitor performance.

• The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and the fee paid by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders and that the Management Agreement and Sub-Investment Advisory Agreement would be renewed through April 4, 2007.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

42

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

NOTES

For More	Information

Dreyfus Premier	Custodian

Tax Managed Growth Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Fayez Sarofim & Co.	Distributor

Two Houston Center
Dreyfus Service Corporation
Suite 2907
200 Park Avenue
Houston,TX 77010
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide,which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, CFA, Portfolio Manager

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced a total return of 16.13% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 16.33% return for the same period.2,3

We attribute the market’s performance to a shift in investor sentiment away from smaller, more economically sensitive businesses toward the larger, more well-established companies that comprise the S&P 500 Index. In addition, a growing global economy and improved corporate earnings helped support stock prices during much of the reporting period.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

What is the fund’s investment approach?

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

What other factors influenced the fund’s performance?

During the first half of the reporting period, U.S. economic growth generally remained strong, bolstered by healthy corporate earnings, low unemployment and subdued inflation.As a result, stock prices rose

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

moderately despite occasional concerns that rising short-term interest rates and higher energy prices might erode consumer confidence and reduce the rate of economic growth.

However, stock prices fell sharply in May after hawkish comments from members of the Federal Reserve Board caused investors to revise upward their expectations for short-term interest rates, sparking renewed concerns about the potential effects of higher borrowing costs and soaring energy prices on the economy. During this market downturn, large-cap stocks began to fare better than small-cap stocks as investors turned toward well-established businesses with track records of consistent earnings under a variety of economic conditions. Over the remainder of the reporting period, large-cap stocks continued to gain value as housing markets softened and employment gains moderated, marking the start of a new phase of the economic cycle and the apparent end to a long period of small-cap outperformance.

Banks and asset management firms within the financials sector ranked among the stronger contributors to the S&P 500 Index for the reporting period. Banks prospered due to the healthy economy and low loan default rates. In addition, credit card use accelerated when borrowing through home equity loans slowed in the wake of declining home values. Brokerage firms benefited from higher stock market trading volumes, increased mergers-and-acquisitions activity and strength in international businesses.

Consumer discretionary stocks also contributed positively to the S&P 500 Index’s performance. Media companies posted generally strong returns as they expanded content distribution through iPods and other third-generation wireless media. Telecommunications stocks began to rebound from earlier weakness after companies upgraded their networks to handle bandwidth-heavy services, such as television programming. In addition, several well-known fast-food restaurant and national coffee-house chains posted favorable gains. Among retailers, top performers included several high-end and specialty apparel firms.

4

Despite a recent decline in oil and gas prices, integrated energy producers, suppliers and drillers continued to benefit from a wave of mergers-and-acquisition activity and higher levels of demand from China, India and other emerging markets.

On the other hand, some Internet companies in the information technology area produced generally disappointing results due to increased competition, aggressive spending on the latest software needed to attract customers and expenses related to mergers-and-acquisitions activity. Finally, in the health care area, several medical products companies hindered the return of the S&P 500 Index, as these companies faced product recalls, difficulties with regulatory approvals and higher research and development costs.

What is the fund’s current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index by maintaining an asset allocation that closely approximates that of the S&P 500 Index. In our view, an investment in a broadly diversified index fund, such as Dreyfus BASIC S&P 500 Stock Index Fund, may help investors in their efforts to manage stock market risk by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect that may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Fund	16.13%	7.03%	8.40%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/96 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance and reflects the reinvestment of dividends daily. The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.04
Ending value (after expenses)	$1,060.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—98.5%	Shares	Value ($)

Consumer Discretionary—10.3%
Amazon.com	36,300 [a,b]	1,382,667
Apollo Group, Cl. A	16,200 [b]	598,752
AutoNation	17,700 [a,b]	354,885
AutoZone	6,100 [b]	683,200
Bed Bath & Beyond	32,600 [b]	1,313,454
Best Buy	47,050 [a]	2,599,513
Big Lots	12,600 [a,b]	265,608
Black & Decker	8,550	717,174
Brunswick	10,750	338,625
Carnival	51,500	2,514,230
CBS, Cl. B	90,300	2,613,282
Centex	13,728 [a]	717,974
Circuit City Stores	16,286	439,396
Clear Channel Communications	57,450	2,002,133
Coach	42,300 [b]	1,676,772
Comcast, Cl. A	242,096 [b]	9,846,044
D.R. Horton	31,500	738,045
Darden Restaurants	16,850	706,015
Dillard’s, Cl. A	7,000 [a]	211,190
Dollar General	36,046 [a]	505,725
Dow Jones & Co.	7,550 [a]	264,930
E.W. Scripps, Cl. A	9,600	474,816
Eastman Kodak	33,250 [a]	811,300
Family Dollar Stores	17,500	515,375
Federated Department Stores	62,860	2,760,183
Ford Motor	217,511 [a]	1,800,991
Fortune Brands	17,421	1,340,546
Gannett	27,350	1,617,479
Gap	62,250 [a]	1,308,495
General Motors	65,450 [a]	2,285,514
Genuine Parts	19,800	901,296
Goodyear Tire & Rubber	20,500 [a,b]	314,265
H & R Block	37,200	813,192
Harley-Davidson	30,350	2,082,920
Harman International Industries	7,500	767,625
Harrah’s Entertainment	21,494	1,597,649

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Hasbro	18,875	489,240
Hilton Hotels	44,650	1,291,278
Home Depot	238,700	8,910,671
International Game Technology	39,300	1,670,643
Interpublic Group of Cos.	51,000 [a,b]	556,410
J.C. Penney	25,950 [a]	1,952,219
Johnson Controls	22,656	1,847,370
Jones Apparel Group	13,000	434,200
KB Home	9,100 [a]	408,954
Kohl’s	37,900 [b]	2,675,740
Leggett & Platt	20,900	488,015
Lennar, Cl. A	16,000	759,680
Limited Brands	39,300	1,158,171
Liz Claiborne	11,900	501,823
Lowe’s Cos.	176,700	5,325,738
Marriott International, Cl. A	39,700	1,658,269
Mattel	43,750	990,063
McDonald’s	141,800	5,944,256
McGraw-Hill Cos.	40,700	2,611,719
Meredith	4,460 [a]	234,150
New York Times, Cl. A	16,686 [a]	403,301
Newell Rubbermaid	31,978	920,327
News, Cl. A	270,300	5,635,755
NIKE, Cl. B	22,150	2,035,142
Nordstrom	26,400 [a]	1,250,040
Office Depot	32,750 [b]	1,375,173
OfficeMax	8,614	409,854
Omnicom Group	19,850	2,013,782
Pulte Homes	24,492	759,007
RadioShack	15,652 [a]	279,232
Sears Holdings	9,641 [b]	1,682,065
Sherwin-Williams	13,000	769,990
Snap-On	6,750 [a]	317,452
Stanley Works	9,377	446,814
Staples	84,000	2,166,360
Starbucks	87,400 [b]	3,299,350

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Starwood Hotels & Resorts Worldwide	25,150	1,502,461
Target	99,350	5,879,533
Tiffany & Co.	16,000	571,520
Time Warner	470,400	9,412,704
TJX Cos.	51,950	1,503,953
Tribune	22,041 [a]	734,627
Univision Communications, Cl. A	29,050 [a,b]	1,018,493
VF	10,250	779,102
Viacom, Cl. B	82,100 [b]	3,195,332
Walt Disney	241,700	7,603,882
Wendy’s International	13,597	470,456
Whirlpool	9,081	789,411
Wyndham Worldwide	23,217 [b]	684,901
Yum! Brands	31,360	1,864,666
		149,564,554
Consumer Staples—9.3%
Alberto-Culver	9,016 [b]	458,103
Altria Group	242,100	19,689,993
Anheuser-Busch Cos.	88,900	4,215,638
Archer-Daniels-Midland	75,835 [a]	2,919,648
Avon Products	51,772	1,574,387
Brown-Forman, Cl. B	9,100	656,929
Campbell Soup	26,650	996,177
Clorox	17,450	1,126,572
Coca-Cola	235,700	11,011,904
Coca-Cola Enterprises	31,850	637,955
Colgate-Palmolive	59,700	3,819,009
ConAgra Foods	59,082	1,544,994
Constellation Brands, Cl. A	24,400 [b]	670,756
Costco Wholesale	54,100	2,887,858
CVS	95,036	2,982,230
Dean Foods	15,400 [b]	645,106
Estee Lauder Cos., Cl. A	14,900	601,811
General Mills	40,800	2,318,256
H.J. Heinz	38,350	1,616,836
Hershey	20,300 [a]	1,074,073

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Kellogg	28,950 [a]	1,456,474
Kimberly-Clark	53,000	3,525,560
Kroger	83,600	1,880,164
McCormick & Co.	15,200	568,480
Molson Coors Brewing, Cl. B	5,265 [a]	374,763
Pepsi Bottling Group	15,700	496,434
PepsiCo	190,720	12,099,277
Procter & Gamble	367,277	23,281,689
Reynolds American	19,800 [a]	1,250,568
Safeway	51,450	1,510,572
Sara Lee	87,900	1,503,090
SUPERVALU	24,433	816,062
SYSCO	71,508	2,501,350
Tyson Foods, Cl. A	29,100	420,495
UST	18,600	996,216
Wal-Mart Stores	284,500	14,020,160
Walgreen	116,600	5,093,088
Whole Foods Market	16,300	1,040,592
Wm. Wrigley Jr.	25,387 [a]	1,318,855
		135,602,124
Energy—9.4%
Anadarko Petroleum	53,150 [a]	2,467,223
Apache	38,126	2,490,390
Baker Hughes	38,070 [a]	2,628,733
BJ Services	34,600	1,043,536
Chesapeake Energy	43,800 [a]	1,420,872
Chevron	254,264	17,086,541
ConocoPhillips	190,581	11,480,599
Consol Energy	21,200	750,268
Devon Energy	51,000	3,408,840
El Paso	80,536	1,103,343
EOG Resources	28,100	1,869,493
Exxon Mobil	687,556	49,105,250
Halliburton	119,300	3,859,355
Hess	27,950 [a]	1,185,080
Kinder Morgan	12,400	1,303,240

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Marathon Oil	41,385	3,575,664
Murphy Oil	21,600	1,018,656
Nabors Industries	36,600 [b]	1,130,208
National Oilwell Varco	20,300 [b]	1,226,120
Noble	15,850	1,111,085
Occidental Petroleum	99,600	4,675,224
Rowan Cos.	12,760 [a]	425,929
Schlumberger	136,900	8,635,652
Smith International	23,200	915,936
Sunoco	15,036	994,331
Transocean	36,450 [b]	2,644,083
Valero Energy	70,900	3,710,197
Weatherford International	40,000 [b]	1,643,200
Williams Cos.	68,900	1,683,227
XTO Energy	42,266	1,972,132
		136,564,407
Financial—21.7%
ACE	37,600	2,152,600
Aflac	57,400	2,578,408
Allstate	72,850	4,470,076
Ambac Financial Group	12,300	1,026,927
American Express	140,500	8,122,305
American International Group	300,596	20,191,033
Ameriprise Financial	28,180	1,451,270
AmSouth Bancorp	39,650	1,198,223
AON	36,350	1,264,616
Apartment Investment & Management, Cl. A	11,300	647,716
Archstone-Smith Trust	24,800	1,493,208
Bank of America	523,484	28,200,083
Bank of New York	88,228	3,032,396
BB & T	62,100 [a]	2,702,592
Bear Stearns Cos.	13,898	2,103,462
Boston Properties	13,200	1,410,156
Capital One Financial	35,400	2,808,282
Charles Schwab	119,650	2,180,023
Chicago Mercantile Exchange Holdings	4,100	2,054,100
12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Chubb	47,500	2,524,625
Cincinnati Financial	20,037	914,689
CIT Group	23,000	1,197,150
Citigroup	571,826	28,682,792
Comerica	18,800	1,093,972
Commerce Bancorp/NJ	21,600 [a]	754,272
Compass Bancshares	15,000	843,900
Countrywide Financial	70,798	2,698,820
E*TRADE FINANCIAL	49,400 [b]	1,150,032
Equity Office Properties Trust	40,500	1,721,250
Equity Residential	33,650 [a]	1,837,627
Fannie Mae	111,950	6,634,157
Federated Investors, Cl. B	10,450	358,330
Fifth Third Bancorp	64,491	2,569,966
First Horizon National	14,300 [a]	562,276
Franklin Resources	19,300	2,199,428
Freddie Mac	79,950	5,515,750
Genworth Financial, Cl. A	52,600	1,758,944
Goldman Sachs Group	49,950	9,480,010
Hartford Financial Services Group	35,200	3,068,384
Huntington Bancshares/OH	27,476 [a]	670,689
Janus Capital Group	23,900	479,912
JPMorgan Chase & Co.	401,548	19,049,437
KeyCorp	46,650 [a]	1,732,581
Kimco Realty	25,000 [a]	1,110,750
Legg Mason	15,200	1,368,304
Lehman Brothers Holdings	62,100	4,833,864
Lincoln National	33,250	2,105,058
Loews	52,900	2,058,868
M & T Bank	9,000	1,096,290
Marsh & McLennan Cos.	63,700	1,875,328
Marshall & Ilsley	29,450	1,411,833
MBIA	15,600 [a]	967,512
Mellon Financial	47,600	1,846,880
Merrill Lynch & Co.	102,550	8,964,921
MetLife	87,800 [a]	5,016,014

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MGIC Investment	9,750 [a]	572,910
Moody’s	27,400	1,816,620
Morgan Stanley	123,960	9,474,263
National City	70,000	2,607,500
North Fork Bancorporation	55,025	1,572,615
Northern Trust	21,650	1,271,288
Plum Creek Timber	20,700 [a]	743,958
PNC Financial Services Group	34,050	2,384,522
Principal Financial Group	31,150	1,759,663
Progressive	89,300	2,158,381
ProLogis	28,300	1,790,541
Prudential Financial	56,050 [a]	4,311,927
Public Storage	14,000	1,255,940
Realogy	24,696 [b]	636,663
Regions Financial	52,586 [a]	1,995,639
Safeco	13,500 [a]	785,565
Simon Property Group	25,550 [a]	2,480,905
SLM	47,450	2,309,866
Sovereign Bancorp	41,435 [a]	988,639
St. Paul Travelers Cos.	79,927	4,086,668
State Street	38,300	2,460,009
SunTrust Banks	42,200	3,333,378
Synovus Financial	37,500	1,101,750
T. Rowe Price Group	30,300	1,433,493
Torchmark	11,416	704,139
U.S. Bancorp	205,557	6,956,049
UnumProvident	39,572 [a]	782,734
Vornado Realty Trust	14,100	1,681,425
Wachovia	221,457	12,290,864
Washington Mutual	111,444 [a]	4,714,081
Wells Fargo & Co.	389,460	14,133,503
XL Capital, Cl. A	20,900	1,474,495
Zions Bancorporation	12,350	992,940
		316,305,024

14

Common Stocks (continued)	Shares	Value ($)

Health Care—12.2%
Abbott Laboratories	176,750	8,397,392
Aetna	63,308	2,609,556
Allergan	17,450	2,015,475
AmerisourceBergen	23,300	1,099,760
Amgen	135,366 [b]	10,275,633
Applera—Applied Biosystems Group	21,100	787,030
Barr Pharmaceuticals	12,300 [b]	644,151
Bausch & Lomb	6,214 [a]	332,698
Baxter International	75,500	3,470,735
Becton, Dickinson & Co.	28,300	1,981,849
Biogen Idec	39,740 [b]	1,891,624
Biomet	28,275	1,069,926
Boston Scientific	136,203 [b]	2,166,990
Bristol-Myers Squibb	227,500	5,630,625
C.R. Bard	12,000 [a]	983,520
Cardinal Health	46,950	3,072,877
Caremark Rx	49,400	2,431,962
CIGNA	12,800	1,497,344
Coventry Health Care	18,400 [b]	863,880
Eli Lilly & Co.	113,750	6,371,137
Express Scripts	15,900 [b]	1,013,148
Fisher Scientific International	14,400 [b]	1,232,928
Forest Laboratories	36,800 [b]	1,800,991
Genzyme	30,250 [b]	2,042,177
Gilead Sciences	52,800 [b]	3,637,920
HCA	49,050 [a]	2,478,006
Health Management Associates, Cl. A	27,750	546,675
Hospira	18,145 [b]	659,571
Humana	19,050 [b]	1,143,000
IMS Health	23,300	648,905
Johnson & Johnson	338,296	22,801,150
King Pharmaceuticals	28,150 [b]	470,950
Laboratory Corp. of America Holdings	14,500 [b]	993,105
Manor Care	8,550 [a]	410,315

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
McKesson	34,604	1,733,314
Medco Health Solutions	33,969 [b]	1,817,342
MedImmune	27,650 [b]	885,906
Medtronic	132,900	6,469,572
Merck & Co.	251,650	11,429,943
Millipore	6,150 [b]	396,860
Mylan Laboratories	24,400	500,200
Patterson Cos.	16,100 [a,b]	528,885
PerkinElmer	14,482	309,336
Pfizer	843,340	22,475,011
Quest Diagnostics	18,700 [a]	930,138
Schering-Plough	171,300	3,792,582
St. Jude Medical	40,800 [b]	1,401,480
Stryker	34,300	1,793,547
Tenet Healthcare	54,550 [b]	385,123
Thermo Electron	18,200 [b]	780,234
UnitedHealth Group	155,800	7,599,924
Waters	11,800 [b]	587,640
Watson Pharmaceuticals	11,850 [b]	318,883
WellPoint	71,700 [b]	5,472,144
Wyeth	155,650	7,942,820
Zimmer Holdings	28,120 [b]	2,024,921
		177,048,810
Industrial—10.7%
3M	87,100	6,866,964
Allied Waste Industries	29,300 [a,b]	355,995
American Power Conversion	19,650	594,020
American Standard Cos.	20,150	892,444
Avery Dennison	10,892	687,721
Boeing	91,944	7,342,648
Burlington Northern Santa Fe	41,817	3,242,072
Caterpillar	75,800	4,601,818
Cintas	15,800	654,120
Cooper Industries, Cl. A	10,600	948,170
CSX	51,300	1,829,871
Cummins	6,047 [a]	767,848

16

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Danaher	27,400	1,966,498
Deere & Co.	26,700	2,272,971
Dover	23,500	1,116,250
Eaton	17,342	1,256,081
Emerson Electric	47,200	3,983,680
Equifax	14,650	557,139
FedEx	35,392	4,053,800
Fluor	10,139	795,202
General Dynamics	46,700	3,320,370
General Electric	1,194,050	41,923,095
Goodrich	14,400	634,896
Honeywell International	94,700	3,988,764
Illinois Tool Works	48,600 [a]	2,329,398
Ingersoll-Rand, Cl. A	37,200	1,365,612
ITT Industries	21,400	1,163,946
L-3 Communications Holdings	14,200	1,143,384
Lockheed Martin	41,150	3,577,170
Masco	46,018 [a]	1,272,398
Monster Worldwide	14,850 [b]	601,573
Navistar International	7,100 [b]	196,883
Norfolk Southern	47,900	2,518,103
Northrop Grumman	39,812	2,643,119
Paccar	28,861	1,708,860
Pall	14,453	461,051
Parker Hannifin	13,890	1,161,621
Pitney Bowes	25,656	1,198,392
R.R. Donnelley & Sons	25,000	846,500
Raytheon	51,900	2,592,405
Robert Half International	19,850	725,517
Rockwell Automation	20,300	1,258,600
Rockwell Collins	19,800	1,149,984
Ryder System	7,150	376,447
Southwest Airlines	90,893	1,366,122
Textron	14,650	1,332,124
Tyco International	232,982	6,856,660
Union Pacific	31,150	2,823,125

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
United Parcel Service, Cl. B	125,050	9,422,517
United Technologies	116,956	7,686,348
W.W. Grainger	8,700	633,186
Waste Management	62,542	2,344,074
		155,407,556
Information Technology—15.2%
ADC Telecommunications	13,550 [b]	193,900
Adobe Systems	67,000 [b]	2,562,750
Advanced Micro Devices	62,700 [b]	1,333,629
Affiliated Computer Services, Cl. A	13,700 [b]	732,676
Agilent Technologies	47,308 [b]	1,684,165
Altera	41,600 [b]	767,104
Analog Devices	40,800	1,298,256
Apple Computer	98,400 [b]	7,978,272
Applied Materials	160,650	2,793,703
Autodesk	26,800 [b]	984,900
Automatic Data Processing	64,250	3,176,520
Avaya	52,868 [b]	677,239
BMC Software	23,750 [b]	719,862
Broadcom, Cl. A	54,275 [b]	1,642,904
CA	47,449 [a]	1,174,837
Ciena	9,771 [b]	229,716
Cisco Systems	706,050 [b]	17,036,987
Citrix Systems	21,250 [b]	627,512
Computer Sciences	19,850 [b]	1,049,073
Compuware	43,050 [b]	346,122
Comverse Technology	23,350 [b]	508,330
Convergys	16,050 [b]	340,420
Corning	180,400 [b]	3,685,572
Dell	262,700 [b]	6,391,491
eBay	135,900 [b]	4,366,467
Electronic Arts	35,500 [b]	1,877,595
Electronic Data Systems	59,850	1,516,000
EMC/Massachusetts	265,800 [b]	3,256,050
First Data	88,472	2,145,446
Fiserv	20,150 [b]	995,410

18

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Freescale Semiconductor, Cl. B	46,913 [a,b]	1,845,088
Google, Cl. A	24,600 [b]	11,719,194
Hewlett-Packard	316,765	12,271,476
Intel	667,100	14,235,914
International Business Machines	176,000	16,250,080
Intuit	39,500 [b]	1,394,350
Jabil Circuit	21,400	614,394
JDS Uniphase	24,363 [b]	353,987
Juniper Networks	65,400 [b]	1,126,188
KLA-Tencor	23,000	1,130,910
Lexmark International, Cl. A	11,600 [a,b]	737,644
Linear Technology	34,800	1,082,976
LSI Logic	46,232 [b]	464,632
Lucent Technologies	518,371 [a,b]	1,259,642
Maxim Integrated Products	37,050	1,111,870
Micron Technology	84,450 [b]	1,220,303
Microsoft	998,950	28,679,854
Molex	16,325 [a]	569,743
Motorola	283,406	6,535,342
National Semiconductor	34,400	835,576
NCR	20,800 [b]	863,616
Network Appliance	43,050 [a,b]	1,571,325
Novell	39,200 [a,b]	235,200
Novellus Systems	14,250 [b]	394,013
NVIDIA	40,800 [b]	1,422,696
Oracle	466,550 [b]	8,617,179
Parametric Technology	12,940 [b]	252,848
Paychex	39,175	1,546,629
PMC-Sierra	24,150 [a,b]	160,115
QLogic	18,400 [b]	378,672
QUALCOMM	191,100	6,954,129
Sabre Holdings, Cl. A	15,226	387,045
SanDisk	22,700 [b]	1,091,870
Sanmina-SCI	61,650 [b]	243,518
Solectron	105,750 [b]	353,205
Sun Microsystems	405,900 [b]	2,204,037

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Symantec	114,366 [b]	2,269,021
Symbol Technologies	29,354	438,255
Tektronix	9,668	293,617
Tellabs	51,750 [b]	545,445
Teradyne	22,750 [b]	318,955
Texas Instruments	177,300	5,350,914
Unisys	39,800 [b]	260,292
VeriSign	28,400 [b]	587,312
Western Union	88,472 [b]	1,950,808
Xerox	113,098 [b]	1,922,666
Xilinx	39,300	1,002,543
Yahoo!	143,800 [b]	3,787,692
		220,935,688
Materials—2.9%
Air Products & Chemicals	25,450	1,773,102
Alcoa	100,238	2,897,881
Allegheny Technologies	11,633 [a]	915,866
Ashland	7,300	431,430
Ball	12,100 [a]	503,239
Bemis	12,100	406,802
Dow Chemical	110,913 [a]	4,524,141
E.I. du Pont de Nemours & Co.	106,594	4,882,005
Eastman Chemical	9,526	580,324
Ecolab	20,650 [a]	936,478
Freeport-McMoRan Copper & Gold, Cl. B	22,700 [a]	1,372,896
Hercules	13,150 [b]	239,330
International Flavors & Fragrances	9,100	386,568
International Paper	52,538	1,752,142
Louisiana-Pacific	12,200	241,316
MeadWestvaco	20,946	576,434
Monsanto	62,776	2,775,955
Newmont Mining	52,024	2,355,126
Nucor	35,700	2,085,237
Pactiv	15,950 [b]	491,898
Phelps Dodge	23,550	2,363,949
PPG Industries	19,121	1,307,876

20

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Praxair	37,300	2,247,325
Rohm & Haas	16,555	857,880
Sealed Air	9,381	558,357
Sigma-Aldrich	7,700	578,347
Temple-Inland	12,600	496,944
United States Steel	14,250	963,300
Vulcan Materials	11,150	908,502
Weyerhaeuser	28,500	1,812,315
		42,222,965
Telecommunication Services—3.4%
Alltel	44,850	2,390,953
AT & T	449,244	15,386,607
BellSouth	210,000	9,471,000
CenturyTel	13,500	543,240
Citizens Communications	37,100	543,886
Embarq	17,260	834,521
Qwest Communications International	185,074 [a,b]	1,597,189
Sprint Nextel	345,503	6,457,451
Verizon Communications	335,292	12,405,804
Windstream	54,800 [a]	751,856
		50,382,507
Utilities—3.4%
AES	76,500 [b]	1,682,235
Allegheny Energy	19,000 [b]	817,570
Ameren	23,850 [a]	1,290,285
American Electric Power	45,590	1,888,794
CenterPoint Energy	36,044 [a]	557,961
CMS Energy	25,650 [b]	381,928
Consolidated Edison	28,500 [a]	1,377,975
Constellation Energy Group	20,750	1,294,800
Dominion Resources/VA	40,834	3,307,146
DTE Energy	20,600 [a]	935,858
Duke Energy	144,880	4,584,003
Dynegy, Cl. A	43,750 [b]	266,000
Edison International	37,700	1,675,388
Entergy	24,050	2,064,211

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Exelon	77,474	4,801,839
FirstEnergy	38,131	2,244,009
FPL Group	46,800 [a]	2,386,800
KeySpan	20,200	819,716
Nicor	5,150 [a]	236,694
NiSource	31,550	734,168
Peoples Energy	4,420 [a]	193,110
PG & E	40,300	1,738,542
Pinnacle West Capital	11,500 [a]	549,815
PPL	44,100	1,522,332
Progress Energy	29,324 [a]	1,348,904
Public Service Enterprise Group	29,150	1,779,607
Sempra Energy	30,242	1,604,036
Southern	85,850	3,124,940
TECO Energy	24,200 [a]	399,058
TXU	53,340	3,367,354
Xcel Energy	46,980 [a]	1,036,849
		50,011,927
Total Common Stocks
(cost $1,019,216,849)		1,434,045,562

	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)

U.S. Treasury Bills;
4.91%, 11/16/06
(cost $2,503,867)	2,509,000 [c]	2,503,731

Other Investment—1.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $23,330,000)	23,330,000 [d]	23,330,000

22

Investment of Cash Collateral
for Securities Loaned—4.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $64,195,888)		64,195,888 [d]	64,195,888

Total Investments (cost $1,109,246,604)		104.7%	1,524,075,181

Liabilities, Less Cash and Receivables		(4.7%)	(68,588,198)

Net Assets		100.0%	1,455,486,983

[a]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $65,468,741 and the total market value of the collateral held by the fund is $67,696,612, consisting of
	cash collateral of $64,195,888 and U.S. Government and agency securities value at $3,500,724.
[b]	Non-income producing security.
[c]	All or partially held by a broker as collateral for open financial futures positions.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.7	Short-Term/Money
Information Technology	15.2	Market Investments	6.2
Health Care	12.2	Telecommunication Services	3.4
Industrial	10.7	Utilities	3.4
Consumer Discretionary	10.3	Materials	2.9
Energy	9.4	Futures	.0
Consumer Staples	9.3		104.7

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Long
Standard & Poor’s 500	70	24,206,000	December 2006	470,850

See notes to financial statements.
24

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $65,468,741)—Note 1(b):
Unaffiliated issuers	1,021,720,716	1,436,549,293
Affiliated issuers	87,525,888	87,525,888
Cash		656,715
Dividends and interest receivable		1,315,500
Receivable for shares of Capital Stock subscribed		162,734
		1,526,210,130

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		244,918
Liability for securities on loan—Note 1(b)		64,195,888
Payable for shares of Capital Stock redeemed		6,278,885
Payable for future variation margin—Note 4		3,456
		70,723,147

Net Assets ($)		1,455,486,983

Composition of Net Assets ($):
Paid-in capital		1,129,216,065
Accumulated undistributed investment income—net		7,548,694
Accumulated net realized gain (loss) on investments		(96,577,204)
Accumulated net unrealized appreciation
(depreciation) on investments (including $470,850
net unrealized appreciation on financial futures)		415,299,428

Net Assets ($)		1,455,486,983

Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		50,654,994
Net Asset Value, offering and redemption price per share ($)		28.73

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	27,793,539
Affiliated issuers	756,020
Interest	489,896
Income from securities lending	91,201
Total Income	29,130,656
Expenses:
Management fee—Note 3(a)	2,949,299
Loan commitment fees—Note 2	15,941
Total Expenses	2,965,240
Investment Income—Net	26,165,416

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	118,979,703
Net realized gain (loss) on financial futures	1,002,449
Net Realized Gain (Loss)	119,982,152
Net unrealized appreciation (depreciation) on investments
(including $668,025 net unrealized appreciation on financial futures)	67,468,660
Net Realized and Unrealized Gain (Loss) on Investments	187,450,812
Net Increase in Net Assets Resulting from Operations	213,616,228

See notes to financial statements.
26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	26,165,416	27,152,023
Net realized gain (loss) on investments	119,982,152	9,031,914
Net unrealized appreciation
(depreciation) on investments	67,468,660	77,444,615
Net Increase (Decrease) in Net Assets
Resulting from Operations	213,616,228	113,628,552

Dividends to Shareholders From ($):
Investment income—net	(25,690,689)	(27,305,892)

Capital Stock Transactions ($):
Net proceeds from shares sold	293,848,249	319,943,756
Dividends reinvested	21,961,363	23,983,750
Cost of shares redeemed	(481,651,128)	(335,170,264)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(165,841,516)	8,757,242
Total Increase (Decrease) in Net Assets	22,084,023	95,079,902

Net Assets ($):
Beginning of Period	1,433,402,960	1,338,323,058
End of Period	1,455,486,983	1,433,402,960
Undistributed investment income—net	7,548,694	7,250,110

Capital Share Transactions (Shares):
Shares sold	10,975,257	12,842,189
Shares issued for dividends reinvested	835,531	963,701
Shares redeemed	(18,070,912)	(13,457,162)
Net Increase (Decrease) in Shares Outstanding	(6,260,124)	348,728

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	25.18	23.66	21.99	18.51	22.16
Investment Operations:
Investment income—net [a]	.47	.48	.35	.31	.29
Net realized and unrealized
gain (loss) on investments	3.54	1.52	1.65	3.45	(3.64)
Total from Investment Operations	4.01	2.00	2.00	3.76	(3.35)
Distributions:
Dividends from investment
income—net	(.46)	(.48)	(.33)	(.28)	(.30)
Net asset value, end of period	28.73	25.18	23.66	21.99	18.51

Total Return (%)	16.13	8.48	9.19	20.56	(15.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.77	1.91	1.51	1.59	1.35
Portfolio Turnover Rate	5.12	9.01	4.21	8.01	4.72

Net Assets, end of period
($ x 1,000)	1,455,487	1,433,403	1,338,323	1,331,547	1,114,140

[a] Based on average shares outstanding at each month end. See notes to financial statements.
28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities

30

loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this statement will have a material impact on the financial statement of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,478,241, accumulated capital losses $67,588,647 and unrealized appreciation $386,381,324.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $22,218,197 of the carryover expires in fiscal 2011 and $45,370,450 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $25,690,689 and $27,305,892, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $176,143 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to

32

the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the facility.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-per-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

son joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The component of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $244,918.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2006, amounted to $73,799,602 and $242,469,992, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.

34

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006, are set forth in the Statement of Financial Futures.

At October 31, 2006, the cost of investments for federal income tax purposes was $1,137,693,857; accordingly, accumulated net unrealized appreciation on investments was $386,381,324, consisting of $501,112,145 gross unrealized appreciation and $114,730,821 gross unrealized depreciation.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006
36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,525,375 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
38

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

40

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More	Information

Dreyfus BASIC	Transfer Agent &
S&P 500 Stock Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered
Public Accounting Firm
20	Important Tax Information
21	Board Members Information
23	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Reserves, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the 12-month period ended October 31, 2006, the fund’s Investor shares produced a yield of 3.89%, and its Class R shares produced a yield of 4.09% . Taking into account the effects of compounding, the effective yields for the fund’s Investor shares and Class R shares were 3.96% and 4.17%, respectively.1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

In May, surging energy prices and hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S. Treasury security prices. In addition, although a lower-than-expected number of jobs was created during the month, the unemployment rate

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fell to 4.6%, stoking concerns that wage inflation might accelerate. Hence, concerned investors revised upward their inflation and interest-rate expectations, and they widely expected the Fed’s rate hike to 5% in May. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for subsequent action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy.

Investors’ economic concerns intensified when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The softening of the housing market became more pronounced in September, and the Fed again decided to leave overnight interest rates unchanged.While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel and weaker-than-expected job gains helped to put a lid on two of the main drivers of the market’s inflation fears.At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation were to remain above the Fed’s comfort zone.The Fed’s inflation-related concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

4

Throughout the reporting period, we have maintained the fund’s weighted average maturity in a range we consider shorter than industry averages.With yield differences along the U.S.Treasury money market yield curve near historically narrow levels, it has made little sense to us to establish a longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted.As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.57	$ 2.55
Ending value (after expenses)	$1,021.80	$1,022.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.57	$ 2.55
Ending value (after expenses)	$1,021.68	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor shares and .50% for Class R shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
		Annualized
		Yield on
		Date of	Principal
U.S. Treasuy Bill—36.3%		Purchase (%)	Amount ($)	Value ($)

3/15/07
(cost $40,215,880)		5.02	40,963,000	40,215,880

Repurchase Agreements—63.8%

Citigroup Global Markets Holdings Inc.
dated 10/31/06, due 11/1/06 in the
amount of $25,003,590 (fully collateralized
by $62,260,273 U.S. Treasury Strips,
due 2/15/11-2/15/31, value
$25,500,000)		5.17	25,000,000	25,000,000
Goldman, Sachs & Co.
dated 10/31/06, due 11/1/06 in the
amount of $20,602,918 (fully collateralized
by $15,858,000 U.S. Treasury Bonds,
7.875%, due 2/15/21, value
$21,012,922)		5.10	20,600,000	20,600,000
Greenwich Capital Markets
dated 10/31/06, due 11/1/06 in the
amount of $25,003,660 (fully collateralized
by $18,605,000 U.S. Treasury Bonds,
8.75%, due 5/15/17, value $25,505,287)		5.27	25,000,000	25,000,000
Total Repurchase Agreements
(cost $70,600,000)				70,600,000

Total Investments (cost $110,815,880)			100.1%	110,815,880

Liabilities, Less Cash and Receivables			(.1%)	(84,206)

Net Assets			100.0%	110,731,674

Portfolio Summary	(Unaudited) †

	Value (%)			Value (%)

Repurchase Agreements	63.8	U.S. Treasury Bills		36.3
				100.1

† Based on net assets.

See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $70,600,000)—Note 1(b)	110,815,880	110,815,880
Cash		387,032
Interest receivable		10,169
		111,213,081

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		53,259
Dividend payable		427,915
Payable for shares of Capital Stock redeemed		233
		481,407

Net Assets ($)		110,731,674

Composition of Net Assets ($):
Paid-in capital		110,731,674

Net Assets ($)		110,731,674

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	93,091,321	17,640,353
Shares Outstanding	93,091,272	17,640,402

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.
8

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	5,509,432
Expenses:
Management fee—Note 3(a)	601,513
Distribution fees (Investor Shares)—Note 3(b)	193,887
Total Expenses	795,400
Investment Income—Net, representing net increase
in net assets resulting from operations	4,714,032

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net, representing net increase
in net assets resulting from operations	4,714,032	3,165,305

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(3,767,909)	(1,655,181)
Class R shares	(946,123)	(1,510,955)
Total Dividends	(4,714,032)	(3,166,136)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	123,958,514	108,205,329
Class R shares	109,914,582	186,629,429
Dividends reinvested:
Investor shares	3,673,996	1,604,330
Class R shares	491,138	252,322
Cost of shares redeemed:
Investor shares	(128,514,091)	(92,879,596)
Class R shares	(118,008,459)	(244,549,321)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,484,320)	(40,737,507)
Total Increase (Decrease) in Net Assets	(8,484,320)	(40,738,338)

Net Assets ($):
Beginning of Period	119,215,994	159,954,332
End of Period	110,731,674	119,215,994

See notes to financial statements.
10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.039	.020	.004	.005	.012
Distributions:
Dividends from investment income—net	(.039)	(.020)	(.004)	(.005)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.96	2.03	.42	.51	1.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	3.89	2.01	.42	.51	1.20

Net Assets, end of period ($ x 1,000)	93,091	93,973	77,043	91,987	89,950

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.041	.022	.006	.007	.014
Distributions:
Dividends from investment income—net	(.041)	(.022)	(.006)	(.007)	(.014)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.17	2.23	.62	.72	1.43

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	4.05	2.10	.63	.72	1.43

Net Assets, end of period ($ x 1,000)	17,640	25,243	82,911	60,297	65,847

See notes to financial statements.
12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use

14

the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were all ordinary income.

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In

16

addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2006, Investor shares were charged $193,887 pursuant to the Plan.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $37,638 and Rule 12b-1 distribution plan fees $15,621.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Reserves (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and broker.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 19

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

20

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189 ———————

James M. Fitzgibbons (72) Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J. Tomlinson Fort (78) Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60) Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
The Fund 21

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M. Watson (57) Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60) Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

22

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 23

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

24

For More	Information

Dreyfus	Transfer Agent &
U.S. Treasury Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
36	Notes to Financial Statements
49	Report of Independent Registered
Public Accounting Firm
50	Important Tax Information
51	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
56	Board Members Information
58	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Balanced Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Balanced Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide,which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by ongoing strength in the corporate bond market and upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment. This pattern is consistent with previous midcycle slow-downs.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John Jares and Catherine Powers, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced total returns of 11.72% for Class A shares, 10.93% for Class B shares, 10.81% for Class C shares,11.93% for Class R shares and 11.38% for Class T shares.1 In comparison, the fund’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S.Aggregate Index (“Lehman Aggregate Index”),provided a total return of 11.87% for the same period. Separately,the S&P 500 Index and the Lehman Aggregate Index provided total returns of 16.33% and 5.19%, respectively, for the same period.2

Strong economic growth fueled higher corporate earnings, enabling stocks to gain value during the reporting period. Meanwhile, bonds benefited from waning inflation concerns and stabilizing interest rates. Relatively strong results from the fund’s stock and bond portfolios enabled it to produce returns that were roughly in line with or slightly below that of its blended benchmark, which is not subject to fund fees and expenses.

On a separate note, on August 1, 2006, John Jares became the primary portfolio manager of the fund’s equity portion.

What is the fund’s investment approach?

Effective August 1, 2006, the fund seeks total return (consisting of capital appreciation and income).

The fund is a balanced fund, with an allocation under normal circumstances of approximately 60% stocks and 40% bonds, corresponding to the fund’s benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

Effective August 1, 2006, in choosing stocks, we use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. We use a consistent, bottom-up approach that emphasizes individual stock selection to build the equity portion of the fund’s portfolio. We go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether companies meet their investment criteria.

In choosing bonds, we review economic, market and other factors, leading to valuations by sector, maturity and quality. The fund invests primarily in U.S.government securities,corporate bonds,mortgage-backed securities and asset-backed securities for its fixed-income portfolio.The average effective maturity of the fund’s fixed-income portfolio normally will not exceed 10 years.

What other factors influenced the fund’s performance?

Over the first eight months of the reporting period, robust economic growth, rising short-term interest rates and surging energy prices rekindled investors’ inflation concerns.As a result, bonds produced lackluster returns and equity investors became increasingly risk-averse, favoring value-oriented stocks that tend to do well in slower-growth economic environments. These conditions particularly undermined results from the fund’s stock portfolio, with weakness especially apparent in the technology, health care, consumer discretionary and energy sectors.

Stock market conditions changed for the better over the summer and early fall, when energy prices fell sharply and the Federal Reserve Board (the “Fed”) refrained from further interest rate increases. As a result, investor sentiment turned in favor of growth stocks during the final three months of the reporting period. We emphasized companies that we believed offered the potential to exceed expected earnings and growth rates.Top performers over the final three months of the reporting period included software developers Microsoft and Adobe Systems, which were positioned to benefit from major new product cycles, and discount broker Charles Schwab, which achieved higher fee and service revenues.

4

The Fed’s decision to hold interest rates steady also sparked a rally in the bond market, more than offsetting earlier weakness.The fund’s relatively long average duration, which we established in early summer, helped the fund participate more fully in the market rally. Moreover, the fund benefited from modest positions in high yield and emerging market bonds. Our security selection strategy among investment-grade corporate bonds proved to be particularly successful, as we avoided issuers engaged in leveraged buyouts and other activities we considered unfriendly to bondholders.

What is the fund’s current strategy?

As of the end of the reporting period, we have strived to add value by selecting individual securities for the fund’s stock portfolio that we believe offer the potential for greater growth than predicted by Wall Street analysts.We have found a number of opportunities in the technology and consumer staples sectors, but fewer in the industrials and consumer discretionary areas. In the fund’s bond portfolio, we have continued to position the fund for stable short-term interest rates, and we have maintained a relatively defensive posture in corporate bonds due to high ongoing levels of event risk.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through April
4, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class A shares, Class B shares, Class C shares and Class R shares with the Standard & Poor’s 500 Composite Stock Price Index, the Lehman Brothers U.S. Aggregate Index and the Hybrid Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus Premier Balanced Fund on 10/31/96 to a $10,000 investment made on that date in each of the following: the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index); the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”); and an unmanaged hybrid index composed of 60% S&P 500 Index and 40% Lehman Index (the “Hybrid Index”). All dividends and capital gain distributions are reinvested.The Hybrid Index is calculated on a year-to-year basis. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.

Effective July 1, 2006, the fund changed its non-fundamental investment objective from seeking to outperform a hybrid index to seeking total return.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. All indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		5.28%	2.45%	4.74%
without sales charge		11.72%	3.67%	5.37%
Class B shares
with applicable redemption charge †		6.93%	2.54%	4.90%
without redemption		10.93%	2.90%	4.90%
Class C shares
with applicable redemption charge ††		9.81%	2.88%	4.59%
without redemption		10.81%	2.88%	4.59%
Class R shares		11.93%	3.91%	5.63%
Class T shares
with applicable sales charge (4.5%)	8/16/99	6.38%	2.44%	—	(0.47)%
without sales charge	8/16/99	11.38%	3.40%	—	0.17%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the purchase date.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Balanced Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.69	$ 9.56	$ 9.55	$ 4.40	$ 6.98
Ending value (after expenses)	$1,053.20	$1,049.70	$1,048.80	$1,054.00	$1,051.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.60	$ 9.40	$ 9.40	$ 4.33	$ 6.87
Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,020.92	$1,018.40

  Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class B, 1.85% for Class C, .85% for Class R and 1.35% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—64.5%	Shares		Value ($)

Consumer Discretionary—5.3%
AutoZone	6,676	[a]	747,712
Best Buy	18,706		1,033,506
Comcast, Cl. A (Special)	25,549	[a]	1,034,224
Federated Department Stores	32,807		1,440,555
Harman International Industries	3,484		356,587
Marriott International, Cl. A	7,989		333,701
Tiffany & Co.	33,844		1,208,908
Walt Disney	28,162		885,977
			7,041,170
Consumer Staples—10.8%
Altria Group	14,661		1,192,379
Avon Products	47,333		1,439,396
Cadbury Schweppes, ADR	21,710		881,209
Colgate-Palmolive	26,807		1,714,844
Dean Foods	21,678	[a]	908,091
PepsiCo	20,323		1,289,291
Procter & Gamble	27,200		1,724,208
Safeway	30,435		893,572
SYSCO	14,903		521,307
Unilever (NY Shares)	17,644		426,985
Wal-Mart Stores	31,422		1,548,476
Walgreen	42,216		1,843,995
			14,383,753
Energy—3.0%
Chevron	10,075		677,040
Exxon Mobil	30,581		2,184,095
Schlumberger	17,397		1,097,403
			3,958,538
Exchange Traded Funds—3.1%
iShares Russell 1000 Growth Index Fund	25,229		1,362,618
NASDAQ-100 Index Trust Series 1	32,226	[b]	1,372,183
Standard & Poor’s Depository Receipts (Tr. Ser. 1)	9,864		1,359,161
			4,093,962
Financial—7.0%
Allstate	18,484		1,134,178
American International Group	9,891		664,378
Assurant	12,227		643,874

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Charles Schwab	89,227	1,625,716
Chicago Mercantile Exchange Holdings	895	448,395
Goldman Sachs Group	6,353	1,205,736
JPMorgan Chase & Co.	27,968	1,326,802
Morgan Stanley	12,520	956,904
SLM	5,738	279,326
State Street	9,678	621,618
TD Ameritrade Holding	25,162	414,418
		9,321,345
Health Care—8.8%
Allergan	7,694	888,657
Amgen	14,963 [a]	1,135,841
Beckman Coulter	8,517	490,324
Bristol-Myers Squibb	17,581	435,130
Genzyme	6,774 [a]	457,313
Johnson & Johnson	26,877	1,811,510
Medco Health Solutions	9,743 [a]	521,250
MedImmune	29,279 [a]	938,099
Pfizer	43,762	1,166,257
Schering-Plough	53,274	1,179,486
Thermo Electron	6,564 [a]	281,399
Wyeth	19,634	1,001,923
Zimmer Holdings	18,294 [a]	1,317,351
		11,624,540
Industrial—4.2%
AMR	18,678 [a]	529,335
Continental Airlines, Cl. B	17,033 [a]	628,177
Empresa Brasileira de Aeronautica, ADR	12,871	535,820
General Electric	78,504	2,756,275
US Airways Group	7,258 [a]	361,884
Waste Management	20,639	773,550
		5,585,041
Information Technology—21.5%
Accenture, Cl. A	22,353	735,637
Adobe Systems	48,684 [a]	1,862,163

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Agilent Technologies	12,097 [a]	430,653
Apple Computer	20,956 [a]	1,699,112
ASML Holding (NY Shares)	48,299 [a]	1,103,149
Autodesk	21,783 [a]	800,525
Automatic Data Processing	15,000	741,600
Broadcom, Cl. A	37,202 [a]	1,126,105
Cisco Systems	104,147 [a]	2,513,067
Cognos	14,419 [a]	526,005
Diebold	26,032	1,137,078
Electronic Arts	25,245 [a]	1,335,208
EMC/Massachusetts	38,384 [a]	470,204
Freescale Semiconductor, Cl. B	13,549 [a]	532,882
Google, Cl. A	4,227 [a]	2,013,700
Hewlett-Packard	46,840	1,814,582
KLA-Tencor	9,719	477,883
Linear Technology	19,934	620,346
Microsoft	129,565	3,719,811
Motorola	27,158	626,263
Nokia, ADR	34,642	688,683
Oracle	56,842 [a]	1,049,872
QUALCOMM	7,981	290,429
Seagate Technology	32,533	734,595
Sun Microsystems	85,592 [a]	464,765
Texas Instruments	16,251	490,455
Yahoo!	17,517 [a]	461,398
		28,466,170
Materials—.8%
E.I. du Pont de Nemours & Co.	15,000	687,000
Nucor	5,937	346,780
		1,033,780
Telecommunication Services—.0%
AT & T	3	103
Total Common Stocks
(cost $77,639,418)		85,508,402

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes—33.8%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.2%
L-3 Communications,
Sr. Sub. Notes, Ser. B	6.38	10/15/15	30,000	29,700
L-3 Communications,
Gtd. Notes	7.63	6/15/12	120,000	125,250
Northrop Grumman,
Gtd. Notes	7.13	2/15/11	75,000	80,387
Raytheon,
Sr. Notes	5.50	11/15/12	65,000	65,757
				301,094
Agricultural—.3%
Phillip Morris,
Debs.	7.75	1/15/27	270,000	332,169
Asset-Backed Ctfs./
Auto Receivables—1.2%
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	195,000	193,218
WFS Financial Owner Trust,
Ser. 2003-3, Cl. A4	3.25	5/20/11	1,259,027	1,245,430
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	105,000	103,941
				1,542,589
Asset-Backed Ctfs./
Home Equity Loans—.4%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	175,000 [c]	173,318
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	225,000 [c]	224,993
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	70,000 [c]	70,000
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M3	5.83	5/25/35	75,000 [c]	74,361
				542,672
Asset-Backed Ctfs./
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	119,329	123,530
Automobile Manufacturers—.1%
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	50,000	48,856

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automobile Manufacturers (continued)
DaimlerChrysler N.A. Holding,
Gtd. Notes	8.50	1/18/31	60,000	72,304
				121,160
Automotive, Trucks & Parts—.0%
Johnson Controls,
Sr. Notes	5.25	1/15/11	30,000	29,836
Banks—1.9%
Barclays Bank,
Notes	5.93	12/15/49	110,000 [c,d]	111,268
Chevy Chase Bank, F.S.B.,
Sub. Notes	6.88	12/1/13	105,000	106,050
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	200,000 [c,d]	192,457
Colonial Bank N.A./Montgomery, AL
Sub. Notes	8.00	3/15/09	40,000	41,828
Glitnir Banki,
Sub. Notes	6.69	6/15/16	115,000 [c,d]	118,802
Landsbanki Islands,
Notes	6.10	8/25/11	120,000 [d]	122,524
Northern Rock,
Sub. Notes	5.60	4/29/49	190,000 [c,d]	185,094
Rabobank Capital Funding II,
Bonds	5.26	12/29/49	490,000 [c,d]	481,909
Resona Bank,
Notes	5.85	9/29/49	130,000 [c,d]	127,569
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	140,000 [d]	137,389
Sumitomo Mitsui Banking,
Notes	5.63	7/29/49	100,000 [c,d]	98,018
SunTrust Preferred Capital I,
Notes	5.85	12/15/49	105,000 [c]	105,961
USB Capital IX,
Gtd. Notes	6.19	4/15/49	110,000 [c]	112,420
Washington Mutual,
Sub. Notes	4.63	4/1/14	355,000	333,043
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	95,000	100,068
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	140,000	143,831
				2,518,231

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals—.2%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	45,000	47,925
Lubrizol,
Sr. Notes	4.63	10/1/09	145,000	142,443
Lubrizol,
Sr. Notes	5.50	10/1/14	40,000 [b]	39,239
				229,607
Commercial &
Professional Services—.2%
ERAC USA Finance,
Bonds	5.60	5/1/15	90,000 [d]	89,403
ERAC USA Finance,
Notes	7.95	12/15/09	50,000 [d]	53,653
R.R. Donnelley & Sons,
Notes	4.95	4/1/14	200,000	180,372
				323,428
Commercial Mortgage
Pass-Through Ctfs.—1.6%
Banc of America Commercial
Mortgage, Ser. 2005-2, Cl. A2	4.25	7/10/43	250,000	246,952
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13,
Cl. A3	5.52	9/11/41	50,000	50,745
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-T24,
Cl. AB	5.53	10/12/41	100,000 [c]	101,563
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.87	9/11/38	100,000 [c]	102,905
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	275,000 [d]	287,129
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	70,000 [d]	69,796
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	90,000 [d]	90,926
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	35,000 [d]	35,123
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	200,000	200,304

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP7, Cl. ASB	6.07	4/15/45	95,000 [c]	98,708
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2	4.96	7/12/38	145,000	144,301
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.40	11/12/37	45,000 [c]	45,247
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	150,000	149,795
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	30,000 [d]	30,082
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	433,934 [d]	420,228
				2,073,804
Diversified Financial Services—3.0%
American Express,
Sub. Debs.	6.80	9/1/66	45,000 [c]	47,938
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	100,000 [b,c]	108,930
Amvescap,
Gtd. Notes	5.38	2/27/13	180,000	178,064
Bear Stearns,
Sr. Unscd. Notes	5.50	8/15/11	110,000 [b]	111,421
Boeing Capital,
Sr. Notes	7.38	9/27/10	160,000	172,613
BTM (Curacao) Holdings,
Bank Gtd. Notes	4.76	7/21/15	225,000 [c,d]	220,836
CIT Group Funding of Canada,
Gtd. Notes	5.60	11/2/11	75,000	75,899
CIT Group,
Sr. Notes	4.75	8/15/08	135,000	134,000
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	80,000 [b]	75,787
Credit Suisse USA,
Sr. Unsub. Notes	5.50	8/16/11	170,000 [b]	172,299
Fuji JGB Investment,
Bonds	9.87	12/29/49	115,000 [c,d]	122,898
Glencore Funding,
Gtd. Notes	6.00	4/15/14	225,000 [d]	218,880

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
Goldman Sachs Group,
Notes	4.50	6/15/10	140,000	137,114
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	410,000 [c]	413,068
HSBC Finance,
Notes	5.50	1/19/16	115,000 [b]	115,767
International Lease Finance,
Notes	4.75	1/13/12	205,000	199,875
Jefferies Group,
Sr. Notes	5.50	3/15/16	210,000	205,796
John Deere Capital,
Sr. Notes, Ser. D	4.40	7/15/09	90,000	88,443
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	260,000 [b]	255,797
Kaupthing Bank,
Notes	7.13	5/19/16	100,000 [d]	106,711
Lehman Brothers Holdings,
Notes	5.50	4/4/16	50,000	50,136
MBNA,
Notes	6.13	3/1/13	220,000	230,051
Morgan Stanley,
Sub. Notes	4.75	4/1/14	155,000	148,533
Nuveen Investments,
Sr. Notes	5.00	9/15/10	80,000	78,659
Residential Capital,
Gtd. Notes	6.13	11/21/08	45,000	45,271
Residential Capital,
Sr. Unscd. Notes	6.38	6/30/10	130,000	132,042
Residential Capital,
Gtd. Notes	7.20	4/17/09	135,000 [c,d]	135,320
				3,982,148
Diversified Metals & Mining—.1%
Southern Copper,
Sr. Notes	7.50	7/27/35	110,000	118,159
Electric Utilities—1.0%
American Electric Power,
Sr. Notes	5.25	6/1/15	175,000	171,179
Consumers Energy,
First Mortgage Bonds	5.00	2/15/12	235,000	230,256

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Dominion Resources/VA,
Sr. Unscd. Notes, Ser. E	7.20	9/15/14	185,000	202,406
DTE Energy,
Sr. Unsub. Notes	6.35	6/1/16	60,000	62,516
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	85,000	89,027
FPL Group Capital,
Gtd. Notes	5.63	9/1/11	220,000	223,245
Mirant North America,
Gtd. Notes	7.38	12/31/13	58,000 [b]	58,942
National Grid,
Notes	6.30	8/1/16	140,000	146,061
NiSource Finance,
Gtd. Notes	5.25	9/15/17	100,000	94,344
				1,277,976
Environmental Control—.3%
Republic Services,
Sr. Notes	6.75	8/15/11	85,000	89,790
USA Waste Services,
Sr. Notes	7.00	7/15/28	175,000	193,227
Waste Management,
Gtd. Notes	6.88	5/15/09	75,000	77,907
				360,924
Food & Beverages—.2%
H.J. Heinz,
Notes	6.43	12/1/20	60,000 [d]	61,174
Safeway,
Sr. Unscd. Notes	5.63	8/15/14	90,000	89,316
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	65,000	65,813
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	50,000	51,683
				267,986
Foreign/Governmental—.9%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub.
Notes	5.87	6/16/08	190,000 [c]	188,005
Export-Import Bank of Korea,
Sr. Notes	4.50	8/12/09	175,000	171,785

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Federal Republic of Brazil,
Bonds	BRL	12.50	1/5/16	500,000 [b,e]	237,873
Republic of Argentina,
Bonds		5.59	8/3/12	180,000 [c]	129,330
Republic of Peru,
Notes		9.13	2/21/12	95,000	110,200
Republic of South Africa,
Notes		9.13	5/19/09	230,000	250,125
United Mexican States,
Notes, Ser. A		8.00	9/24/22	95,000	115,425
					1,202,743
Health Care—.5%
Coventry Health Care,
Sr. Notes		5.88	1/15/12	145,000	144,706
Medco Health Solutions,
Sr. Notes		7.25	8/15/13	50,000	54,395
Quest Diagnostics,
Gtd. Notes		5.13	11/1/10	55,000	54,434
Teva Pharmaceutical Finance,
Gtd. Notes		6.15	2/1/36	85,000	83,463
UnitedHealth Group,
Sr. Unscd. Notes		5.38	3/15/16	135,000	134,794
WellPoint,
Unscd. Notes		5.00	1/15/11	70,000	69,330
Wyeth,
Notes		6.95	3/15/11	95,000	101,317
					642,439
Hotels—.0%
Host Hotels & Resorts,
Sr. Notes		6.88	11/1/14	20,000 [d]	20,175
Lodging & Entertainment—.2%
MGM Mirage,
Gtd. Notes		6.00	10/1/09	65,000	64,513
MGM Mirage,
Gtd. Notes		8.50	9/15/10	50,000 [b]	53,187
Mohegan Tribal Gaming Authority,
Sr. Notes		6.13	2/15/13	110,000	109,588
					227,288

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Machinery—.0%
Terex,
Gtd. Notes	7.38	1/15/14	55,000	56,100
Media—.6%
AOL Time Warner,
Gtd. Notes	6.75	4/15/11	145,000	152,220
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	320,000	330,511
Comcast,
Gtd. Notes	5.50	3/15/11	200,000	201,504
News America Holdings,
Debs.	7.70	10/30/25	130,000	146,492
				830,727
Oil & Gas—.3%
Enterprise Products Operating,
Sr. Notes, Ser. B	5.60	10/15/14	220,000	217,446
Hess,
Unscd. Notes	6.65	8/15/11	125,000	131,255
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	100,000 [d]	98,875
				447,576
Packaging & Containers—.2%
Ball,
Gtd. Notes	6.88	12/15/12	25,000	25,375
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	90,000	92,700
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	50,000	51,562
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	30,000 [d]	30,563
Sealed Air,
Notes	5.63	7/15/13	115,000 [d]	113,283
				313,483
Paper & Forest Products—.3%
Georgia-Pacific,
Sr. Notes	8.00	1/15/24	130,000	131,300
Sappi Papier Holding,
Gtd. Notes	6.75	6/15/12	45,000 [d]	43,346

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Paper & Forest Products (continued)
Temple-Inland,
Bonds	6.63	1/15/18	90,000	94,403
Westvaco,
Unscd. Debs.	7.95	2/15/31	85,000	93,872
Weyerhaeuser,
Unscd. Debs.	7.13	7/15/23	70,000	70,550
				433,471
Property & Casualty Insurance—.7%
Aegon Funding,
Gtd. Notes	5.75	12/15/20	140,000	142,586
AON Capital Trust A,
Gtd. Cap. Secs	8.21	1/1/27	85,000	99,076
Assurant,
Sr. Notes	6.75	2/15/34	125,000	135,983
ING Groep,
Bonds	5.78	12/29/49	110,000 [c]	109,701
Lincoln National,
Bonds	7.00	5/17/66	60,000 [b]	63,270
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	310,000	301,165
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	55,000	55,257
				907,038
Real Estate Investment Trusts—1.5%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	150,000	147,585
Arden Realty,
Notes	5.25	3/1/15	125,000	125,061
Boston Properties,
Sr. Notes	5.00	6/1/15	135,000	129,595
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	50,000	50,961
Duke Realty,
Sr. Notes	5.88	8/15/12	440,000	449,939
EOP Operating,
Sr. Notes	7.00	7/15/11	195,000	207,574
ERP Operating,
Notes	5.13	3/15/16	80,000	77,753

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts (continued)
ERP Operating,
Notes	5.25	9/15/14	40,000	39,453
ERP Operating,
Unscd. Notes	5.38	8/1/16	30,000 [b]	29,739
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	75,000	75,060
Federal Realty Investment Trust,
Notes	6.00	7/15/12	25,000	25,689
Healthcare Realty Trust,
Sr. Notes	5.13	4/1/14	155,000	148,341
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	70,000	69,090
Mack-Cali Realty,
Notes	5.25	1/15/12	100,000	98,942
Mack-Cali Realty,
Bonds	5.80	1/15/16	110,000	111,121
Regency Centers,
Gtd. Notes	5.25	8/1/15	45,000	43,964
Simon Property Group,
Notes	4.88	8/15/10	175,000	172,450
Simon Property Group,
Unscd. Notes	5.75	5/1/12	8,000	8,149
				2,010,466
Residential Mortgage
Pass-Through Ctfs.—1.5%
Chaseflex Trust,
Ser. 2006-2, Cl. A1A	5.58	9/25/36	92,124 [c]	91,970
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	270,000 [c]	265,340
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	1,121,849	1,129,493
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B2	6.07	6/25/36	24,990 [c]	24,885
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	125,000 [c]	122,274
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	150,000 [c]	147,683

The Fund 21

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage Pass-Through Ctfs. (continued)
Washington Mutual,
Ser. 2005-AR4, Cl. A4B		4.67	4/25/35	200,000 [c]	196,873
					1,978,518
Retail—.1%
CVS,
Sr. Unscd. Notes		5.75	8/15/11	35,000	35,573
Yum! Brands,
Sr. Notes		6.25	4/15/16	35,000	36,197
					71,770
Technology—.0%
Freescale Semiconductor,
Sr. Notes		6.88	7/15/11	20,000	21,000
Telecommunications—.9%
AT & T Wireless,
Sr. Notes		8.75	3/1/31	75,000	98,563
AT & T,
Sr. Notes		7.30	11/15/11	100,000	108,948
Deutsche Telekom International
Finance, Gtd. Bonds		8.25	6/15/30	95,000	118,352
France Telecom,
Notes		8.50	3/1/31	85,000	113,275
Nextel Communications,
Sr. Notes, Ser. F		5.95	3/15/14	85,000	83,589
Nordic Telephone Holdings,
Sr. Notes	EUR	8.25	5/1/16	50,000 [d,e]	69,894
Qwest,
Notes		8.88	3/15/12	10,000	11,050
Sprint Capital,
Gtd. Notes		8.75	3/15/32	265,000	328,338
Telefonica Emisiones,
Gtd. Notes		5.98	6/20/11	90,000	92,036
Verizon Global Funding,
Notes		7.75	6/15/32	75,000	88,033
Windstream,
Sr. Notes		8.13	8/1/13	85,000 [d]	91,163

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Windstream,
Sr. Notes	8.63	8/1/16	25,000 [d]	27,094
				1,230,335
Textiles & Apparel—.1%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	105,000	104,777
Transportation—.2%
Ryder System,
Notes	5.00	6/15/12	90,000	87,908
Union Pacific,
Notes	3.88	2/15/09	200,000	194,335
				282,243
U.S. Government Agencies/
Mortgage-Backed—12.4%
Federal Home Loan Mortgage Corp
3.50%, 9/1/10			49,822	47,564
Federal National Mortgage Association
4.50%			1,290,000 [f]	1,248,075
5.00%			4,995,000 [f]	4,872,043
5.50%			4,745,000 [f]	4,716,793
6.00%			2,820,000 [f]	2,854,678
4.00%, 5/1/10			284,745	276,003
5.50%, 9/1/34			165,015	163,412
Government National Mortgage Association I
5.50%, 4/15/33—4/15/34			802,851	800,400
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			220,558	213,712
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			162,665	158,470
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			32,971	32,288
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			269,892	264,116
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			196,272	192,140
Ser. 2005-32, Cl. B, 4.39%, 8/16/30			200,000	196,468
Ser. 2005-87, Cl. A, 4.45%, 3/16/25			139,863	137,648
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29			390,000	392,022
				16,565,832

The Fund 23

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Securities—2.6%
U.S. Treasury Bonds	4.50	2/15/36	1,312,000 [b]	1,266,695
U.S. Treasury Bonds	5.25	11/15/28	80,000	85,019
U.S. Treasury Inflation
Protected Securities	2.00	1/15/16	472,540 [g]	459,387
U.S. Treasury Inflation
Protected Securities	3.00	7/15/12	1,485,501 [g]	1,531,783
U.S. Treasury Notes	3.00	12/31/06	60,000 [h]	59,787
U.S. Treasury Notes	4.63	8/31/11	15,000 [b]	15,034
				3,417,705
Total Bonds and Notes
(cost $45,138,258)				44,908,999

			Principal
Short-Term Investments—.4%			Amount ($)	Value ($)

Corporate Notes
Egyptian Treasury Bill,
9.06%, 3/15/07
(cost $470,416)			470,000 [d,i]	474,832

Options—.0%			Contracts	Value ($)

Put Options
March 2007 5 Year Futures,
December 2006 @ 104
(cost $2,118)			43	2,016

Other Investment—11.6%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,422,000)			15,422,000 [j]	15,422,000

24

Investment of Cash Collateral
for Securities Loaned—3.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $4,101,991)	4,101,991 [j]	4,101,991

Total Investments (cost $142,774,201)	113.4%	150,418,240
Liabilities, Less Cash and Receivables	(13.4%)	(17,724,458)
Net Assets	100.0%	132,693,782

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities on loan is $3,972,047 and the total market value of the collateral held by the fund is $4,101,991.
[c] Variable rate security—interest rate subject to periodic change.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to $4,486,414 or 3.4% of net assets.
[e] Principal amount stated in U.S. Dollars unless otherwise noted. BRL—Brazilian Real EUR—Euro
[f] Purchased on a forward commitment basis.
[g] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[h] All or partially held by a broker as collateral for open financial futures positions.
[i] Credit Linked Notes.
[j] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	21.5	Consumer Discretionary	5.3
Short-Term/Money		Asset/Mortgage-Backed	4.8
Market Investments	15.1	Industrial	4.2
U.S. Government & Agencies	15.0	Other	7.8
Corporate Bonds	13.1	Forward Currency Exchange
Consumer Staples	10.8	Contracts/Options/Futures	.0
Health Care	8.8
Financial	7.0		113.4

† Based on net assets.
See notes to financial statements.

The Fund 25

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Long
U.S. Treasury 2 year Notes	35	7,154,219	December 2006	6,701
U.S. Treasury 5 year Notes	30	3,166,875	December 2006	22,109
Financial Futures Short
U.S. Treasury 10 year Notes	11	(1,190,406)	December 2006	(5,390)
U.S. Treasury 30 year Bonds	13	(1,464,531)	December 2006	(30,187)
				(6,767)

See notes to financial statements.
26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $3,972,047)—Note 1(c):
Unaffiliated issuers			123,250,210		130,894,249
Affiliated issuers			19,523,991 19,523,991
Receivable for mortgage dollar rolls					4,546,070
Receivable for investment securities sold					737,618
Dividends and interest receivable					478,629
Receivable for futures variation margin—Note 4					2,203
Receivable for shares of Capital Stock subscribed					797
					156,183,557

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					135,901
Cash overdraft due to Custodian					172,652
Payable for mortgage dollar rolls					18,207,623
Payable for investment securities purchased					780,512
Liability for securities on loan—Note 1(c)					4,101,991
Payable for shares of Capital Stock redeemed					90,562
Unrealized depreciation on forward
currency exchange contracts—Note 4					534
					23,489,775

Net Assets ($)					132,693,782

Composition of Net Assets ($):
Paid-in capital					311,592,145
Accumulated undistributed investment income—net					633,856
Accumulated net realized gain (loss) on investments					(187,169,365)
Accumulated net unrealized appreciation (depreciation) on
investments, foreign currency transactions and options transactions
[including ($6,767) net unrealized (depreciation) on financial futures]					7,637,146

Net Assets ($)					132,693,782

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	83,422,139	16,913,358	9,608,719	22,546,601	202,965
Shares Outstanding	6,064,492	1,233,038	698,244	1,640,383	14,747

Net Asset Value
Per Share ($)	13.76	13.72	13.76	13.74	13.76

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $4,254 foreign taxes withheld at source):
Unaffiliated issuers	1,543,830
Affiliated issuers	830,175
Interest	1,823,708
Income from securities lending	3,529
Total Income	4,201,242
Expenses:
Management fee—Note 3(a)	1,451,860
Distribution and service plan fees—Note 3(b)	555,266
Loan commitment fees—Note 2	1,552
Total Expenses	2,008,678
Less—reduction in management fee
due to undertaking—Note 3(a)	(217,779)
Net Expenses	1,790,899
Investment Income—Net	2,410,343

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,369,940
Net realized gain (loss) on financial futures	85,860
Net realized gain (loss) on forward currency exchange contracts	86,787
Net realized gain (loss) on options transactions	13,448
Net Realized Gain (Loss)	16,556,035
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and options transactions
[including ($99,571) net unrealized (depreciation) on financial futures]	(3,097,377)
Net Realized and Unrealized Gain (Loss) on Investments	13,458,658
Net Increase in Net Assets Resulting from Operations	15,869,001

See notes to financial statements.
28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	2,410,343	3,342,191
Net realized gain (loss) on investments	16,556,035	24,117,117
Net unrealized appreciation
(depreciation) on investments	(3,097,377)	(17,607,208)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,869,001	9,852,100

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,839,393)	(1,957,022)
Class B shares	(368,109)	(900,012)
Class C shares	(145,290)	(205,924)
Class R shares	(736,630)	(940,510)
Class T shares	(3,305)	(4,198)
Total Dividends	(3,092,727)	(4,007,666)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	18,917,518	40,018,055
Class B shares	890,925	2,001,753
Class C shares	302,995	867,455
Class R shares	3,765,579	4,477,526
Class T shares	15,971	44,417
Dividends reinvested:
Class A shares	1,388,595	1,324,548
Class B shares	304,444	723,626
Class C shares	84,126	119,941
Class R shares	711,591	925,812
Class T shares	3,305	4,010
Cost of shares redeemed:
Class A shares	(31,745,726)	(54,858,784)
Class B shares	(21,003,350)	(48,177,074)
Class C shares	(3,438,318)	(6,064,673)
Class R shares	(16,552,953)	(28,753,500)
Class T shares	(27,557)	(109,117)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(46,382,855)	(87,456,005)
Total Increase (Decrease) in Net Assets	(33,606,581)	(81,611,571)

Net Assets ($):
Beginning of Period	166,300,363	247,911,934
End of Period	132,693,782	166,300,363
Undistributed investment income—net	633,856	1,188,753

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	1,461,512	3,176,309
Shares issued for dividends reinvested	108,816	105,557
Shares redeemed	(2,447,179)	(4,345,030)
Net Increase (Decrease) in Shares Outstanding	(876,851)	(1,063,164)

Class B [a]
Shares sold	69,127	159,579
Shares issued for dividends reinvested	23,465	57,781
Shares redeemed	(1,624,766)	(3,834,547)
Net Increase (Decrease) in Shares Outstanding	(1,532,174)	(3,617,187)

Class C
Shares sold	23,217	68,701
Shares issued for dividends reinvested	6,529	9,543
Shares redeemed	(264,655)	(480,050)
Net Increase (Decrease) in Shares Outstanding	(234,909)	(401,806)

Class R
Shares sold	290,210	355,266
Shares issued for dividends reinvested	55,683	73,958
Shares redeemed	(1,278,177)	(2,275,189)
Net Increase (Decrease) in Shares Outstanding	(932,284)	(1,845,965)

Class T
Shares sold	1,250	3,501
Shares issued for dividends reinvested	258	320
Shares redeemed	(2,127)	(8,686)
Net Increase (Decrease) in Shares Outstanding	(619)	(4,865)
a During the period ended October 31, 2006, 939,806 Class B shares representing $12,147,506 were automatically converted to 938,533 Class A shares and during the period ended October 31, 2005, 907,451 Class B shares representing $11,350,315 were automatically converted to 905,198 Class A shares.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.58	12.31	11.90	10.73	12.44
Investment Operations:
Investment income—net [a]	.23	.24	.15	.09	.13
Net realized and unrealized
gain (loss) on investments	1.22	.29	.43	1.19	(1.68)
Total from Investment Operations	1.45	.53	.58	1.28	(1.55)
Distributions:
Dividends from investment income—net	(.27)	(.26)	(.17)	(.11)	(.16)
Net asset value, end of period	13.76	12.58	12.31	11.90	10.73

Total Return (%) [b]	11.72	4.36	4.90	12.05	(12.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.25	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.10	1.12	1.18	1.25	1.25
Ratio of net investment income
to average net assets	1.79	1.88	1.20	.86	1.06
Portfolio Turnover Rate	229.90[c]	246.46[c]	215.48	305.24	268.17

Net Assets, end of period ($ x 1,000)	83,422	87,328	98,546	128,519	178,679

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006 and
	October 31, 2005 were 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.53	12.26	11.85	10.69	12.40
Investment Operations:
Investment income—net [a]	.13	.14	.05	.01	.04
Net realized and unrealized
gain (loss) on investments	1.23	.30	.44	1.19	(1.68)
Total from Investment Operations	1.36	.44	.49	1.20	(1.64)
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.08)	(.04)	(.07)
Net asset value, end of period	13.72	12.53	12.26	11.85	10.69

Total Return (%) [b]	10.93	3.58	4.13	11.21	(13.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.00	2.00	2.00	2.00
Ratio of net expenses
to average net assets	1.85	1.88	1.93	2.00	2.00
Ratio of net investment income
to average net assets	1.05	1.18	.44	.12	.31
Portfolio Turnover Rate	229.90[c]	246.46[c]	215.48	305.24	268.17

Net Assets, end of period ($ x 1,000)	16,913	34,655	78,262	103,904	118,415

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006 and
	October 31, 2005 were 121.54% and 197.43%, respectively.
See notes to financial statements.

32

		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.58	12.30	11.89	10.73	12.45
Investment Operations:
Investment income—net [a]	.14	.14	.05	.01	.04
Net realized and unrealized
gain (loss) on investments	1.21	.31	.44	1.19	(1.69)
Total from Investment Operations	1.35	.45	.49	1.20	(1.65)
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.08)	(.04)	(.07)
Net asset value, end of period	13.76	12.58	12.30	11.89	10.73

Total Return (%) [b]	10.81	3.57	4.20	11.17	(13.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.00	2.00	2.00	2.00
Ratio of net expenses
to average net assets	1.85	1.87	1.93	2.00	2.00
Ratio of net investment income
to average net assets	1.04	1.15	.45	.11	.31
Portfolio Turnover Rate	229.90[c]	246.46[c]	215.48	305.24	268.17

Net Assets, end of period ($ x 1,000)	9,609	11,735	16,426	20,370	25,970

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006 and
	October 31, 2005 were 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.59	12.32	11.91	10.74	12.45
Investment Operations:
Investment income—net [a]	.26	.27	.18	.12	.16
Net realized and unrealized
gain (loss) on investments	1.21	.29	.43	1.19	(1.68)
Total from Investment Operations	1.47	.56	.61	1.31	(1.52)
Distributions:
Dividends from investment income—net	(.32)	(.29)	(.20)	(.14)	(.19)
Net asset value, end of period	13.74	12.59	12.32	11.91	10.74

Total Return (%)	11.93	4.61	5.25	12.19	(12.38)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net expenses
to average net assets	.85	.87	.93	1.00	1.00
Ratio of net investment income
to average net assets	2.05	2.22	1.46	1.10	1.31
Portfolio Turnover Rate	229.90[b]	246.46[b]	215.48	305.24	268.17

Net Assets, end of period ($ x 1,000)	22,547	32,390	54,429	99,620	234,741

[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006 and
	October 31, 2005 were 121.54% and 197.43%, respectively.
See notes to financial statements.

34

		Year Ended October 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.57	12.30	11.88	10.72	12.43
Investment Operations:
Investment income—net [a]	.20	.21	.12	.07	.10
Net realized and unrealized
gain (loss) on investments	1.21	.29	.44	1.18	(1.68)
Total from Investment Operations	1.41	.50	.56	1.25	(1.58)
Distributions:
Dividends from investment income—net	(.22)	(.23)	(.14)	(.09)	(.13)
Net asset value, end of period	13.76	12.57	12.30	11.88	10.72

Total Return (%) [b]	11.38	4.10	4.73	11.69	(12.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.50	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.35	1.37	1.43	1.50	1.50
Ratio of net investment income
to average net assets	1.53	1.66	.95	.62	.78
Portfolio Turnover Rate	229.90[c]	246.46[c]	215.48	305.24	268.17

Net Assets, end of period ($ x 1,000)	203	193	249	320	451

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006 and
	October 31, 2005 were 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. Effective, August 1, 2006, the fund’s investment objective is to seek total return (consisting of capital appreciation and income). Prior to August 1, 2006, the fund’s investment objective was to outperform a hybrid index, 60% of which is the Standard & Poor’s 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single

36

class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fun-

38

damental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Debt securities (excluding short-term investments (other than U.S. Treasury Bills) and financial futures) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: Each portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

40

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $674,622, accumulated capital losses $187,019,986 and unrealized appreciation $7,447,001.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $70,610,673 of the carryover expires in fiscal 2009, $72,687,006 expires in fiscal 2010 and $43,722,307 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $3,092,727 and $4,007,666, respectively.

During the period ended October 31,2006,as a result of permanent book to tax differences, primarily due to the tax treatment of treasury inflation

42

protected securities and foreign exchange gains and losses, the fund increased accumulated undistributed investment income-net by $127,487 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from November 1, 2005 through April 4, 2007 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets. The reduction in management fee pursuant to the undertaking, amounted to $217,779 during the period ended October 31, 2006.

During the period ended October 31, 2006, the Distributor retained $3,277 and $297 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $66,126 and $840 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and

44

Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2006, Class A, Class B, Class C and Class T shares were charged $214,384, $176,065, $78,893 and $469, respectively, pursuant to their respective Plans. During the period ended October 31, 2006 Class B, Class C and Class T shares were charged $58,688, $26,298 and $469, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the statement of Assets and Liabilities consist of: management fees $112,434, Rule 12b-1 distribution plan fees $34,658 and service plan fees $5,674, which are offset against an expense reimbursement currently in effect in the amount of $16,865.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended October 31, 2006, amounted to $325,435,259 and $367,420,281, respectively, of which $153,399,316 in purchases and $153,485,682 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund

46

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Costs ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2005	10,330,000	26,479	—	—
Contracts written	60,930,000	30,739
Contracts terminated:
Closed	6,960,000	22,136	34,137	(12,001)
Expired	64,300,000	35,082	—	35,082
Contracts outstanding
October 31, 2006	—	—

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Sales Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Sales:
Euro,
expiring 12/20/2006	60,000	76,248	76,782	(534)

At October 31, 2006, the cost of investments for federal income tax purposes was $142,968,092; accordingly, accumulated net unrealized appreciation on investments was $7,450,148, consisting of $8,847,652 gross unrealized appreciation and $1,397,504 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Balanced Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 64.61% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,494,424 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

50

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26 and 27, 2006, the Board considered the re-approval through its annual renewal date of April 4, 2007 of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members were referred to information previously provided to them in a presentation from representatives of the Manager at the February 1 and 2, 2006 Board meeting (the “February Meeting”) regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the underlying facts. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the Board members also referenced information provided and discussions at the February Meeting regarding the relationships the Manager has with various intermediaries and the different needs of each., the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 51

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E

F U N D ’S I N V E S T M E N T M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data,which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper.Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and total return performance.The Manager furnished these reports to the Board and also provided a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members noted that the fund’s expense ratio was lower than the Expense Group and Expense Universe medians, with or without taking into consideration the voluntary expense waiver by the Manager of .15% of the value of the fund’s average daily net assets (approximately 15% of the contractual management fee of 1.00%) which currently is in place until April 4, 2007.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of total return performance among groups of funds (the “Performance Group” and the “Performance Universe”); the Performance Group was composed of the same funds included in the Expense Group and the Performance Universe was composed of all retail and institutional mixed-target allocation growth funds.The Board noted that the fund’s total return performance was below the medians of the Performance Group and Performance Universe on a total return basis for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended June 30, 2006.

52

The Board members have been concerned about the fund’s performance for some time and made requests that the Manager take steps to improve the fund’s performance or take other action.At a Board meeting held on May 22, 2006, the Board approved certain investment management changes to the fund, including the appointment of Mr. John Jares, a new primary portfolio manager for the asset allocation and equity portion of the fund, and a change to the fund’s investment objective.These changes became effective on or about August 1, 2006.The Board members noted that it was expected to take some time for the new management to favorably affect performance but the Board members requested that Mr. Jares meet with them at the next Board meeting to discuss the fund’s strategy and steps being taken to improve performance.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Fund 53

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E

F U N D ’S I N V E S T M E N T M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. Information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex had previously been provided to the Board members.The methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund share-holders.The Board members also considered potential benefits to the Manager from acting as investment adviser.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the fee waiver and expense reimbursement arrangements and its effect on the Manager’s profitability.

54

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was concerned about the fund’s total return per- formance, the Board believed the Manager was seeking to improve it, noting, investment management changes effective on or about August 1, 2006. The Board members determined to continue to monitor performance and requested that the Manager provide the Board with an update on the fund’s performance and the steps being taken to improve it at the next Board meeting.
  The Board concluded, taking into account the voluntary fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale, which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent, in the future, it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2007.

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
James M. Fitzgibbons (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director
No. of Portfolios for which Board Member Serves: 27
———————
J. Tomlinson Fort (78)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2005)
Other Board Memberships and Affiliations:
• Allegheny College, Emeritus Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 27
———————
Kenneth A. Himmel (60)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President and CEO,Related Urban Development,a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27

56

Stephen J. Lockwood (59)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-present)
No. of Portfolios for which Board Member Serves: 27
———————
Roslyn M. Watson (57)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Benaree Pratt Wiley (60)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Advisory Board
• The Boston Foundation, Director
• Harvard Business School Alumni Board, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Francis P. Brennan, Emeritus Board Member

The Fund 57

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

58

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 59

NOTES

For	More	Information

Dreyfus Premier
Balanced Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
27	Statement of Financial Futures
27	Statement of Options Written
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
32	Financial Highlights
36	Notes to Financial Statements
50	Report of Independent Registered
Public Accounting Firm
51	Important Tax Information
52	Board Members Information
54	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Limited Term Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Income Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Chris Pellegrino, CFA, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund achieved total returns of 4.52% for Class A shares, 4.00% for Class B shares, 4.10% for Class C shares and 4.87% for Class R shares.1 The fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), produced a total return of 5.19% for the same period.2

Lackluster bond market returns early in the reporting period were erased in a market rally during the summer and early fall of 2006, as investors first anticipated and then reacted to stabilizing interest rates and slower economic growth. The fund’s returns were lower than its benchmark, due in part to our sector allocation relative to the Index in the second half of the reporting period. In addition, the benchmark is not subject to fees and expenses to which the fund is subject.

What is the fund’s investment approach?

The fund’s goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity.To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Generally speaking, bonds with longer maturities tend to offer higher yields but also can be expected to fluctuate more in price than their short-term counterparts. Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund’s dollar-weighted average portfolio maturity will be no more than 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates over the first 10 months of the reporting period in an attempt to forestall an acceleration of inflation in a growing U.S. economy. Although longer-term bonds held up surprisingly well through most of the Fed’s tightening campaign, hawkish comments by some Fed members in early May 2006 were interpreted as a signal that interest rates might move higher than previously expected, and bond prices fell sharply.

Over the summer, however, softening housing markets and more moderate employment gains suggested that the U.S. economy was growing more slowly. This perception was later confirmed when the U.S. Department of Commerce estimated an annualized GDP growth rate of 1.6% for the third quarter of 2006, down from 2.6% and 5.6% in the second and first quarters, respectively. Citing an economic slowdown, the Fed refrained from raising interest rates at its meetings in August, September and October, its first pauses in more than two years. The bond market rallied strongly, more than offsetting earlier losses.

The fund’s generally neutral average duration early in the reporting period helped protect it from the brunt of the market’s weakness in the spring.We moved to a slightly long position in August 2006, enabling the fund to participate more fully in the market rally after the Fed’s pause. In addition, the fund benefited from a modestly overweight position in investment-grade corporate bonds.We tried to avoid issuers engaged in leveraged buyouts and other activities we considered unfriendly to bond-holders.We focused instead on regulated issuers, such as banks, brokers, utilities and real estate investment trusts, whose bonds typically provide more stringent covenant protections. The fund’s performance also was supported by contributions from taxable municipal bonds backed by the states’ settlement of litigation with U.S. tobacco companies.

4

At times during the reporting period, we made tactical allocations to Treasury Inflation Protected Securities (TIPS).Although TIPS benefited early in the reporting period from high inflation accruals, these gains were later erased when energy prices fell sharply over the summer, detracting from the fund’s overall performance. The fund’s underweight position in mortgage-backed securities also hindered performance to a degree, but any resulting weakness was mostly offset by better results from commercial mortgages and asset-backed securities.

What is the fund’s current strategy?

Recent evidence of slower economic growth suggests to us that the Fed is likely to neither raise nor lower interest rates over the next several months.Accordingly, we have maintained the fund’s average duration in a range we consider slightly longer than industry averages. While we have continued to emphasize corporate bonds to a greater degree than the Index,we have maintained a defensive security selection strategy due to high levels of event risk. We also recently re-established positions in TIPS, which had become oversold as inflation expectations fell to historically low levels.

November 16, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus
Premier Limited Term Income Fund on 10/31/96 to a $10,000 investment made in the Lehman Brothers U.S.
Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all share classes.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed
securities.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (3.0%)	1.42%	2.95%	4.95%
without sales charge	4.52%	3.57%	5.26%
Class B shares
with applicable redemption charge †	1.03%	2.89%	4.97%
without redemption	4.00%	3.06%	4.97%
Class C shares
with applicable redemption charge ††	3.36%	3.07%	4.66%
without redemption	4.10%	3.07%	4.66%
Class R shares	4.87%	3.83%	5.53%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 3%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’ S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Limited Term Income Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.38	$ 6.94	$ 6.94	$ 3.09
Ending value (after expenses)	$1,043.10	$1,039.50	$1,040.80	$1,044.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.33	$ 6.87	$ 6.87	$ 3.06
Ending value (after expenses)	$1,020.92	$1,018.40	$1,018.40	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B, 1.35% for Class C and .60% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—140.8%	Rate (%)	Date	Amount ($)	Value ($)

Agricultural—.6%
Phillip Morris,
Debs.	7.75	1/15/27	175,000	215,295
Asset-Backed Ctfs./
Auto Receivables—2.1%
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	100,000	98,980
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	225,000	222,943
Hyundai Auto Receivables Trust,
Ser. 2004-A, Cl. B	3.46	8/15/11	76,264	74,860
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	35,000	34,910
USAA Auto Owner Trust,
Ser. 2004-1, Cl. A3	2.06	4/15/08	65,683	65,515
WFS Financial Owner Trust,
Ser. 2004-4, Cl. C	3.21	5/17/12	102,198	100,121
WFS Financial Owner Trust,
Ser. 2004-3, Cl. B	3.51	2/17/12	63,270	62,258
Whole Auto Loan Trust,
Ser. 2003-1, Cl. A4	2.58	3/15/10	131,246	130,648
				790,235
Asset-Backed Ctfs./Credit Cards—.8%
Capital One Multi-Asset Execution
Trust, Ser. 2004-C1, Cl. C1	3.40	11/16/09	325,000	323,672
Asset-Backed Ctfs./
Home Equity Loans—12.3%
ACE Securities,
Ser. 2006-ASL1, Cl. A	5.46	2/25/36	47,963 [a]	47,996
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	55,000 [a]	54,471
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	145,000 [a]	141,092
Carrington Mortgage Loan Trust,
Ser. 2006-RFC1, Cl. A1	5.43	5/25/36	76,080 [a]	76,132
Centex Home Equity,
Ser. 2006-A, Cl. AV1	5.44	6/25/36	31,473 [a]	31,493
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A1A	5.87	9/25/36	469,317 [a]	469,312

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A1	5.96	7/25/36	95,579 [a]	95,677
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	115,000 [a]	112,247
Countrywide Asset-Backed
Certificates, Ser. 2006-SPS1, Cl. A	5.43	12/25/25	188,105 [a]	188,221
Countrywide Asset-Backed
Certificates, Ser. 2006-SPS2, Cl. A	5.48	5/25/26	120,612 [a]	120,686
Countrywide Asset-Backed
Certificates, Ser. 2004-3, Cl. M3	6.26	5/25/34	25,000 [a]	25,169
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB1,
Cl. AF1	5.46	1/25/36	99,866 [a]	99,414
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB8,
Cl. AF5	5.65	12/25/35	140,000 [a]	139,518
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB2,
Cl. AF1	5.72	12/25/36	75,490 [a]	75,259
CS First Boston Mortgage
Securities, Ser. 2005-FIX1, Cl. A5	4.90	5/25/35	290,000 [a]	281,430
First Franklin Mortgage Loan
Asset-Backed Certificates,
Ser. 2004-FF6, Cl. M2	6.64	7/25/34	200,000 [a]	203,051
First NLC Trust,
Ser. 2005-3, Cl. AV2	5.62	12/25/35	175,000 [a]	175,170
GMAC Mortgage Corporation Loan
Trust, Ser. 2006-HE3, Cl. A1	5.43	10/25/36	61,869 [a]	61,908
GSAMP Trust,
Ser. 2006-S4, Cl. A1	5.48	5/25/36	90,920 [a]	90,981
Home Equity Mortgage Trust,
Ser. 2006-3, Cl. A1	5.47	9/25/36	47,305 [a]	47,331
Morgan Stanley ABS Capital I,
Ser. 2006-HE3, Cl. A2A	5.43	4/25/36	60,279 [a]	60,317
Morgan Stanley Home Equity Loans,
Ser. 2006-3, Cl. A1	5.43	4/25/36	61,651 [a]	61,689
Nationstar Home Equity Loan Trust,
Ser. 2006-B, Cl. AV1	5.39	9/25/36	91,572 [a]	91,622
Renaissance Home Equity Loan
Trust, Ser. 2006-1, Cl. AF2	5.53	5/25/36	205,000 [a]	204,627

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. AF1	5.92	11/25/36	94,856 [a]	94,877
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. AF1	6.00	8/25/36	192,171 [a]	191,871
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. M3	6.12	11/25/36	95,000 [a]	95,768
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. M1	6.25	8/25/36	95,000 [a]	96,900
Residential Asset Mortgage
Products, Ser. 2006-NC2, Cl. A1	5.40	2/25/36	212,811 [a]	212,985
Residential Asset Mortgage
Products, Ser. 2005-EFC6, Cl. 1A1	5.41	11/25/35	180,577 [a]	180,720
Residential Asset Mortgage
Products, Ser. 2003-RS9, Cl. MI1	5.80	10/25/33	105,000 [a]	104,254
Residential Asset Securities,
Ser. 2002-KS4, Cl. AIIB	5.64	7/25/32	148,402 [a]	148,537
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M1	5.82	9/25/35	300,000 [a]	301,502
Soundview Home Equity Loan Trust,
Ser. 2005-A, Cl. M5	6.12	4/25/35	125,000 [a]	126,538
Specialty Underwriting &
Residential Finance,
Ser. 2006-BC2, Cl. A2A	5.38	2/25/37	92,237 [a]	92,306
Specialty Underwriting &
Residential Finance,
Ser. 2005-BC1, Cl. A1A	5.43	12/25/35	883 [a]	883
Wells Fargo Home Equity Trust,
Ser. 2006-1, Cl. A1	5.41	5/25/36	83,536 [a]	83,594
				4,685,548
Asset-Backed Ctfs./
Manufactured Housing—.6%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	119,329	123,530
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	120,000	119,615
				243,145
Automobile Manufacturers—.5%
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	65,000	63,514

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automobile Manufacturers (continued)
DaimlerChrysler N.A. Holding,
Gtd. Notes	7.30	1/15/12	110,000	117,501
				181,015
Automotive, Trucks & Parts—.2%
Johnson Controls,
Sr. Notes	5.25	1/15/11	75,000	74,590
Banks—8.9%
Bank of America,
Sub. Notes	5.75	8/15/16	185,000	188,891
Bank of Scotland,
Bonds	7.00	11/29/49	60,000 [a,b]	60,799
Barclays Bank,
Notes	5.93	12/15/49	100,000 [a,b]	101,153
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	395,000 [a,b]	380,103
Crestar Capital Trust I,
Gtd. Cap. Secs.	8.16	12/15/26	120,000	125,108
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	100,000 [b]	107,063
Greater Bay Bancorp,
Sr. Notes, Ser. B	5.25	3/31/08	100,000	99,584
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	120,000 [a,b]	115,319
Landsbanki Islands,
Notes	6.10	8/25/11	115,000 [b]	117,419
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	110,000	115,215
Northern Trust,
Sr. Unscd. Notes	5.30	8/29/11	65,000 [c]	65,619
Popular North America,
Notes	5.74	12/12/07	215,000 [a]	215,557
Resona Bank,
Notes	5.85	9/30/49	250,000 [a,b]	245,324
Shinsei Finance Cayman,
Bonds	6.42	1/29/49	110,000 [a,b]	110,821
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	145,000 [b]	142,296
Sovereign Bancorp,
Sr. Notes	5.68	3/1/09	35,000 [a,b]	35,099

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Sumitomo Mitsui Banking,
Notes	5.63	7/29/49	265,000 [a,b]	259,747
SunTrust Preferred Capital I,
Notes	5.85	12/15/49	35,000 [a]	35,320
USB Capital IX,
Gtd. Notes	6.19	4/15/49	175,000 [a]	178,850
Washington Mutual,
Sub. Notes	4.63	4/1/14	160,000	150,104
Washington Mutual,
Notes	5.67	1/15/10	100,000 [a]	100,476
Wells Fargo Capital B,
Bonds	7.95	12/1/26	60,000 [b]	62,458
Wells Fargo Capital I,
Gtd. Cap. Secs.	7.96	12/15/26	115,000	119,756
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	155,000	170,897
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	100,000	102,737
				3,405,715
Building & Construction—.1%
Centex,
Notes	4.75	1/15/08	40,000	39,623
Chemicals—1.1%
Chevron Phillips Chemical,
Notes	5.38	6/15/07	95,000	94,894
ICI North America,
Debs.	8.88	11/15/06	45,000	45,046
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	100,000	97,886
Lubrizol,
Sr. Notes	4.63	10/1/09	50,000	49,118
Lubrizol,
Sr. Notes	5.50	10/1/14	120,000 [c]	117,716
				404,660
Commercial & Professional
Services—.7%
ERAC USA Finance,
Notes	5.63	4/30/09	25,000 [a,b]	25,058

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial & Professional
Services (continued)
ERAC USA Finance,
Gtd. Notes	7.35	6/15/08	110,000 [b]	113,333
R.R. Donnelley & Sons,
Notes	4.95	4/1/14	125,000	112,733
				251,124
Commercial Mortgage
Pass-Through Ctfs.—7.7%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.68	4/25/34	59,987 [a,b]	60,062
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	85,000 [a]	83,817
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	110,000	107,330
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	200,000	194,098
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13, Cl. A3	5.52	9/11/41	35,000	35,522
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-T24, Cl. AB	5.53	10/12/41	130,000 [a]	132,031
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2, Cl. A1	6.80	7/15/31	12,041	12,066
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	175,000 [b]	182,719
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	5.51	5/15/23	90,000 [a,b]	90,083
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	65,000 [b]	64,810
DLJ Commercial Mortgage,
Ser. 1998-CF2, Cl. A1B	6.24	11/12/31	270,000	274,251
First Union-Lehman Brothers-Bank
of America Commercial Mortgage
Trust, Ser. 1998-C2, Cl. A2	6.56	11/18/35	246,647	249,891
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	45,000 [b]	45,198
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	45,000 [b]	45,158

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP7, Cl. ASB	5.88	4/15/45	60,000 [a]	62,342
J.P. Morgan Commercial Mortgage
Finance, Ser. 2000-C10, Cl. A2	7.37	8/15/32	273,882	289,922
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C1, Cl. B	6.93	6/15/31	150,000	156,168
Mach One Trust Commercial
Mortgage-Backed,
Ser. 2004-1A, Cl. A1	3.89	5/28/40	198,126 [b]	195,203
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	45,000	44,938
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A3	5.71	7/12/44	95,000	97,512
Morgan Stanley Capital I,
Ser. 1998-WFI, Cl. A2	6.55	3/15/30	128,940	129,878
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	35,000 [b]	35,096
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	361,867 [b]	350,438
				2,938,533
Diversified Financial Services—9.8%
American Express,
Sub. Debs.	6.80	9/1/66	35,000 [a]	37,285
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	87,000 [a]	94,769
Amvescap,
Notes	4.50	12/15/09	120,000	117,236
Amvescap,
Notes	5.38	12/15/14	150,000	147,802
Amvescap,
Sr. Notes	5.90	1/15/07	130,000	130,087
Boeing Capital,
Sr. Notes	7.38	9/27/10	175,000	188,795
Capital One Financial,
Sr. Notes	5.67	9/10/09	100,000 [a]	100,358

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
CIT Group,
Bonds	5.53	1/30/09	230,000 [a]	230,653
Citigroup,
Sub. Notes	6.13	8/25/36	175,000	182,367
Fuji JGB Investment,
Bonds	9.87	12/29/49	105,000 [a,b]	112,212
Glencore Funding,
Gtd. Notes	6.00	4/15/14	90,000 [b]	87,552
Goldman Sachs,
Sr. Notes	5.75	10/1/16	115,000	117,007
International Lease Finance,
Notes	4.75	1/13/12	145,000	141,375
Jefferies Group,
Sr. Notes	7.75	3/15/12	250,000	274,565
John Deere Capital,
Notes	5.65	7/25/11	160,000	162,910
Kaupthing Bank,
Notes	6.07	1/15/10	110,000 [a,b,c]	110,007
Kaupthing Bank,
Notes	7.13	5/19/16	120,000 [b]	128,053
Lehman Brothers Holdings,
Sub. Notes	5.75	1/3/17	180,000	182,515
Merrill Lynch & Co.,
Sub. Notes	6.22	9/15/26	110,000	113,913
Morgan Stanley,
Sr. Unscd. Notes	6.25	8/9/26	165,000	173,332
MUFG Capital Finance I,
Gtd. Bonds	6.35	7/29/49	100,000 [a]	100,693
Pemex Finance,
Notes	9.03	2/15/11	99,000	106,271
Pemex Finance,
Bonds	9.69	8/15/09	60,000	64,987
Residential Capital,
Gtd. Notes	6.69	11/21/08	320,000 [a]	323,814
SLM,
Notes, Ser. A	5.52	7/27/09	195,000 [a]	195,348
Tokai Preferred Capital,
Bonds	9.98	12/29/49	105,000 [a,b]	112,306
				3,736,212

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Metals & Mining—.6%
BHP Billiton Finance USA,
Gtd. Notes	5.00	12/15/10	120,000	119,564
Southern Copper,
Sr. Notes	7.50	7/27/35	100,000	107,417
				226,981
Electric Utilities—3.9%
Alabama Power,
Sr. Notes, Ser. X	3.13	5/1/08	140,000	135,734
Dominion Resources/VA,
Sr. Notes, Ser. D	5.66	9/28/07	245,000 [a]	245,140
Duke Energy,
Sr. Notes	5.63	11/30/12	50,000	50,851
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	115,000	120,448
FPL Group Capital,
Gtd. Debs., Ser. B	5.55	2/16/08	90,000	90,245
National Grid,
Notes	6.30	8/1/16	72,000	75,117
NiSource Finance,
Gtd. Notes	3.20	11/1/06	40,000	40,000
NiSource Finance,
Gtd. Notes	5.97	11/23/09	45,000 [a]	45,033
NiSource Finance,
Gtd. Notes	7.88	11/15/10	110,000	119,025
Ohio Power,
Sr. Notes, Ser. G	6.60	2/15/33	20,000	21,589
Peco Energy,
First Mortgage Bonds	3.50	5/1/08	135,000	131,642
Pepco Holdings,
Notes	5.50	8/15/07	285,000	285,142
PP & L Capital Funding,
Gtd. Notes, Ser. D	8.38	6/15/07	60,000	61,037
Southern California Edison,
First Mortgage Notes	5.00	1/15/14	70,000	68,657
				1,489,660
Environmental Control—.8%
Oakmont Asset Trust,
Notes	4.51	12/22/08	155,000 [b]	151,509
Republic Services,
Notes	6.09	3/15/35	35,000	35,670

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Environmental Control (continued)
Waste Management,
Gtd. Notes	7.75	5/15/32	100,000	120,251
				307,430
Food & Beverages—1.3%
Coors Brewing,
Gtd. Notes	6.38	5/15/12	125,000	130,370
H.J. Heinz,
Notes	6.43	12/1/20	150,000 [b]	152,936
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	135,000	132,647
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	60,000	62,020
				477,973
Foreign/Governmental—1.0%
Poland Government,
Bonds, Ser. 0608 PLN	5.75	6/24/08	1,190,000 [d]	399,356
Health Care—1.4%
Quest Diagnostics,
Gtd. Notes	5.13	11/1/10	70,000	69,279
Schering-Plough,
Sr. Notes	5.55	12/1/13	125,000	125,917
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	115,000	112,921
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	150,000	149,903
WellPoint,
Unscd. Notes	5.00	1/15/11	75,000	74,282
				532,302
Industrial Gas—.1%
Praxair,
Notes	5.38	11/1/16	45,000	45,276
Lodging & Entertainment—.4%
Carnival,
Gtd. Notes	3.75	11/15/07	140,000	137,511
Manufacturing—.3%
Tyco International Group,
Gtd. Notes	6.88	1/15/29	110,000	123,828

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—1.6%
AOL Time Warner,
Gtd. Debs.	7.70	5/1/32	105,000	119,941
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	95,000	98,120
Comcast,
Gtd. Notes	5.67	7/14/09	160,000 [a]	160,419
Comcast,
Sr. Unscd. Notes	6.50	11/15/35	120,000	122,934
News America,
Gtd. Debs.	7.63	11/30/28	90,000	101,289
				602,703
Oil & Gas—1.4%
BJ Services,
Sr. Unscd. Notes	5.57	6/1/08	255,000 [a]	255,101
Buckeye Partners,
Notes	5.30	10/15/14	145,000	140,576
Hess,
Unscd. Notes	6.65	8/15/11	115,000	120,754
				516,431
Packaging & Containers—.3%
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	20,000 [b]	20,375
Sealed Air,
Notes	5.63	7/15/13	100,000 [b]	98,507
				118,882
Paper & Forest Products—.7%
International Paper,
Notes	5.85	10/30/12	65,000	66,865
Temple-Inland,
Bonds	6.63	1/15/18	120,000	125,873
Weyerhaeuser,
Notes	6.75	3/15/12	60,000	62,900
				255,638
Property & Casualty
Insurance—2.2%
Aegon Funding,
Gtd. Notes	5.75	12/15/20	70,000	71,293

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
American International Group,
Sr. Notes	5.05	10/1/15	120,000	117,455
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	25,000	29,140
Assurant,
Sr. Notes	6.75	2/15/34	35,000	38,075
Chubb,
Sr. Notes	5.47	8/16/08	200,000	200,547
Hartford Financial Services Group,
Sr. Unscd. Notes	5.55	8/16/08	170,000	170,990
ING Groep,
Bonds	5.78	12/29/49	90,000 [a]	89,755
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	60,000	62,161
Prudential Financial,
Sr. Notes	4.10	11/15/06	45,000 [a]	44,983
				824,399
Real Estate Investment Trusts—6.2%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	175,000	172,182
Arden Realty,
Notes	5.20	9/1/11	140,000	140,413
Arden Realty,
Notes	5.25	3/1/15	25,000	25,012
Boston Properties,
Sr. Notes	6.25	1/15/13	140,000	145,866
Brandywine Operating Partnership,
Gtd. Notes	5.82	4/1/09	75,000 [a]	75,149
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	100,000	101,922
Duke Realty,
Sr. Notes	5.25	1/15/10	300,000	299,445
EOP Operating,
Notes	5.97	10/1/10	45,000 [a]	45,460
EOP Operating,
Sr. Notes	7.00	7/15/11	135,000	143,705
ERP Operating,
Notes	5.13	3/15/16	75,000	72,894

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Federal Realty Investment Trust,
Notes	6.00	7/15/12	65,000	66,792
Federal Realty Investment Trust,
Bonds	6.20	1/15/17	90,000	93,553
Healthcare Realty Trust,
Sr. Notes	5.13	4/1/14	200,000	191,408
HRPT Properties Trust,
Sr. Unscd. Notes	5.99	3/16/11	100,000 [a]	100,273
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	100,000	98,700
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	70,000	67,720
Mack-Cali Realty,
Notes	5.25	1/15/12	35,000	34,630
Regency Centers,
Gtd. Notes	5.25	8/1/15	105,000	102,583
Simon Property Group,
Unscd. Notes	5.75	5/1/12	60,000	61,115
Simon Property,
Notes	5.63	8/15/14	135,000	136,813
Socgen Real Estate,
Bonds	7.64	12/29/49	200,000 [a,b]	204,043
				2,379,678
Residential Mortgage
Pass-Through Ctfs.—4.0%
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	77,232 [a,b]	77,166
Banc of America Mortgage
Securities, Ser. 2004-F, Cl. 2A7	4.15	7/25/34	267,696 [a]	261,708
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	6.03	4/25/36	119,769 [a,b]	119,769
CSAB Mortgage Backed Trust,
Ser. 2006-3, Cl. A1A	6.00	11/25/36	90,000 [a]	90,080
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.74	5/25/36	69,141 [a]	69,305
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B1	6.06	6/25/36	40,984 [a]	41,172

The Fund 21

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B2	6.07	6/25/36	99,961 [a]	99,541
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	190,000 [a]	185,857
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	105,000 [a]	103,378
Washington Mutual,
Ser. 2004-AR7, Cl. A6	3.94	7/25/34	150,000 [a]	145,782
Washington Mutual,
Ser. 2003-AR10, Cl. A6	4.06	10/25/33	125,000 [a]	122,553
Washington Mutual,
Ser. 2004-AR9, Cl. A7	4.17	8/25/34	195,000 [a]	190,041
				1,506,352
Retail—.4%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	60,000	60,983
Yum! Brands,
Sr. Notes	8.88	4/15/11	90,000	101,899
				162,882
State/Government
General Obligations—1.8%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	60,000	60,476
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	275,000	287,680
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	75,000 [a]	75,397
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	270,000	268,761
				692,314
Technology—.3%
Hewlett-Packard,
Sr. Unscd. Notes	5.52	5/22/09	100,000 [a]	100,198
Telecommunications—4.1%
AT & T Wireless Services,
Sr. Notes	7.88	3/1/11	170,000	186,555

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Cisco Systems,
Sr. Unscd. Notes	5.48	2/20/09	135,000 [a]	135,189
Deutsche Telekom International
Finance, Gtd. Notes	5.57	3/23/09	235,000 [a]	235,239
France Telecom,
Notes	7.75	3/1/11	90,000	98,954
France Telecom,
Notes	8.50	3/1/31	85,000	113,275
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	190,000	221,455
Sprint Capital,
Gtd. Notes	8.75	3/15/32	89,000	110,272
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	185,000	189,186
Verizon Communications,
Sr. Notes	5.54	8/15/07	100,000 [a]	100,093
Verizon Wireless Capital,
Notes	5.38	12/15/06	170,000	169,969
				1,560,187
Transportation—.5%
FedEx,
Notes	3.50	4/1/09	70,000	67,308
Ryder System,
Notes	5.00	6/15/12	45,000	43,954
Union Pacific,
Notes	6.50	4/15/12	80,000	84,569
				195,831
U.S. Government Agencies/
Mortgage-Backed—48.0%
Federal Home Loan Mortgage Corp.:
4.00%, 10/1/09			69,284	67,567
4.50%, 10/1/09			113,036	111,767
5.00%, 6/1/33			327,570	317,412
6.00%, 6/1/12—2/1/14			33,103	33,588
6.50%, 3/1/11—9/1/29			55,104	56,240
7.00%, 3/1/12			19,171	19,679
7.50%, 12/1/25—1/1/31			43,666	45,604
8.00%, 10/1/19—10/1/30			23,596	24,670
8.50%, 7/1/30			2,211	2,374
9.00%, 8/1/30			4,786	5,198

The Fund 23

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
5.00%	2,125,000 [e]	2,074,624
5.50%	5,210,000 [e]	5,169,770
6.00%	4,775,000 [e]	4,829,833
4.00%, 5/1/10	189,830	184,002
4.50%, 6/1/10	89,644	88,098
5.00%, 7/1/11—10/1/11	187,632	186,915
5.50%, 12/1/24—1/1/34	949,305	943,544
6.00%, 9/1/13—2/1/17	163,330	166,070
7.00%, 7/1/15—5/1/31	39,205	40,533
7.50%, 3/1/12—3/1/31	46,744	48,519
8.00%, 5/1/13—3/1/31	27,149	28,552
Grantor Trust,
Ser. 2001-T11, Cl. B,
5.50%, 9/25/11	210,000	215,072
Government National Mortgage Association I:
6.00%, 1/15/29	53,078	53,959
6.50%, 9/15/08—6/15/29	70,695	72,881
7.00%, 8/15/25—9/15/31	62,992	65,196
7.50%, 12/15/26—1/15/31	15,667	16,345
8.00%, 1/15/30—10/15/30	19,978	21,180
8.50%, 4/15/25	9,197	9,945
9.00%, 10/15/27	11,466	12,439
9.50%, 2/15/25	7,392	8,114
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	255,139	245,179
Ser. 2004-23, Cl. B, 2.95%, 3/16/19	245,200	235,393
Ser. 2004-57, Cl. A, 3.02%, 1/16/19	145,216	140,082
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	236,090	227,885
Ser. 2003-64, Cl. A, 3.09%, 4/16/24	65,437	64,312
Ser. 2004-9, Cl. A, 3.36%, 8/16/22	189,340	182,745
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23	317,711	307,179
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	218,946	212,398
Ser. 2004-67, Cl. A, 3.65%, 9/16/17	159,626	156,010
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	115,963	113,340
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	117,211	114,811
Ser. 2005-12, Cl. A, 4.04%, 5/16/21	84,903	83,185
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	122,132	119,744
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	250,680	246,163
Ser. 2006-9, Cl. A 4.20%, 8/16/26	286,111	279,681
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	98,142	96,042
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	33,404	32,842
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	269,874	264,192
Ser. 2006-51, Cl. A 4.25%, 10/16/30	149,753	146,244

24

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	61,877	60,939
		18,248,056
U.S. Government Securities—14.1%
U.S. Treasury Bonds
4.50%, 2/15/36	50,000 [f]	48,273
U.S. Treasury Inflation Protected Securities:
2.00%, 1/15/16	400,631 [g]	389,480
2.50%, 7/15/16	742,041 [g]	752,992
U.S. Treasury Notes:
4.50%, 2/28/11	55,000	54,858
4.63%, 10/31/11	4,025,000 [f]	4,036,322
4.88%, 4/30/08	75,000	75,126
		5,357,051
Total Bonds and Notes
(cost $53,623,582)		53,550,286

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
12-Month Euribor Interest Swap,
March 2007 @ 4.488	870,000	114
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4.00	1,900,000	3,089
		3,203
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	7,900,000	350
Total Options
(cost $14,135)		3,553

	Principal
Short-Term Investments—1.2%	Amount ($)	Value ($)

Corporate Notes—1.1%
Egyptian Treasury Bill,
9.06%, 3/15/07	420,000 [b,h]	424,318
U.S. Treasury Bills—.1%
4.86%, 12/7/06	50,000 [i]	49,751
Total Short-Term Investments
(cost $470,129)		474,069

The Fund 25

STATEMENT OF INVESTMENTS (continued)
Other Investment—.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $159,000)		159,000 [j]	159,000

Investment of Cash Collateral
for Securities Loaned—1.0%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $361,400)		361,400 [j]	361,400

Total Investments (cost $54,628,246)		143.4%	54,548,308

Liabilities, Less Cash and Receivables		(43.4%)	(16,511,430)

Net Assets		100.0%	38,036,878

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities
	amounted to $4,743,512 or 12.5% of net assets.
[c]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $293,343 and the total market value of the collateral held by the fund is $361,400.
[d]	Principal amount stated in U.S. Dollars unless otherwise noted.
PLN—Polish Zloty
[e]	Purchased on a forward commitment basis.
[f]	Purchased on a delayed delivery basis.
[g]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[h] Credit Linked Notes.
i	Held by a broker as collateral for open financial futures positions.
j	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	62.1	State/Government General Obligations 1.8
Corporate Bonds	48.4	Foreign/Governmental	1.0
Asset/Mortgage-Backed	27.5	Options/Futures/Swaps/Forward
Short-Term/Money		Currency Exchange Contracts	(.2)
Market Investments	2.6		143.2

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF FINANCIAL FUTURES October 31, 2006
		Market Value		Unrealized
		Covered by		Depreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Short
U.S. Treasury 2 Year Notes	10	(2,044,063)	December 2006	(5,493)
U.S. Treasury 10 Year Notes	13	(1,406,844)	December 2006	(15,976)
				(21,469)

See notes to financial statements.
STATEMENT OF OPTIONS WRITTEN October 31, 2006
Face Amount
Covered by
Contracts ($)	Value ($)

Put Options;

12-Month Euribor Interest Swap March 2007 @ 5.973

(Premiums received $3,132) 870,000 (192)

See notes to financial statements.

The Fund 27

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $293,343)—Note 1(c):
Unaffiliated issuers			54,107,846	54,027,908
Affiliated issuers			520,400	520,400
Cash denominated in foreign currencies			1,213	1,216
Receivable for open mortgage-backed dollar rolls—Note 4				6,004,828
Dividends and interest receivable				383,728
Receivable for investment securities sold				230,601
Unrealized appreciation on swap contracts—Note 4				42,306
Receivable for shares of Capital Stock subscribed				17,412
Swaps premium paid—Note 4				2,314
				61,230,713

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				30,658
Cash overdraft due to Custodian				88,034
Payable for open mortgage-backed dollar rolls—Note 4				17,132,546
Payable for investment securities purchased				5,459,832
Liability for securities on loan—Note 1(c)				361,400
Unrealized depreciation on swap contracts—Note 4				54,740
Payable for shares of Capital Stock redeemed				45,682
Unrealized depreciation on forward currency exchange contracts—Note 4				11,944
Payable for futures variation margin—Note 4				8,437
Payable to broker for swap transactions—Note 4				370
Outstanding options written, at value (premiums
received $3,132)—See Statement of Options Written				192
				23,193,835

Net Assets ($)				38,036,878

Composition of Net Assets ($):
Paid-in capital				39,085,533
Accumulated undistributed investment income—net				47,515
Accumulated net realized gain (loss) on investments				(973,550)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
[including ($21,469) net unrealized (depreciation) on financial futures]				(122,620)

Net Assets ($)				38,036,878

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	15,326,526	6,977,302	5,976,639	9,756,411
Shares Outstanding	1,390,892	631,179	548,431	885,498

Net Asset Value Per Share ($)	11.02	11.05	10.90	11.02

See notes to financial statements.

28

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Interest	2,090,389
Cash dividends;
Affiliated issuers	18,064
Income from securities lending	1,111
Total Income	2,109,564
Expenses:
Management fee—Note 3(a)	254,208
Distribution and service fees—Note 3(b)	158,130
Loan commitment fees—Note 2	442
Total Expenses	412,780
Investment Income—Net	1,696,784

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,025,442)
Net realized gain (loss) on financial futures	100,087
Net realized gain (loss) on options transactions	856
Net realized gain (loss) on swap transactions	73,411
Net realized gain (loss) on forward currency exchange contracts	104,846
Net Realized Gain (Loss)	(746,242)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
[including ($61,031) net unrealized (depreciation) on financial futures]	792,765
Net Realized and Unrealized Gain (Loss) on Investments	46,523
Net Increase in Net Assets Resulting from Operations	1,743,307

See notes to financial statements.

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	1,696,784	1,722,973
Net realized gain (loss) on investments	(746,242)	569,229
Net unrealized appreciation
(depreciation) on investments	792,765	(1,856,316)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,743,307	435,886

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(680,928)	(658,622)
Class B shares	(335,096)	(431,596)
Class C shares	(252,957)	(258,788)
Class R shares	(475,213)	(456,688)
Net realized gain on investments:
Class A shares	(207,472)	(222,110)
Class B shares	(136,745)	(189,155)
Class C shares	(96,730)	(108,849)
Class R shares	(148,257)	(151,727)
Total Dividends	(2,333,398)	(2,477,535)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	3,888,239	5,663,294
Class B shares	1,017,946	1,182,035
Class C shares	1,969,351	1,482,037
Class R shares	642,285	849,558
Dividends reinvested:
Class A shares	488,232	474,884
Class B shares	323,839	403,292
Class C shares	238,216	255,034
Class R shares	375,567	353,603
Cost of shares redeemed:
Class A shares	(6,143,104)	(7,455,608)
Class B shares	(6,060,353)	(6,405,479)
Class C shares	(4,134,623)	(3,250,521)
Class R shares	(2,900,782)	(2,147,487)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(10,295,187)	(8,595,358)
Total Increase (Decrease) in Net Assets	(10,885,278)	(10,637,007)

Net Assets ($):
Beginning of Period	48,922,156	59,559,163
End of Period	38,036,878	48,922,156
Undistributed (distributions in excess of)
investment income—net	47,515	(17,252)

30

	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	356,201	497,578
Shares issued for dividends reinvested	44,631	41,795
Shares redeemed	(561,439)	(655,500)
Net Increase (Decrease) in Shares Outstanding	(160,607)	(116,127)

Class B [a]
Shares sold	92,560	103,892
Shares issued for dividends reinvested	29,457	35,378
Shares redeemed	(552,149)	(562,088)
Net Increase (Decrease) in Shares Outstanding	(430,132)	(422,818)

Class C
Shares sold	183,427	131,899
Shares issued for dividends reinvested	21,990	22,694
Shares redeemed	(382,795)	(288,381)
Net Increase (Decrease) in Shares Outstanding	(177,378)	(133,788)

Class R
Shares sold	58,448	75,580
Shares issued for dividends reinvested	34,341	31,128
Shares redeemed	(266,553)	(188,772)
Net Increase (Decrease) in Shares Outstanding	(173,764)	(82,064)

[a] During the period ended October 31, 2006, 199,984 Class B shares representing $2,187,755 were automatically converted to 200,604 Class A shares and during the period ended October 31, 2005, 212,314 Class B shares representing $2,419,649 were automatically converted to 212,954 Class A shares.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	11.14	11.57	11.44	11.44	11.46
Investment Operations:
Investment income—net [a]	.45	.38	.38	.37	.49
Net realized and unrealized
gain (loss) on investments	.03	(.28)	.16	.01	.00[b]
Total from Investment Operations	.48	.10	.54	.38	.49
Distributions:
Dividends from investment income—net	(.46)	(.40)	(.40)	(.38)	(.51)
Dividends from net realized
gain on investments	(.14)	(.13)	(.01)	—	—
Total Distributions	(.60)	(.53)	(.41)	(.38)	(.51)
Net asset value, end of period	11.02	11.14	11.57	11.44	11.44

Total Return (%) [c]	4.52	.88	4.76	3.34	4.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	4.13	3.34	3.33	3.13	4.44
Portfolio Turnover Rate	458.50[d]	388.58[d]	202.27[d]	173.68	136.77

Net Assets, end of period ($ x 1,000)	15,327	17,278	19,293	20,176	17,159

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006,
	October 31, 2005 and October 31, 2004 were 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

32

		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	11.17	11.61	11.47	11.48	11.49
Investment Operations:
Investment income—net [a]	.39	.32	.32	.30	.44
Net realized and unrealized
gain (loss) on investments	.04	(.29)	.17	.01	.00[b]
Total from Investment Operations	.43	.03	.49	.31	.44
Distributions:
Dividends from investment income—net	(.41)	(.34)	(.34)	(.32)	(.45)
Dividends from net realized
gain on investments	(.14)	(.13)	(.01)	—	—
Total Distributions	(.55)	(.47)	(.35)	(.32)	(.45)
Net asset value, end of period	11.05	11.17	11.61	11.47	11.48

Total Return (%) [c]	4.00	.29	4.32	2.74	4.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.62	2.84	2.83	2.64	3.93
Portfolio Turnover Rate	458.50[d]	388.58[d]	202.27[d]	173.68	136.77

Net Assets, end of period ($ x 1,000)	6,977	11,855	17,225	24,877	26,352

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006,
	October 31, 2005 and October 31, 2004 were 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	11.01	11.44	11.31	11.32	11.33
Investment Operations:
Investment income—net [a]	.39	.32	.32	.30	.43
Net realized and unrealized
gain (loss) on investments	.05	(.28)	.15	.01	.00[b]
Total from Investment Operations	.44	.04	.47	.31	.43
Distributions:
Dividends from investment income—net	(.41)	(.34)	(.33)	(.32)	(.44)
Dividends from net realized
gain on investments	(.14)	(.13)	(.01)	—	—
Total Distributions	(.55)	(.47)	(.34)	(.32)	(.44)
Net asset value, end of period	10.90	11.01	11.44	11.31	11.32

Total Return (%) [c]	4.10	.34	4.25	2.73	4.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.63	2.83	2.83	2.64	3.90
Portfolio Turnover Rate	458.50[d]	388.58[d]	202.27[d]	173.68	136.77

Net Assets, end of period ($ x 1,000)	5,977	7,994	9,838	11,104	7,603

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006,
	October 31, 2005 and October 31, 2004 were 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

34

		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	11.13	11.57	11.44	11.44	11.46
Investment Operations:
Investment income—net [a]	.48	.41	.41	.39	.54
Net realized and unrealized
gain (loss) on investments	.04	(.29)	.15	.02	(.03)
Total from Investment Operations	.52	.12	.56	.41	.51
Distributions:
Dividends from investment income—net	(.49)	(.43)	(.42)	(.41)	(.53)
Dividends from net realized
gain on investments	(.14)	(.13)	(.01)	—	—
Total Distributions	(.63)	(.56)	(.43)	(.41)	(.53)
Net asset value, end of period	11.02	11.13	11.57	11.44	11.44

Total Return (%)	4.87	1.03	5.02	3.61	4.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	4.37	3.57	3.57	3.37	4.80
Portfolio Turnover Rate	458.50[b]	388.58[b]	202.27[b]	173.68	136.77

Net Assets, end of period ($ x 1,000)	9,756	11,794	13,203	14,711	21,796

[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2006,
	October 31, 2005 and October 31, 2004 were 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity.Although the fund may invest in obligations with different remaining maturities,the fund’s average maturity normally will not exceed ten years.The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

36

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

• By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

• With the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

• By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

• For Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors.Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered

38

investment companies are valued at their NAV. Financial futures and options,which are traded on an exchange,are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corpo-

40

rate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $54,576, accumulated capital losses $980,113 and unrealized depreciation $123,119.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were as follows: ordinary income $2,037,113 and $1,805,694 and long-term capital gains $296,285 and $671,841, respectively.

During the period ended October 31,2006,as a result of permanent book to tax differences, primarily due to the tax treatment for paydowns gains and losses on mortgage-backed securities, foreign currency transactions, sale treatment for treasury inflation protected securities and treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $112,177, decreased accumulated net realized gain (loss) on investments by $106,029 and decreased paid-in capital by $6,148. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, cus-

42

tody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2006, the Distributor retained $280 from commissions earned on sales of the fund’s Class A shares and $14,008 and $355 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2006, Class A, Class B and Class C shares were charged $40,080, $44,932 and $33,768, respectively, pursuant to their respective Plans. During the period ended October 31, 2006, Class B and Class C shares were charged $22,466 and $16,884, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $19,082, Rule 12b-1 distribution plan fees $8,807 and service plan fees $2,769.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash

44

collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions, during the period ended October 31, 2006, amounted to $261,406,298 and $267,269,758, respectively, of which $124,767,665 in purchases and $124,853,610 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Contracts open at October 31,2006,are set forth in the Statement of Financial Futures.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2005	4,100,000	15,587
Contracts written	20,500,000	73,550
Contracts terminated:
Contracts closed	10,010,000	33,614	92,941	(59,327)
Contracts expired	13,720,000	52,391	—	52,391
Total contracts
terminated	23,730,000	86,005	92,941	(6,936)
Contracts outstanding
October 31, 2006	870,000	3,132

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is oblig-

46

ated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Poland Zloty,
expiring 12/20/2006	1,230,000	394,775	406,719	(11,944)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the fund at October 31, 2006:

					Unrealized
Notional	Reference		Receive (Pay)		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

84,000	Alcoa, 6%,	Bear
	1/15/2012	Stearns & Co.	(.42)	6/20/2010	(903)
186,000	Alcoa, 6.5%,	Bear
	6/1/2011	Stearns & Co.	(.52)	6/20/2010	(2,676)
125,000	CMLTI 2006-WMC1,
	Cl. M8, 7.22%,	Morgan
	12/25/2035	Stanley	(1.20)	12/25/2035	202
270,000	ConocoPhillips,	Bear
	4.75%, 10/15/2012	Stearns & Co.	(.31)	6/20/2010	(1,750)
390,000	Cox Communications,
	6.8%, 8/1/2028	Deutsche Bank	(.33)	9/20/2009	(1,726)
390,000	Cox Communications,
	6.8%, 8/1/2028	Deutsche Bank	.60	9/20/2011	3,880
390,000	Enterprise Products
	Operating, 6.375%,
	2/1/2013	Deutsche Bank	(.28)	9/20/2009	(237)
390,000	Enterprise Products
	Operating, 6.375%,
	2/1/2013	Deutsche Bank	.50	9/20/2011	1,324
650,000	iTraxx@ Europe
	Series 5 Version 1	Deutsche Bank	.40	6/20/2011	4,261
125,000	JPMAC 2005-FRE1,
	Cl. M8, 7.12%,	Morgan
	10/25/2035	Stanley	(1.17)	10/25/2035	333
800,000	JPMCC 2006-CB15,
	Cl. AJ, 5.89%	J.P. Morgan
	6/12/2043	Chase Bank	(1.28)	6/20/2016	(33)
333,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.19)	12/20/2011	(819)
260,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(1,730)
90,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(601)
170,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(1,133)
240,000	Koninklijke KPN N.V.,
	8%, 10/1/2010	Deutsche Bank	(.85)	12/20/2010	(4,659)
370,000	Koninklijke KPN N.V.,	J.P. Morgan
	8%, 10/1/2010	Chase Bank	(.86)	12/20/2010	(7,325)
125,000	MABS Trust
	2005-WMC1,	J.P. Morgan
	Cl. M8, 3/25/2035	Chase Bank	(1.18)	4/25/2009	1,315
48

					Unrealized
Notional	Reference		Receive (Pay)		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

340,000	Morgan Stanley,
	6.6%, 4/1/2012	Citigroup	(.62)	6/20/2015	(7,938)
126,000	Nucor, 4.875%,	Bear
	10/1/2012	Stearns & Co.	(.40)	6/20/2010	(1,162)
325,000	Structured Index	Morgan Stanley	(.70)	6/20/2013	(1,511)
325,000	Structured Index	Morgan Stanley	2.25	6/20/2016	19,944
200,000	Verizon Global
	Funding, 7.25%,	J.P. Morgan
	12/1/2010	Chase Bank	(.66)	9/20/2011	1,301
70,000	VF, 8.5%, 10/1/2010	Morgan Stanley	(.45)	6/20/2011	(742)
160,000	VF, 8.5%, 10/1/2010	Morgan Stanley	(.46)	6/20/2011	(1,764)
130,000	VF, 8.5%, 10/1/2010	Morgan Stanley	(.72)	6/20/2016	(2,816)
220,000	VF, 8.5%, 10/1/2010	UBS Warburg	(.45)	6/20/2011	(2,331)
390,000	Wolters Kluwer,
	5.125%, 1/27/2014	Deutsche Bank	(.72)	9/20/2013	(4,551)
Total					(13,847)

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at October 31, 2006:

					Unrealized
Notional	Reference		Receive (Pay)		Appreciation
Amount	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

228,000,000	JPY-6 Month
	LIBOR BBA	UBS Warburg	.88	5/11/2008	9,746
1,224,000	USD-3 Month	J.P. Morgan
	LIBOR BBA	Chase Bank	4.17	5/13/2008	(8,333)
Total					1,413

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2006, the cost of investments for federal income tax purposes was $54,635,397; accordingly, accumulated net unrealized depreciation on investments was $87,089, consisting of $344,014 gross unrealized appreciation and $431,103 gross unrealized depreciation.

The Fund 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written of Dreyfus Premier Limited Term Income Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U. S. generally accepted accounting principles.

New York, New York December 21, 2006
50

IMPORTANT TAX INFORMATION (Unaudited)

The Fund hereby designates 93.39% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying “interest related dividends”. Also, the fund hereby designates $.0704 per share as a long-term capital gain distribution of the $.1400 per share paid on December 19, 2005.

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
James M. Fitzgibbons (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27
———————
J. Tomlinson Fort (78)
Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 27
———————
Kenneth A. Himmel (60)
Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
52

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)
No. of Portfolios for which Board Member Serves: 27
———————
Roslyn M. Watson (57)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Benaree Pratt Wiley (60)
Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Advisory Board
• The Boston Foundation, Director
• Harvard Business School Alumni Board, Director
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 53

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

54

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 55

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Limited Term Income Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
27	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier
Small Cap Value Fund

The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Cap Value Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Ronald P. Gala and Adam T. Logan, Portfolio Managers

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund’s Class A, B, C, R and T shares produced total returns of 13.18%, 12.28%, 12.32%, 13.43% and 12.88%, respectively.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 22.90% .2

A strong U.S. economy and stabilizing short-term interest rates helped small-cap value stocks rank among the better-performing investment styles during the reporting period. The fund’s returns lagged its benchmark, primarily because of its focus on higher-quality companies at the beginning of the reporting period in which lower-quality companies fared better.

What is the fund’s investment approach?

The fund, which seeks capital appreciation, normally invests at least 80% of its assets in stocks of small U.S. companies.We use a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management techniques to select undervalued stocks,which are normally characterized by relatively low price-to-earnings and low price-to-book ratios. Using our own and third-party fundamental research, we select what we believe to be the most attractive companies from this pool of undervalued stocks. The fund is constructed with an emphasis on diversification and risk management, so that its sector weightings and risk characteristics are generally in line with those of its benchmark.

What other factors influenced the fund’s performance?

After a period of heightened volatility at the mid point of the reporting period, a more favorable market environment began to emerge late summer, and cooling housing markets and more moderate employment gains helped to dampen inflation expectations. Indeed, after

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

hitting record highs, oil prices began a steep decline in August 2006, and the Federal Reserve Board (the “Fed”) held short-term interest rates unchanged at 5.25% .The Fed’s decision to pause after more than two years of steady rate hikes reassured investors that interest rates probably would not move much higher. Small-cap stocks benefited as investors’ previous inflation and interest-rate concerns waned.

While the fund participated to a degree in the small-cap value market’s rally, its performance compared to the benchmark was hindered by our emphasis on higher-quality companies. In contrast, throughout the reporting period other investors seemed willing to disregard inconsistent earnings histories and highly leveraged balance sheets in their pursuit of small companies with high expected growth rates. Because our investment process tends to steer us away from such companies, the fund’s results in the rally did not keep pace with the market’s. Still, we are pleased that the fund’s portfolio of high-quality stocks produced strong gains.

The fund’s top performers included oil refiners, followed by heavy electrical equipment manufacturers, biotechnology firms and specialty retailers. In the oil refinery industry, profit margins were supported by high oil prices for most of the reporting period. In fact, one of the fund’s top performers was Frontier Oil, a Houston-based refiner and marketer of petroleum products, which we sold after it had appreciated to a point where it no longer fit the small-cap category. Among makers of heavy electrical equipment, Rofin Sinar Technologies, a Michigan-based manufacturer of laser-based products serving the industrial machinery sector, benefited from robust growth in customer demand. In the biotechnology area, Vertex Pharmaceuticals, a Cambridge, Massachusetts-based developer of drugs addressing viral illnesses, had particularly good success with a treatment for Hepatitis C. In specialty retailing, PetMed Express, an online, mail order and phone order pet pharmacy, displayed strong earnings momentum.

On the other hand, the fund’s greatest detractors from relative performance were mining stocks in the basic materials sector, where the fund’s return in that sector was roughly 32% and fell short of the

4

benchmark’s return in that sector of approximately 59%. Some small steel companies that are part of the benchmark, which were not invested in by the fund, produced returns of 100% or more.The food and beverage sector also detracted from relative performance. In particular, Chiquita Brands International posted disappointing earnings, while shares of Pilgrim’s Pride, a poultry processor, were adversely affected by avian flu concerns. The fund’s single worst-performing stock for the period was Scottish Re Group, a Bermuda-based insurance company, which announced an unexpected loss in the third quarter of 2006 and was downgraded by the independent credit agencies.

What is the fund’s current strategy?

While we recently have trimmed the fund’s positions in strong performing areas as oil refining, we have continued to allocate the fund’s assets to the market’s various sectors in proportions that roughly match their representations in the benchmark, a strategy that is designed to help us focus on adding value through stock selection. In addition, we have continued to favor high-quality companies, which we believe enable the fund to participate in rallies while preserving capital during market declines.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

T h e F u n d 5

F U N D P E R F O R M A N C E

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Russell 2000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Small Cap Value Fund on 4/1/98 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	4/1/98	6.68%	15.98%	8.72%
without sales charge	4/1/98	13.18%	17.37%	9.47%
Class B shares
with applicable redemption charge †	4/1/98	8.28%	16.30%	8.91%
without redemption	4/1/98	12.28%	16.52%	8.91%
Class C shares
with applicable redemption charge ††	4/1/98	11.32%	16.49%	8.68%
without redemption	4/1/98	12.32%	16.49%	8.68%
Class R shares	4/1/98	13.43%	17.67%	9.76%
Class T shares
with applicable sales charge (4.5%)	3/1/00	7.80%	15.99%	14.46%
without sales charge	3/1/00	12.88%	17.06%	15.26%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Value Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.54	$ 11.29	$ 11.29	$ 6.29	$ 8.79
Ending value (after expenses)	$994.90	$991.10	$991.50	$996.20	$993.60

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.63	$ 11.42	$ 11.42	$ 6.36	$ 8.89
Ending value (after expenses)	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

S TAT E M E N T O F I N V E S T M E N T S
O c t o b e r 3 1 , 2 0 0 6

Common Stocks—97.8%	Shares	Value ($)

Consumer Cyclical—8.4%
Applebee’s International	101,296	2,311,575
Brown Shoe	61,900	2,411,624
Cache	105,900 [a,b]	2,271,555
Carter’s	107,100 [b]	3,023,433
Cato, Cl. A	153,200	3,506,748
Children’s Place Retail Stores	38,600 [a,b]	2,709,334
Genesco	57,900 [a,b]	2,175,303
Group 1 Automotive	101,200	5,799,772
Hartmarx	301,100 [b]	2,140,821
Insight Enterprises	140,800 [b]	3,025,792
Jack in the Box	77,900 [b]	4,370,969
Kellwood	79,900 [a]	2,444,940
Longs Drug Stores	62,500 [a]	2,690,000
McCormick & Schmick’s
Seafood Restaurants	84,900 [b]	2,232,021
Monarch Casino & Resort	92,500 [b]	2,051,650
Morton’s Restaurant Group	117,800	1,907,182
O’Charleys	147,100 [b]	2,925,819
Payless ShoeSource	181,500 [b]	4,855,125
Phillips-Van Heusen	52,100	2,384,096
Sonic Automotive	111,500	2,932,450
Stein Mart	170,000	2,782,900
Wolverine World Wide	95,400 [a]	2,705,544
		63,658,653
Consumer Hard Goods—3.1%
American Axle & Manufacturing Holdings	46,100 [a]	864,375
ArvinMeritor	114,800 [a]	1,724,296
Audiovox, Cl. A	213,500 [b]	2,801,120
Commercial Vehicle Group	78,100 [b]	1,608,860
Furniture Brands International	181,900 [a]	3,383,340
K2	214,500 [b]	2,930,070
Marvel Entertainment	92,100 [a,b]	2,334,735
Movado Group	98,200 [a]	2,528,650
Oakley	111,500 [a]	2,071,670
TRW Automotive Holdings	115,000 [b]	2,949,750
		23,196,866

	T h e	F u n d	9

S TAT E M E N T O F I N V E S T M E N T S (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Staples—3.4%
Casey’s General Stores	204,300	4,958,361
Elizabeth Arden	111,300 [b]	1,941,072
Flowers Foods	191,400	5,200,338
Performance Food Group	72,300 [a,b]	2,101,761
Ralcorp Holdings	52,200 [b]	2,581,290
Reddy Ice Holdings	74,500 [a]	1,788,000
TreeHouse Foods	182,200 [b]	4,620,592
Tupperware Brands	113,500	2,409,605
		25,601,019
Financial—22.3%
1st Source	56,570	1,785,349
Argonaut Group	138,300 [b]	4,703,583
Asta Funding	106,500 [a]	3,625,260
Bancorp	63,300 [b]	1,522,365
BankUnited Financial, Cl. A	209,400 [a]	5,647,518
Boston Private Financial Holdings	120,900	3,341,676
Calamos Asset Management, Cl. A	97,700	2,854,794
Cardinal Financial	102,000	1,050,600
Centennial Bank Holdings	127,000 [a,b]	1,219,200
Chittenden	80,700	2,379,843
Citizens Banking	131,300 [a]	3,409,861
Columbia Banking System	84,300	2,670,624
Community Bancorp/NV	67,000 [a,b]	1,943,670
CompuCredit	93,400 [a,b]	3,246,584
Corus Bankshares	150,300 [a]	3,085,659
CVB Financial	137,500 [a]	1,997,875
Delphi Financial Group, Cl. A	64,350 [a]	2,525,738
F.N.B.	147,600 [a]	2,498,868
First Charter	94,900 [a]	2,362,061
First Citizens Bancshares/NC, Cl. A	20,600	3,868,680
First Community Bancorp/CA	120,100 [a]	6,421,747
First Niagara Financial Group	320,300	4,586,696
First Republic Bank/San Francisco, CA	72,000	2,803,680
FirstFed Financial	63,900 [a,b]	3,947,103
Fremont General	159,600 [a]	2,318,988
Greater Bay Bancorp	182,200	4,691,650

10

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Hanmi Financial	124,400 [a]	2,658,428
Horace Mann Educators	155,000	3,121,700
Investment Technology Group	56,600 [b]	2,643,220
Irwin Financial	112,900	2,502,993
Jefferies Group	76,600 [a]	2,200,718
KNBT Bancorp	127,500	2,181,525
Knight Capital Group, Cl. A	299,100 [b]	5,578,215
LandAmerica Financial Group	88,700 [a]	5,596,083
MainSource Financial Group	78,328	1,424,003
National Financial Partners	116,300 [a]	4,582,220
NewAlliance Bancshares	195,000	3,018,600
Ohio Casualty	149,100	4,089,813
Phoenix Cos.	176,200	2,791,008
Platinum Underwriters Holdings	88,500	2,642,610
PMA Capital, Cl. A	157,600 [a,b]	1,494,048
Provident Financial Services	177,600	3,257,184
SeaBright Insurance Holdings	209,600 [b]	3,439,536
Simmons First National, Cl. A	42,000	1,289,400
Southwest Bancorp	60,700	1,645,577
Sterling Bancshares/TX	342,700	6,274,837
Sterling Financial/WA	69,300	2,304,918
SVB Financial Group	84,200 [a,b]	3,874,884
Taylor Capital Group	32,700	1,139,595
Umpqua Holdings	67,300 [a]	1,900,552
Union Bankshares/VA	44,999 [a]	1,351,770
United Community Banks/GA	81,000 [a]	2,546,640
Universal American Financial	210,200 [a,b]	3,907,618
Whitney Holding	85,600	2,795,696
Zenith National Insurance	118,300 [a]	5,503,316
		168,266,379
Health Care—5.6%
Alpharma, Cl. A	144,500	3,189,115
AMERIGROUP	80,800 [b]	2,420,768
Arena Pharmaceuticals	89,000 [a,b]	1,357,250
Chattem	62,400 [a,b]	2,647,008
CONMED	136,200 [b]	3,022,278

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Gentiva Health Services	110,700 [b]	2,053,485
Greatbatch	91,500 [b]	2,057,835
Haemonetics/Mass.	66,000 [b]	3,009,600
HealthTronics	434,300 [b]	3,009,699
Kindred Healthcare	91,100 [b]	2,459,700
Magellan Health Services	62,000 [b]	2,705,680
NBTY	128,300 [b]	3,569,306
Perrigo	123,400	2,207,626
Prestige Brands Holdings	158,000 [b]	1,864,400
Sciele Pharma	117,000 [a,b]	2,551,770
STERIS	170,800	4,162,396
		42,287,916
Industrial—10.1%
ABM Industries	142,900 [a]	2,837,994
Armor Holdings	50,900 [a,b]	2,619,314
Belden CDT	68,100	2,465,220
Building Material Holding	167,300 [a]	4,359,838
EnPro Industries	208,900 [a,b]	6,684,800
FreightCar America	37,700	2,004,509
Gardner Denver	104,900 [b]	3,565,551
Genesee & Wyoming, Cl. A	101,250 [a,b]	2,844,112
Granite Construction	53,000 [a]	2,761,300
Greenbrier Cos.	90,400	3,390,000
Healthcare Services Group	189,800 [a]	5,158,764
Hewitt Associates, Cl. A	94,900 [b]	2,375,347
LSI Industries	177,600	3,187,920
Metal Management	63,200	1,736,736
Moog, Cl. A	62,100 [b]	2,316,330
Old Dominion Freight Line	80,400 [b]	2,223,864
Orbital Sciences	228,700 [b]	4,153,192
Pacer International	131,100	4,023,459
Rofin-Sinar Technologies	61,900 [b]	3,811,802
Shaw Group	92,500 [a,b]	2,456,800
Spherion	274,200 [b]	1,987,950
URS	87,000 [b]	3,515,670

12

Common Stocks (continued)	Shares		Value ($)

Industrial (continued)
Washington Group International	58,100	[b]	3,289,622
Watts Water Technologies, Cl. A	59,900	[a]	2,229,478
			75,999,572
Information Services—6.7%
American Reprographics	80,400	[b]	2,854,200
CBIZ	382,900	[a,b]	2,695,616
Cox Radio, Cl. A	197,000	[b]	3,317,480
Earthlink	418,800	[b]	2,939,976
eFunds	105,700	[a,b]	2,621,360
Entravision Communications, Cl. A	255,600	[b]	1,876,104
First Advantage, Cl. A	181,800	[a,b]	3,783,258
FTI Consulting	111,500	[b]	3,167,715
Harris Interactive	317,000	[b]	2,117,560
John H. Harland	66,000		2,698,740
Journal Communications, Cl. A	290,500		3,398,850
Kronos/MA	60,900	[b]	2,064,510
MAXIMUS	85,500		2,386,305
MPS Group	300,100	[b]	4,576,525
NeuStar, Cl. A	112,000	[a,b]	3,272,640
Perot Systems, Cl. A	143,100	[b]	2,110,725
Scholastic	85,800	[b]	2,695,836
SonicWALL	182,900	[a,b]	1,920,450
			50,497,850
Materials—6.4%
Arch Chemicals	65,800		2,201,668
CF Industries Holdings	257,600	[a]	5,105,632
Greif, Cl. A	78,900	[a]	7,393,719
H.B. Fuller	272,000	[a]	6,742,880
PolyOne	252,400	[b]	2,069,680
Quanex	79,900		2,677,449
Reliance Steel & Aluminum	80,000		2,748,000
Ryerson	137,400	[a]	3,311,340
Silgan Holdings	123,200		5,096,784
Steel Technologies	80,200		1,539,038
Superior Essex	57,000	[b]	2,136,930

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)
Common Stocks (continued)	Shares	Value ($)

Materials (continued)
United Stationers	79,800 [b]	3,810,450
USEC	164,200	1,832,472
Westlake Chemical	46,100	1,454,455
		48,120,497
Oil & Gas Producers—3.8%
Basic Energy Services	107,300	2,622,412
Callon Petroleum	241,800 [b]	3,718,884
Cimarex Energy	117,200	4,221,544
Dril-Quip	80,600 [b]	3,174,028
Edge Petroleum	119,500 [b]	2,176,095
Parker Drilling	303,600 [a,b]	2,486,484
RPC	100,400	2,180,688
Stone Energy	59,000 [b]	2,299,230
Swift Energy	78,800 [b]	3,681,536
Universal Compression Holdings	38,600 [a,b]	2,326,036
		28,886,937
Real Estate Investment Trusts—10.3%
BioMed Realty Trust	145,400	4,686,242
Brandywine Realty Trust	61,800	2,061,648
Cedar Shopping Centers	276,700 [a]	4,623,657
Entertainment Properties Trust	88,300	4,856,500
Equity Inns	227,900	3,824,162
FelCor Lodging Trust	254,000	5,273,040
First Potomac Realty Trust	63,500 [a]	1,964,690
Health Care REIT	83,000 [a]	3,426,240
Highland Hospitality	406,500	5,617,830
Kite Realty Group Trust	103,700	1,901,858
Lexington Corporate Properties Trust	244,600 [a]	5,209,980
National Retail Properties	195,400 [a]	4,390,638
Newcastle Investment	112,200 [a]	3,328,974
Omega Healthcare Investors	177,200	2,991,136
Parkway Properties/Md	75,500	3,725,170
Pennsylvania Real Estate
Investment Trust	142,000	6,120,200
Potlatch	44,943 [a]	1,824,686
Realty Income	181,500 [a]	4,791,600

14

Common Stocks (continued)	Shares	Value ($)

Real Estate Investment Trusts (continued)
Spirit Finance	412,200 [a]	4,909,302
Winston Hotels	197,600	2,390,960
		77,918,513
Technology—11.3%
Actuate	365,900 [b]	1,909,998
ADTRAN	90,500 [a]	2,094,170
Aeroflex	335,700 [b]	3,625,560
Agilysys	127,100	1,884,893
Andrew	246,000 [b]	2,277,960
Avid Technology	132,400 [a,b]	4,782,288
Avocent	163,300 [b]	5,994,743
Blackbaud	96,500	2,412,500
Brocade Communications Systems	350,200 [a,b]	2,840,122
Cabot Microelectronics	95,400 [a,b]	2,723,670
CalAmp	143,500 [b]	954,275
Checkpoint Systems	152,600 [b]	2,778,846
Coherent	74,000 [b]	2,385,020
Covansys	117,700 [b]	2,754,180
Cymer	47,600 [a,b]	2,205,308
Digi International	112,800 [b]	1,581,456
EMS Technologies	79,700 [b]	1,454,525
Emulex	177,300 [a,b]	3,333,240
Entegris	208,700 [b]	2,339,527
ESCO Technologies	41,300 [a,b]	1,793,246
Foundry Networks	128,000 [a,b]	1,620,480
JDA Software Group	272,600 [b]	4,009,946
Lawson Software	223,200 [a,b]	1,700,784
Macrovision	80,800 [a,b]	2,150,088
MapInfo	111,900 [b]	1,502,817
Mattson Technology	155,700 [a,b]	1,522,746
Methode Electronics	165,000	1,826,550
MTS Systems	67,900	2,260,391
Palm	112,300 [a,b]	1,723,805
Polycom	117,100 [b]	3,208,540
Portalplayer	72,200 [a,b]	868,566

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Premiere Global Services	135,200 [a,b]	1,124,864
Secure Computing	331,100 [a,b]	2,377,298
Silicon Image	106,000 [b]	1,253,980
SpectraLink	149,900	1,383,577
TIBCO Software	407,900 [b]	3,773,075
Westell Technologies, Cl. A	513,100 [b]	1,231,440
		85,664,474
Telecommunications—.8%
Brightpoint	94,800 [a,b]	1,147,080
Cincinnati Bell	435,100 [b]	2,040,619
Consolidated Communications Holdings	167,500 [a]	3,082,000
		6,269,699
Utilities—5.6%
Allete	119,300	5,380,430
Atmos Energy	105,000	3,226,650
Black Hills	54,000	1,863,540
Cleco	180,000 [a]	4,626,000
El Paso Electric	94,800 [b]	2,214,528
Great Plains Energy	115,600 [a]	3,761,624
IDACORP	73,300 [a]	2,890,219
New Jersey Resources	77,000	3,993,220
Northwest Natural Gas	62,100	2,569,077
Piedmont Natural Gas	89,200 [a]	2,408,400
Southwest Gas	75,100	2,694,588
Westar Energy	134,100	3,395,412
WGL Holdings	90,000 [a]	2,920,500
		41,944,188
Total Common Stocks
(cost $685,626,180)		738,312,563

Other Investment—.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,933,000)	6,933,000 [c]	6,933,000

16

Investment of Cash Collateral
for Securities Loaned—12.1%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $91,324,106)		91,324,106 [c]	91,324,106

Total Investments (cost $783,883,286)		110.8%	836,569,669

Liabilities, Less Cash and Receivables		(10.8%)	(81,786,534)

Net Assets		100.0%	754,783,135

[a]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $90,646,145 and the total market value of the collateral held by the fund is $94,177,106, consisting of
	cash collateral of $91,324,106 and U.S. Government and agency securities valued at $2,853,000.
[b] Non-income producing security.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Financial	22.3	Information Services	6.7
Money Market Investments	13.0	Materials	6.4
Technology	11.3	Health Care	5.6
Real Estate Investment Trusts	10.3	Utilities	5.6
Industrial	10.1	Other	11.1
Consumer Cyclical	8.4		110.8

† Based on net assets.
See notes to financial statements.

T h e F u n d 17

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

O c t o b e r 3 1 , 2 0 0 6

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $90,646,145)—Note 1(b):
Unaffiliated issuers			685,626,180		738,312,563
Affiliated issuers				98,257,106	98,257,106
Cash					818,039
Receivable for investment securities sold					28,225,781
Receivable for shares of Capital Stock subscribed					1,016,105
Dividends and interest receivable					715,059
					867,344,653

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					976,919
Liability for securities on loan—Note 1(b)					91,324,106
Payable for shares of Capital Stock redeemed					13,113,880
Payable for investment securities purchased					7,146,613
					112,561,518

Net Assets ($)					754,783,135

Composition of Net Assets ($):
Paid-in capital					644,691,972
Accumulated undistributed investment income—net					1,401,048
Accumulated net realized gain (loss) on investments					56,003,732
Accumulated net unrealized appreciation
(depreciation) on investments					52,686,383

Net Assets ($)					754,783,135

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	398,035,019	25,767,016	53,520,076	255,150,742	22,310,282
Shares Outstanding	16,901,243	1,158,141	2,402,427	10,664,613	962,692

Net Asset Value
Per Share ($)	23.55	22.25	22.28	23.92	23.17

See notes to financial statements.

18

S TAT E M E N T	O F	O P E R AT I O N S
Ye a r E n d e d O c t o b e r	3 1 ,	2 0 0 6

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers			12,007,997
Affiliated issuers			594,369
Income from securities lending			630,367
Total Income			13,232,733
Expenses:
Management fee—Note 3(a)			9,318,287
Distribution and service plan fees—Note 3(b)			2,015,289
Loan commitment fees—Note 2			7,259
Total Expenses			11,340,835
Investment (Loss)—Net			1,891,898

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments			55,999,337
Net unrealized appreciation (depreciation) on investments			32,812,607
Net Realized and Unrealized Gain (Loss) on Investments			88,811,944
Net Increase in Net Assets Resulting from Operations			90,703,842

See notes to financial statements.

T h e F u n d 19

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income (loss)—net	1,891,898	(746,328)
Net realized gain (loss) on investments	55,999,337	23,410,539
Net unrealized appreciation
(depreciation) on investments	32,812,607	8,765,500
Net Increase (Decrease) in Net Assets
Resulting from Operations	90,703,842	31,429,711

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(12,843,868)	(7,782,907)
Class B shares	(1,056,440)	(1,460,300)
Class C shares	(2,229,215)	(1,827,815)
Class R shares	(6,445,376)	(992,712)
Class T shares	(564,643)	(239,379)
Total Dividends	(23,139,542)	(12,303,113)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	144,206,341	347,264,625
Class B shares	1,203,604	12,769,869
Class C shares	5,105,225	43,628,795
Class R shares	115,322,241	210,877,538
Class T shares	11,607,369	15,371,725
Dividends reinvested:
Class A shares	9,478,238	6,389,293
Class B shares	794,150	1,168,409
Class C shares	1,133,370	1,190,553
Class R shares	5,865,616	578,113
Class T shares	383,430	182,577
Cost of shares redeemed:
Class A shares	(180,883,509)	(94,872,009)
Class B shares	(10,435,316)	(7,580,637)
Class C shares	(23,812,811)	(7,873,380)
Class R shares	(74,542,590)	(42,289,173)
Class T shares	(6,743,465)	(3,970,762)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,318,107)	482,835,536
Total Increase (Decrease) in Net Assets	66,246,193	501,962,134

Net Assets ($):
Beginning of Period	688,536,942	186,574,808
End of Period	754,783,135	688,536,942
Undistributed investment income—net	1,401,048	168,048

20

	Year Ended October 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	6,400,684	16,446,561
Shares issued for dividends reinvested	442,040	307,832
Shares redeemed	(7,992,439)	(4,490,014)
Net Increase (Decrease) in Shares Outstanding	(1,149,715)	12,264,379

Class B [a]
Shares sold	57,002	633,305
Shares issued for dividends reinvested	38,942	58,598
Shares redeemed	(486,884)	(371,837)
Net Increase (Decrease) in Shares Outstanding	(390,940)	320,066

Class C
Shares sold	242,110	2,162,634
Shares issued for dividends reinvested	55,481	59,709
Shares redeemed	(1,110,520)	(385,917)
Net Increase (Decrease) in Shares Outstanding	(812,929)	1,836,426

Class R
Shares sold	5,041,829	9,792,504
Shares issued for dividends reinvested	269,834	27,556
Shares redeemed	(3,257,805)	(1,981,416)
Net Increase (Decrease) in Shares Outstanding	2,053,858	7,838,644

Class T
Shares sold	523,179	741,658
Shares issued for dividends reinvested	18,138	8,889
Shares redeemed	(302,388)	(190,956)
Net Increase (Decrease) in Shares Outstanding	238,929	559,591

a During the period ended October 31, 2006, 160,180 Class B shares representing $3,439,563 were automatically converted to 152,135 Class A shares and during the period ended October 31, 2005, 87,149 Class B shares representing $1,778,502 were automatically converted to 83,446 Class A shares.

See notes to financial statements.

T h e F u n d 21

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.49	20.19	17.43	12.32	12.11
Investment Operations:
Investment income (loss)—net [a]	.06	(.02)	.03	.04	.05
Net realized and unrealized
gain (loss) on investments	2.70	2.46	3.50	5.07	.25
Total from Investment Operations	2.76	2.44	3.53	5.11	.30
Distributions:
Dividends from investment income—net	—	—	—	—	(.06)
Dividends from net realized
gain on investments	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(.70)	(1.14)	(.77)	—	(.09)
Net asset value, end of period	23.55	21.49	20.19	17.43	12.32

Total Return (%) [b]	13.18	12.29	20.86	41.48	2.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.27	(.08)	.16	.27	.33
Portfolio Turnover Rate	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period ($ x 1,000)	398,035	387,991	116,828	17,901	8,260

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended October 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.50	19.44	16.91	12.04	11.89
Investment Operations:
Investment (loss)—net [a]	(.10)	(.18)	(.13)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	2.55	2.38	3.43	4.93	.26
Total from Investment Operations	2.45	2.20	3.30	4.87	.20
Distributions:
Dividends from investment income—net	—	—	—	—	(.02)
Dividends from net realized
gain on investments	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(.70)	(1.14)	(.77)	—	(.05)
Net asset value, end of period	22.25	20.50	19.44	16.91	12.04

Total Return (%) [b]	12.28	11.44	20.18	40.45	1.69

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.25	2.25	2.25	2.25
Ratio of net investment
(loss) to average net assets	(.48)	(.86)	(.73)	(.45)	(.44)
Portfolio Turnover Rate	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period ($ x 1,000)	25,767	31,755	23,897	19,519	12,804

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 23

F I N A N C I A L H I G H L I G H T S (continued)
		Year Ended October 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.52	19.46	16.94	12.06	11.90
Investment Operations:
Investment (loss)—net [a]	(.10)	(.17)	(.12)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	2.56	2.37	3.41	4.94	.25
Total from Investment Operations	2.46	2.20	3.29	4.88	.19
Distributions:
Dividends from net realized
gain on investments	(.70)	(1.14)	(.77)	—	(.03)
Net asset value, end of period	22.28	20.52	19.46	16.94	12.06

Total Return (%) [b]	12.32	11.49	20.02	40.46	1.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.25	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.48)	(.84)	(.63)	(.45)	(.44)
Portfolio Turnover Rate	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period ($ x 1,000)	53,520	65,973	26,828	6,598	4,996

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

24

		Year Ended October 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.77	20.39	17.54	12.36	12.17
Investment Operations:
Investment income—net [a]	.12	.04	.10	.08	.08
Net realized and unrealized
gain (loss) on investments	2.73	2.48	3.52	5.10	.25
Total from Investment Operations	2.85	2.52	3.62	5.18	.33
Distributions:
Dividends from investment income—net	—	—	—	—	(.11)
Dividends from net realized
gain on investments	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(.70)	(1.14)	(.77)	—	(.14)
Net asset value, end of period	23.92	21.77	20.39	17.54	12.36

Total Return (%)	13.43	12.58	21.26	41.91	2.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	.53	.20	.58	.55	.58
Portfolio Turnover Rate	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period ($ x 1,000)	255,151	187,464	15,740	1,998	1,154

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

T h e F u n d 25

F I N A N C I A L H I G H L I G H T S (continued)
		Year Ended October 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.21	19.99	17.30	12.25	12.10
Investment Operations:
Investment income (loss)—net [a]	.01	(.07)	(.02)	.00[b]	.01
Net realized and unrealized
gain (loss) on investments	2.65	2.43	3.48	5.05	.25
Total from Investment Operations	2.66	2.36	3.46	5.05	.26
Distributions:
Dividends from investment income—net	—	—	—	—	(.08)
Dividends from net realized
gain on investments	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(.70)	(1.14)	(.77)	—	(.11)
Net asset value, end of period	23.17	21.21	19.99	17.30	12.25

Total Return (%) [c]	12.88	12.00	20.61	41.22	2.09

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income
(loss) to average net assets	.03	(.32)	(.12)	.00[d]	.05
Portfolio Turnover Rate	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period ($ x 1,000)	22,310	15,353	3,282	795	225

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Amount represents less than .01%.
See notes to financial statements.

26

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”),as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of ClassT shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Managed LLC (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.
28

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the mar-

T h e F u n d 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

ket in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the funds policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

30

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,435,944, undistributed capital gains $26,750,107 and unrealized appreciation $52,905,112.

T h e F u n d 31

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $17,604,191 and $9,145,430 and long-term capital gains $5,535,351 and $3,157,683, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investments trusts, the fund decreased accumulated undistributed investment income-net by $658,898 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment

32

fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2006, the Distributor retained $25,259 and $216 from commissions earned on sales of fund’s Class A and Class T shares, respectively, and $54,358 and $18,392 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

T h e F u n d 33

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2006, Class A, Class B, Class C and Class T shares were charged $1,020,623, $219,041, $451,998 and $49,974, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $73,013, $150,666 and $49,974, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $813,792, Rule 12b-1 distribution plan fees $141,610 and service plan fees $21,517.

34

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $655,639,567 and $677,094,568, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $783,664,557; accordingly, accumulated net unrealized appreciation on investments was $52,905,112, consisting of $81,623,451 gross unrealized appreciation and $28,718,339 gross unrealized depreciation.

T h e F u n d 35

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

36

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $.1603 per share as a long-term capital gain distribution of the $.6955 per share paid on December 20, 2005 and also designates $.0080 per share as a long-term capital gain distribution paid on March 28, 2006.The fund also designates 31.13% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $198,641 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

T h e F u n d 37

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
James M. Fitzgibbons (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director
No. of Portfolios for which Board Member Serves: 27
———————
J. Tomlinson Fort (78)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2005)
Other Board Memberships and Affiliations:
• Allegheny College, Emeritus Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 27
———————
Kenneth A. Himmel (60)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President and CEO,Related Urban Development,a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27

38

Stephen J. Lockwood (59)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-present)
No. of Portfolios for which Board Member Serves: 27
———————
Roslyn M. Watson (57)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Benaree Pratt Wiley (60)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Advisory Board
• The Boston Foundation, Director
• Harvard Business School Alumni Board, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Francis P. Brennan, Emeritus Board Member

T h e F u n d 39

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

40

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 41

For	More	Information

Dreyfus Premier
Small Cap Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and
Approval of the Fund’s Investment
Management Agreement
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Strategic Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Strategic Income Fund, covering the period since the fund’s inception on July 11, 2006, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Premier Strategic Income Fund perform relative to its benchmark?

Between its inception on July 11, 2006, and the end of its annual reporting period on October 31, 2006, the fund’s Class A shares achieved a 4.69% total return and distributed aggregate income dividends of $0.13 per share, Class C shares achieved a 4.44% total return and distributed aggregate income dividends of $0.11 per share and Class R shares achieved a 4.76% total return and distributed aggregate income dividends of $0.14 per share.1 The fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), produced a total return of 4.17% for the same period.2

Most sectors of the bond market rallied during the three and a half months since the fund began operations, as investors first anticipated and then reacted to stabilizing short-term interest rates and evidence of slower economic growth.The fund produced higher returns than its benchmark, which we attribute to its focus on high yield corporate bonds and emerging-market securities, which fared well compared to the investment-grade corporate bonds and U.S. government securities that primarily compose the Index.

What is the fund’s investment approach?

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal.To pursue these goals, we typically allocate the fund’s assets across four sectors of the fixed-income market:U.S.high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

What other factors influenced the fund’s performance?

Economic conditions proved to be favorable for most sectors of the bond market between July and October 2006. U.S. economic growth slowed moderately over the summer, as evidenced by cooling housing markets and modest employment gains. As a result, after more than two years of steady increases,the Federal Reserve Board (the “Fed”) held the overnight federal funds rate steady at 5.25% at its meetings in August,September and October. Investors first anticipated and then reacted favorably to the Fed’s shift in policy, and the longer end of the bond market rallied.

Despite signs of an economic slowdown, business fundamentals, earnings and balance sheets remained healthy in most industries. Accordingly, default rates among corporate bond issuers hovered near historical lows, and higher yielding, lower-rated corporate bonds generally outperformed investment-grade credits. Sound economic and business conditions in overseas markets helped attract investment capital to the emerging markets, fueling rallies in a number of international bond markets.

In this environment, we constructed the fund’s portfolio with an emphasis on some of the market’s more aggressive sectors. A substantial position in high yield bonds helped the fund participate more fully in the rally among lower-rated credits.At the same time, we attempted to manage risks through our security selection and credit evaluation processes. For example, we avoided the debt of troubled U.S. automobile manufacturers, instead participating in the automotive sector’s gains through bonds issued by the automakers’ more financially sound financing subsidiaries. In addition, we focused primarily on high yield bonds with relatively short maturities, which we regarded as less likely to be adversely affected by unexpected adverse developments.

We also established positions in the investment-grade corporate bond market, where we avoided issuers in industrial and economically sensi-

4

tive industries that we believed might be vulnerable to activities that tend to be unfriendly to bondholders,such as leveraged buyouts.Instead, we favored regulated industries where such activities are less common.

The fund also received solid contributions from its positions in the emerging markets. Securities from Brazil and Poland gained value as inflation rates fell and currency exchange rates improved, while shorter-term positions in Egypt and Argentina provided attractive levels of current income. Finally, the fund’s derivative investments generally fared well when credit default swaps designed to provide protection from a declining market in Ecuador gained value during a period of temporary political uncertainty.

What is the fund’s current strategy?

Although high yield and emerging-market bonds have reached richer valuations overall, we have continued to uncover what we believe to be desirable opportunities among individual issuers. We also recently found attractive values among Treasury Inflation Protected Securities, which we believe may benefit from an uptick in inflation as energy prices stabilize. In anticipation of lower interest rates, we have set the fund’s average duration in a range that is slightly longer than industry averages, and we have established a yield curve position designed to benefit from wider yield differences than currently prevail.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
October 31, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Income Fund from July 11, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the period ended October 31, 2006†

	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 3.49	$ 5.85	$ 2.69
Ending value (after expenses)	$1,046.90	$1,044.40	$1,047.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the period ended October 31, 2006 †
	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 3.43	$ 5.76	$ 2.65
Ending value (after expenses)	$1,012.07	$1,009.75	$1,012.85

† From July 11, 2006 (commencement of initial offering) to October 31, 2006.

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% for Class R; multiplied by the average account value over the period, multiplied by 113/365 (to reflect the period).

6

STATEMENT OF INVESTMENTS October 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—113.6%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—1.5%
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000 [a]	254,333
Asset-Backed Ctfs./
Home Equity Loans—2.0%
Home Equity Mortgage Trust,
Ser. 2006-4, Cl. A1	5.67	11/25/36	276,018 [b]	276,549
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	70,000 [b]	70,000
				346,549
Automobile Manufacturers—2.6%
DaimlerChrysler N.A. Holding,
Gtd. Notes	5.82	3/13/09	450,000 [b]	450,588
Banks—8.2%
Chevy Chase Bank, F.S.B.,
Sub. Notes	6.88	12/1/13	115,000	116,150
Colonial Bank N.A./Montgomery, AL
Sub. Notes	8.00	3/15/09	200,000	209,139
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	225,000 [a]	240,893
Islandsbanki,
Notes	5.53	10/15/08	100,000 [a,b]	99,806
Landsbanki Islands,
Notes	6.10	8/25/09	230,000 [a,b]	230,225
SunTrust Preferred Capital I,
Notes	5.85	12/15/49	35,000 [b]	35,320
USB Capital IX,
Gtd. Notes	6.19	4/15/49	450,000 [b]	459,901
				1,391,434
Building & Construction—.9%
D.R. Horton,
Unsub. Notes	6.00	4/15/11	145,000	145,414
Chemicals—.7%
RPM International,
Sr. Notes	4.45	10/15/09	115,000	111,355
Commercial Mortgage
Pass-Through Ctfs.—3.6%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.68	4/25/34	74,984 [a,b]	75,078

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bayview Commercial Asset Trust,
Ser. 2006-3A, Cl. B3	7.92	10/25/36	469,775 [a,b]	469,775
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	65,000 [a]	65,179
				610,032
Diversified Financial Services—15.4%
American Express,
Sub. Debs.	6.80	9/1/66	75,000 [b]	79,897
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	215,000 [b]	234,200
Capital One Financial,
Sr. Notes	5.67	9/10/09	225,000 [b]	225,806
FCE Bank,
Notes EUR	4.38	9/30/09	95,000 [b,c]	116,096
Ford Motor Credit,
Notes	6.19	9/28/07	350,000 [b]	347,753
Glencore Funding,
Gtd. Notes	6.00	4/15/14	80,000 [a]	77,824
GMAC,
Notes	6.27	1/16/07	340,000 [b]	339,972
Kaupthing Bank,
Notes	6.07	1/15/10	230,000 [a,b]	230,016
Kaupthing Bank,
Notes	7.13	5/19/16	265,000 [a]	282,784
Leucadia National,
Sr. Notes	7.00	8/15/13	115,000	116,294
Residential Capital,
Gtd. Notes	7.20	4/17/09	340,000 [a,b]	340,806
St. George Funding,
Bonds	8.49	12/29/49	225,000 [a,b]	237,001
				2,628,449
Electric Utilities—3.3%
AES,
Sr. Notes	8.88	2/15/11	105,000	113,400
DTE Energy,
Sr. Notes, Ser. A	6.65	4/15/09	175,000	180,165
National Grid,
Notes	6.30	8/1/16	35,000	36,515

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
TXU,
Sr. Notes, Ser. O		4.80	11/15/09	235,000	230,851
					560,931
Environmental Control—.3%
Oakmont Asset Trust,
Notes		4.51	12/22/08	60,000 [a]	58,649
Food & Beverages—.7%
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	115,000	116,438
Foreign/Governmental—15.6%
Banco Nacional de Desenvolvimento
Economico e Social,
Unsub. Notes		5.87	6/16/08	100,000 [b]	98,950
Federal Republic of Brazil,
Bonds	BRL	12.50	1/5/16	1,010,000 [c]	480,504
Mexican Bonos,
Bonds, Cl. M	MXN	9.00	12/22/11	3,150,000 [c]	306,590
Poland Government,
Bonds, Ser. 0608	PLN	5.75	6/24/08	4,250,000 [c]	1,426,270
Republic of Argentina,
Bonds		5.59	8/3/12	490,000 [b]	352,065
					2,664,379
Health Care—2.6%
Coventry Health Care,
Sr. Notes		5.88	1/15/12	80,000	79,838
HCA,
Sr. Unscd. Notes		7.88	2/1/11	145,000	139,925
HCA,
Sr. Unscd. Notes		8.75	9/1/10	45,000	45,563
Medco Health Solutions,
Sr. Notes		7.25	8/15/13	160,000	174,065
					439,391
Hotels—.1%
Host Hotels & Resorts,
Sr. Notes		6.88	11/1/14	20,000 [a]	20,175
Lodging & Entertainment—2.4%
Cinemark,
Sr. Discount Notes		9.75	3/15/14	15,000 [d]	12,281

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment (continued)
Harrah’s Operating,
Gtd. Notes	7.13	6/1/07	65,000	65,311
MGM Mirage,
Gtd. Notes	8.50	9/15/10	135,000	143,606
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	120,000	119,550
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	75,000	74,625
				415,373
Machinery—.7%
Terex,
Gtd. Notes	7.38	1/15/14	115,000	117,300
Manufacturing—.2%
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	40,000 [a]	41,600
Media—2.4%
AOL Time Warner,
Gtd. Debs.	7.70	5/1/32	105,000	119,941
Comcast,
Gtd. Notes	5.67	7/14/09	225,000 [b]	225,589
COX Communications,
Notes	7.13	10/1/12	55,000	58,864
				404,394
Oil & Gas—1.3%
Anadarko Petroleum,
Sr. Unscd. Notes	5.79	9/15/09	225,000 [b]	225,502
Packaging & Containers—1.1%
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	115,000	118,450
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	65,000 [a]	66,219
				184,669
Property & Casualty Insurance—1.3%
Hartford Financial Services Group,
Sr. Notes	5.66	11/16/08	225,000	226,573
Residential Mortgage
Pass-Through Ctfs.—4.5%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2005-31 Cl. 2A1	5.53	1/25/36	215,210 [b]	214,434

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25 Cl. 4A2	6.21	9/25/36	144,681 [b]	146,489
New Century Alternative Mortgage
Loan Trust, Ser. 2006-ALT2,
Cl. AF6A	5.89	10/15/36	60,000 [b]	60,622
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR1, Cl. 1A1	4.54	2/25/35	359,808 [b]	353,196
				774,741
Retail—.3%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	50,000	50,819
State/Government
General Obligations—2.6%
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	440,000 [b]	442,328
Technology—.2%
Freescale Semiconductor,
Sr. Notes	6.88	7/15/11	40,000	42,000
Telecommunications—5.3%
Deutsche Telekom International
Finance, Gtd. Bonds	8.00	6/15/10	70,000	76,470
Intelsat,
Sr. Notes	5.25	11/1/08	30,000	29,175
Nextel Partners,
Sr. Notes	8.13	7/1/11	140,000	147,700
PanAmSat,
Gtd. Notes	9.00	6/15/16	115,000 [a]	120,750
Qwest,
Sr. Notes	8.64	6/15/13	210,000 [b]	227,325
Sprint Capital,
Gtd. Notes	8.75	3/15/32	95,000	117,706
Windstream,
Sr. Notes	8.13	8/1/13	170,000 [a]	182,325
				901,451
U.S. Government Agencies/
Mortgage-Backed—3.6%
Federal National Mortgage Association
6.00%			600,000 [e]	609,326

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities—30.2%
U.S. Treasury Inflation Protected
Securities 2.00%, 1/15/16	1,237,848 [f,g]	1,203,394
U.S. Treasury Notes
4.63%, 10/31/11	2,385,000 [g]	2,391,709
4.88%, 8/15/16	1,535,000 [g]	1,567,379
		5,162,482
Total Bonds and Notes
(cost $19,137,432)		19,396,675

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
3-Month Floor USD Libor-BBA
Interest Rate, October 2009 @ 4	4,560,000	9,529
December 2006 5 Year US Treasury Futures,
November 2006 @ 106	4,400,000	6,188
		15,717
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	9,000,000	399
January 2007 5 Year US Treasury Futures,
December 2006 @ 104.5	6,600,000	6,187
		6,586
Total Options
(cost $25,069)		22,303

	Principal
Short-Term Investments—2.9%	Amount ($)	Value ($)

Corporate Notes—2.6%
Egyptian Treasury Bill,
9.06%, 3/15/07	450,000 [a,h]	454,626
U.S. Treasury Bills—.3%
4.81%, 12/7/06	45,000 [i]	44,777
Total Short-Term Investments
(cost $495,181)		499,403

12

Other Investment—8.5%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,449,000)		1,449,000 [j]	1,449,000

Total Investments (cost $21,106,682)		125.1%	21,367,381

Liabilities, Less Cash and Receivables		(25.1%)	(4,282,888)

Net Assets		100.0%	17,084,493

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities
	amounted to $3,548,064 or 20.8% of net assets.
[b]	Variable rate security—interest rate subject to periodic change.
[c]	Principal amount stated in U.S. Dollars unless otherwise noted. BRL—Brazilian Real EUR—Euro
	MXN—Mexican Peso PLN—Polish Zloty
[d]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[e] Purchased on a forward commitment basis.
[f]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[g] Purchased on a delayed delivery basis.
[h] Credit Linked Notes.
[i]	All or partially held by a broker as collateral for open financial futures positions.
[j]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	50.0	State/Government General Obligations 2.6
U.S. Government & Agencies	33.8	Forward Currency Exchange Contracts/
Foreign/Governmental	15.6	Options/Futures/Swaps	.6
Asset/Mortgage-Backed	11.6
Short-Term/Money Market Investments	11.4		125.6

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES October 31, 2006
		Market Value		Unrealized
		Covered by		Depreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Short
Euro-Bobl	15	(2,100,837)	December 2006	(3,855)

See notes to financial statements.
14

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		19,657,682	19,918,381
Affiliated issuers		1,449,000	1,449,000
Cash			52,119
Cash denominated in foreign currencies		15,073	15,329
Receivable for investment securities sold			336,716
Dividends and interest receivable			234,988
Swaps premium paid			227,320
Unrealized appreciation on swaps—Note 4			158,147
Receivable for mortgage dollar rolls			76,225
Receivable for shares of Capital Stock subscribed			66,948
Receivable from broker for swap transactions—Note 4			12,990
Unrealized appreciation on forward currency exchange contracts—Note 4			1,532
Prepaid expenses			39,305
Due from The Dreyfus Corporation and Affiliates—Note 3(d)			5,990
			22,594,990

Liabilities ($):
Payable for investment securities purchased			4,675,112
Payable for mortgage dollar rolls			684,681
Unrealized depreciation on forward currency exchange contracts—Note 4			44,074
Payable for shares of Capital Stock redeemed			39,322
Unrealized depreciation on swaps—Note 4			23,452
Payable for futures variation margin—Note 4			5,166
Payable to broker from swaps transactions—Note 4			241
Accrued expenses			38,449
			5,510,497

Net Assets ($)			17,084,493

Composition of Net Assets ($):
Paid-in capital			16,527,129
Accumulated undistributed investment income—net			69,896
Accumulated net realized gain (loss) on investments			137,023
Accumulated net unrealized appreciation (depreciation) on investments, options, swap transactions and foreign currency transactions
[including ($3,855) net unrealized (depreciation) on financial futures]			350,445

Net Assets ($)			17,084,493

Net Asset Value Per Share
	Class A	Class C	Class R

Net Assets ($)	15,452,498	846,067	785,928
Shares Outstanding	1,193,052	65,368	60,670

Net Asset Value Per Share ($)	12.95	12.94	12.95

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS From July 11, 2006 (commencement of operations) to October 31, 2006
Investment Income ($):
Income:
Interest	262,814
Dividends;
Affiliated issuers	11,330
Total Income	274,144
Expenses:
Management fee—Note 3(a)	28,983
Legal fees	38,860
Audit fees	38,500
Shareholder servicing costs—Note 3(d)	12,021
Registration fees	4,997
Custodian fees	2,242
Prospectus and shareholders’ reports	1,922
Distribution fees—Note 3(c)	1,812
Trustees’ fees and expenses—Note 3(b)	330
Miscellaneous	4,830
Total Expenses	134,497
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(80,144)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(2,242)
Net Expenses	52,111
Investment Income—Net	222,033

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transations	164,030
Net realized gain (loss) on forward currency exchange contracts	19,516
Net realized gain (loss) on financial futures	(1,336)
Net realized gain (loss) on options transactions	(3,247)
Net realized gain (loss) on swaps transactions	(31,533)
Net Realized Gain (Loss)	147,430
Net unrealized appreciation (depreciation) on investments, option transactions, swap transactions and foreign currency transactions
[including ($3,855) net unrealized (depreciation) on financial futures]	350,445
Net Realized and Unrealized Gain (Loss) on Investments	497,875
Net Increase in Net Assets Resulting from Operations	719,908

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS From July 11, 2006 (commencement of operations) to October 31, 2006
Operations ($):
Investment income—net	222,033
Net realized gain (loss) on investments	147,430
Net unrealized appreciation
(depreciation) on investments	350,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	719,908

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(147,071)
Class C shares	(6,922)
Class R shares	(8,551)
Total Dividends	(162,544)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	14,843,087
Class C shares	812,027
Class R shares	750,000
Dividends reinvested:
Class A shares	146,081
Class C shares	6,834
Class R shares	8,551
Cost of shares redeemed:
Class A shares	(39,451)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	16,527,129
Total Increase (Decrease) in Net Assets	17,084,493

Net Assets ($):
Beginning of Period	—
End of Period	17,084,493
Undistributed investment income—net	69,896

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
Capital Share Transactions:
Class A
Shares sold	1,184,668
Shares issued for dividends reinvested	11,443
Shares redeemed	(3,059)
Net Increase (Decrease) in Shares Outstanding	1,193,052

Class C
Shares sold	64,833
Shares issued for dividends reinvested	535
Net Increase (Decrease) in Shares Outstanding	65,368

Class R
Shares sold	60,000
Shares issued for dividends reinvested	670
Net Increase (Decrease) in Shares Outstanding	60,670

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class from July 11, 2006 to October 31, 2006. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.18	.15	.19
Net realized and unrealized
gain (loss) on investments	.40	.40	.40
Total from Investment Operations	.58	.55	.59
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.14)
Net asset value, end of period	12.95	12.94	12.95

Total Return (%) [b]	4.69[c]	4.44[c]	4.76

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d,e]	2.75	3.52	2.51
Ratio of net expenses to average net assets [d]	1.05	1.80	.81
Ratio of net investment income
to average net assets [d]	4.62	3.87	4.87
Portfolio Turnover Rate [b,f]	279.33	279.33	279.33

Net Assets, end of period ($ x 1,000)	15,452	846	786

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
[d] Annualized.
[e]	The fund’s expense ratios net of earnings credits for Class A, Class C and Class R was 2.71%, 3.47% and
2.47%, respectively.
[f]	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2006 was 271.65%.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund, which commenced operations on July 11, 2006.The fund’s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class R (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

As of October 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 1,091,375, 60,533 and 60,670 of the outstanding Class A, Class C and Class R shares of the fund, respectively.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors.Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value (“NAV”). Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S.dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains

22

or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2006, the Board of Trustees declared a cash dividend of $.051, $.043 and $.054 per share from undistributed investment income-net for Class A, Class C and Class R, respectively, payable on November 1, 2006 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2006.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be

24

applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006 the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $236,007, undistributed capital gains $17,035 and unrealized appreciation $304,322.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2006, were as follows: ordinary income $162,544.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to tax treatment for amortization of premiums, foreign currency transactions and treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $10,407 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager and the Company,the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until October 31, 2007, so the expenses, exclusive

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution fees, shareholder services fee and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $80,144 during the period ended October 31, 2006.

(b) Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2006, Class C shares were charged $1,812, pursuant to the Plan.

26

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor for the provision of certain services to the holders of their shares at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares. During the period ended October 31, 2006, Class A and Class C shares were charged $10,877 and $604, respectively, pursuant to the Shareholder Services Plan. Other amounts included in shareholder servicing cost relate to transfer agent charges.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2006, the fund was charged $28 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2006, the fund was charged $2,242 pursuant to the custody agreement.

During the period ended October 31, 2006 the fund was charged $1,363 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $8,025, Rule 12b-1 distribution plan fees $519, service plan fees $3,279, chief compliance officer fees $1,363 and transfer agency per account fees $12 which are offset against an expense reimbursement currently in effect in the amount of $19,188.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use collateral received in connection with lending the fund’s securities to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, futures, options and swap transactions during the period ended October 31, 2006, amounted to $82,910,063 and $63,448,762, respectively, of which $1,743,094 in purchases and $1,743,741 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006 are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

28

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. The following summarizes the fund’s call/put options written for the period ended October 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
October 31, 2005	—	—
Contracts written	8,600,000	7,932
Contracts terminated:
Contracts closed	6,000,000	6,799	1,126	5,673
Contracts expired	2,600,000	1,133	—	1,133
Total contracts terminated	8,600,000	7,932	1,126	6,806
Contracts outstanding
October 31, 2006	—	—

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at October 31, 2006:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Buys;
Icelandic Krona,
Expiring 12/20/2006	8,600,000	125,577	127,109	1,532
Sells:		Proceeds ($)
Euro,
Expiring 12/20/2006	189,688	240,786	242,744	(1,958)
Polish Zloty,
Expiring 12/20/2006	4,370,000	1,402,895	1,445,010	(42,116)
Total				(42,542)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

30

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes interest rate swaps entered into by the fund at October 31, 2006:

Notional	Reference		(Pay)/Receive		Unrealized
Amount	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration	Appreciation ($)

5,460,000	USD-3 month	J.P. Morgan
	LIBOR BBA	Chase Bank	(5.44)	8/3/2011	90,608
518,000,000	JPY-6 month
	YENIBOR	Merrill Lynch	.92	7/19/2008	14,073
					104,681

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credits protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swap agreements at October 31, 2006:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

450,000	Structured
	Index	Morgan Stanley	1.62	6/20/2016	5,893
450,000	Structured Index	Morgan Stanley	(.55)	6/20/2013	1,809
460,000	Dow Jones CDX.EM.6	UBS Warburg	1.40	12/20/2011	666
900,000	Cox Communications,	J.P. Morgan
	6.8%, 8/1/2028	Chase Bank	.60	9/20/2011	8,564
900,000	Enterprise Products
	Operating, 6.375%,
	2/1/2013	UBS Warburg	.47	9/20/2011	1,674
900,000	Kaupthing Bank,	J.P. Morgan
	5.55%, 12/1/2009	Chase Bank	.57	9/20/2007	3,509
900,000	Cox Communications,	J.P. Morgan
	6.8%, 8/1/2028	Chase Bank	(.33)	9/20/2009	(3,768)
900,000	Enterprise Products
	Operating, 6.375%,
	2/1/2013	UBS Warburg	(.24)	9/20/2009	576
386,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.19)	12/20/2011	(950)

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)
					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

100,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(668)
200,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(1,333)
300,000	Kimberly Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(1,997)
1,105,000	Structured Model	J.P. Morgan
	Portfolio 0-3%	Chase Bank	—	9/20/2013	19,338
20,000	Structured Model
	Portfolio 0-3%	UBS Warburg	—	9/20/2013	339
112,500	Republic of Peru,
	8.75%, 11/21/2033	UBS Warburg	1.30	8/20/2011	1,757
460,000	Republic of
	Venezuela, 9.25%,
	9/15/2027	UBS Warburg	(2.33)	11/20/2016	(1,548)
225,000	Wolters Kluwer,
	5.125%, 1/27/2014	UBS Warburg	(.92)	9/20/2016	(3,767)
1,370,000		J.P. Morgan
	Dow Jones CDX.7	Chase Bank	(1.10)	12/20/2016	(9,421)
2,740,000		J.P. Morgan
	Dow Jones CDX.7	Chase Bank	.51	12/20/2016	9,341
					30,014

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2006, the cost of investments for federal income tax purposes was $21,144,839; accordingly, accumulated net unrealized appreciation on investments was $222,542, consisting of $265,547 gross unrealized appreciation and $43,005 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, of Dreyfus Premier Strategic Income Fund (the “Fund”) of The Dreyfus/ Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2006, and the related statements of operations, and changes in net assets, and financial highlights for the period from July 11, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31,2006,by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 11, 2006 to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York December 21, 2006

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 79.89% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying “interest related dividends”.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on April 19-20, 2006, the Board considered the approval, through the renewal date of April 4, 2008, of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager will provide the fund with investment advisory services and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members were referred to information previously provided to them in a presentation from representatives of the Manager at the February 1 and 2, 2006 Board meeting (the “February Meeting”) regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the underlying facts. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. The Board discussed with representatives of the Manager the portfolio management team and the fund’s policies and objectives.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members reviewed and placed significant emphasis on comparisons of the proposed advisory fee to those of funds in the Lipper Multi-Sector Income Funds category.The fund’s contractual management fee was lower than the average and within the range of the median contractual advisory or adviser/administration fees of the funds in the category, and the actual management fee was slightly higher than the average and median advisory or adviser/administration fees of the funds in the category (net of any fee waivers and reimbursements).The fund’s total expense ratio (as limited through October 31, 2007 by agreement with the Manager) was significantly below the average and median for the category (net of any fee waivers and reimbursements).

Representatives of the Manager informed the Board members that there were no other mutual funds managed by the Manager or its affiliates included in the Lipper Multi-Sector Income Funds category and there were no accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manager from acting as investment adviser.The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement.

36

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services to be provided by the Manager are adequate and appropriate.

• The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager from its relationship with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1999)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
James M. Fitzgibbons (72)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27
———————
J. Tomlinson Fort (78)
Board Member (1987)

Principal Occupation During Past 5 Years:

• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:
  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 27
———————
Kenneth A. Himmel (60)
Board Member (1994)

Principal Occupation During Past 5 Years:
  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 27
38

Stephen J. Lockwood (59) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)
No. of Portfolios for which Board Member Serves: 27
———————
Roslyn M. Watson (57)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:
  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Benaree Pratt Wiley (60)
Board Member (1998)

Principal Occupation During Past 5 Years:
  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Advisory Board
• The Boston Foundation, Director
• Harvard Business School Alumni Board, Director
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

40

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More	Information

Dreyfus Premier	Transfer Agent &
Strategic Income Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,225 in 2005 and $439,165 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $46,650 in 2005 and $52,050 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approve .On and after May

6, 2003, 100% of all services provided by the Auditor were pre-approved as required.For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $28,875 in 2005 and $30,375 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,476,000 in 2005 and $2,762,100 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2006

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2006

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)